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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OfficeMax Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice and Proxy Statement
OfficeMax Incorporated Annual Meeting of Stockholders Naperville, Illinois Wednesday, April 23, 2008

OFFICEMAX INCORPORATED

NOTICE OF ANNUAL MEETING
Wednesday, April 23, 2008
10:00 a.m., Central Daylight Time

Holiday Inn Select
1801 N. Naper Blvd.
Naperville, Illinois 60563

March 10, 2008

Dear Stockholder:

        On behalf of the board of directors, it is my pleasure to invite you to our 2008 annual meeting of stockholders to:

  •
  elect eight directors;

  •
  approve the appointment of KPMG LLP as our independent registered public accounting firm for 2008;

  •
  approve an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock available for issuance under the plan to make certain other changes to the plan and re-approve the material terms of the performance goals under the plan; and

  •
  conduct other business properly brought before the meeting.

        Stockholders who owned stock at the close of business on February 28, 2008 can vote at the meeting.

        Your vote is important regardless of the number of shares of stock you own. Whether you plan to attend or not, please review our proxy materials and request a proxy card to sign, date, and return or submit your proxy or voting instruction card, as applicable, by telephone or through the internet. Instructions for each type of voting are included in the Notice of Internet Availability of Proxy Materials that you received and in this proxy statement. If you attend the meeting and prefer to vote at that time, you may do so.

        Thank you for your ongoing support of and continued interest in OfficeMax.

Sincerely yours,

Sam K. Duncan Chairman of the Board and Chief Executive Officer

 Table of Contents

OfficeMax Incorporated	1
Annual Meeting Information	1
Proxy Statement	1
Voting	1
Employees Who Are Stockholders	2
Confidential Voting Policy	3
Votes Necessary for Action to be Taken	3
Proxy Solicitation	3
Items You May Vote On	4
Election of Directors	4
Appointment of Independent Registered Public Accounting Firm	4
Approval of an Amendment to Our OfficeMax Incentive and Performance Plan to Increase the Number of Shares of Stock Available for Issuance under the Plan and to Make Certain Other Changes to the Plan and Re-approve the Material Terms of the Performance Goals under the Plan	5
Proposed Plan Amendments	5
History and Operation of the OMIPP	7
Material Features of the OMIPP	7
Other Matters to be Presented at the Meeting	14
Board of Directors	15
Structure	15
Director Independence	17
Related Transactions	18
Director Compensation	19
Description of Director Compensation	21
OfficeMax Incentive and Performance Plan	21
Additional Director Compensation Plans	22
Meetings of the Board	23
Committee of Outside Directors	24
Executive Committee	24
Governance and Nominating Committee	24
Qualifications for Directors	25
Governance Guidelines and Committee Charters	25
Communications with Directors	26
Audit Committee Report	26
Audit Committee Responsibilities	27
Audit, Audit-Related, and Other Nonaudit Services	28
Financial Statement Recommendation	29
Executive Compensation Committee Report	30
Committee Authority and Responsibilities	30
Committee Procedure	31
Compensation Discussion and Analysis	31
Overview	31

i

ii

 OfficeMax Incorporated

        OfficeMax Incorporated ("OfficeMax," the "company," or "we") is a leader in both business-to-business office products solutions and retail office products. We provide office supplies and paper, in-store print and document services, technology products and solutions and furniture to consumers, and to large, medium and small businesses. Our customers are served by approximately 35,000 associates through direct sales, catalogs, the Internet and a network of retail stores located throughout the United States, Canada, Australia, New Zealand and Mexico. Our common stock is traded on the New York Stock Exchange ("NYSE") under the ticker symbol OMX. Our corporate headquarters is located at 263 Shuman Boulevard, Naperville, Illinois 60563, and our website address is www.officemax.com.

 Annual Meeting Information

Proxy Statement

        This proxy statement summarizes information we must provide to you under the rules of the Securities and Exchange Commission ("SEC"). It is designed to assist you in voting your shares of stock. We have provided this proxy statement in connection with the solicitation of proxies by our board of directors for the 2008 annual meeting of stockholders. We will begin mailing notice of the availability of these proxy materials on or about March 10, 2008.

Voting

        You can vote your shares of stock by requesting a proxy card to sign, date, and return or submitting your vote by telephone or through the internet. Please see the Notice of Internet Availability of Proxy Materials we sent to you or this proxy statement for specific instructions on how to cast your vote by any of these methods.

        If your shares of stock are registered directly in your name, you are considered a stockholder of record and will receive your Notice of Internet Availability of Proxy Materials directly from us. If you hold your shares of stock through a broker, bank, or other financial institution, you are considered the beneficial owner of stock held in street name and will receive your notice from your broker, bank or other institution.

        For stockholders of record, voting instructions submitted via mail, telephone or the Internet must be received by Broadridge, our independent tabulator, by 11:59 p.m. Eastern Time on April 22, 2008. Submitting your vote via mail, telephone or the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

        The Internet and telephone voting procedures available to you are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders voting via the Internet or telephone should understand that there may be costs associated with voting in this manner, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

        Stockholders of record can vote by:

  •
  returning a completed proxy card by mail to our independent tabulator, Broadridge, by 11:59 p.m. Eastern Time on April 22, 2008;

  •
  submitting voting instructions via the Internet or telephone by 11:59 p.m. Eastern Time on April 22, 2008; or

  •
  completing a ballot and returning it to the inspector of election during the annual meeting.

        If you hold your stock in street name, you can vote by submitting a voting instruction card to your broker or other institution that sent your Notice of Internet Availability of Proxy Materials to you in accordance with their procedures.

        Please see the next section "Employees Who Are Stockholders" for information regarding voting shares of stock held in our Employee Stock Ownership Plan fund or the OfficeMax common stock fund in the OfficeMax Savings Plan.

        If you submit a valid proxy card or validly vote your proxy via the Internet, and you do not subsequently revoke your proxy, the individuals named on the card, as your proxies, will vote your shares of stock in accordance with your instructions. If you do not indicate instructions, your shares of stock will be voted for the:

  •
  election of the eight nominees to serve on our board of directors;

  •
  appointment of KPMG LLP as our independent registered public accounting firm for 2008; and

  •
  approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan (the "OMIPP") to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and re-approval of the material terms of the performance goals under the plan.

        If you are a stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the annual meeting. To do so:

  •
  subsequently submit a new proxy to the independent tabulator by mail, telephone or through the Internet prior to 11:59 p.m. Eastern Time on April 22, 2008; or

  •
  attend the annual meeting and vote in person by ballot.

        If you hold your stock in street name, you may revoke or change your proxy instructions at any time prior to the vote at the annual meeting by submitting new voting instructions to your broker or other institution in accordance with their procedures.

        Each share of OfficeMax stock is entitled to one vote. As of February 28, 2008 (the record date for determining stockholders entitled to vote at the meeting), we had the following shares of stock outstanding and entitled to vote:

Type/Series of Stock	Number of Shares Outstanding

Common stock	75,904,885
Convertible preferred stock, Series D (ESOP)	1,061,160

Employees Who Are Stockholders

        If you are a current or former employee of OfficeMax or one of its subsidiaries and you participate in the Employee Stock Ownership Plan ("ESOP") fund or the OfficeMax common stock fund in the OfficeMax Savings Plan ("Savings Plan"), you may instruct the plans' trustees how to vote the shares of stock allocated to you under these plans. You can instruct the voting of your stock by requesting a voting instruction card to sign, date, and return or submitting your vote by telephone or through the internet. Please see the Notice of Internet Availability of Proxy Materials we sent to you or this proxy statement for specific instructions on how to provide voting instructions by any of these methods. Please note that your voting instructions for stock you hold in the ESOP fund or the Savings Plan must be returned by 11:59 p.m. Eastern Time on April 18, 2008.

        The plans' trustees will vote any shares in the plans for which instructions are not received or that are not allocated to an account in the same proportion as shares of stock voted by the plan participants generally, subject to the Trustees' fiduciary obligations under applicable law.

Confidential Voting Policy

        We have a confidential voting policy. Stockholders' votes will not be disclosed to us other than in limited situations. The tabulator will collect, tabulate, and retain all proxies and will forward any comments written on the proxy cards or otherwise received by the tabulator to management. Our confidential voting policy will not apply in the event of a contested solicitation.

Votes Necessary for Action to be Taken

        A quorum is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote at the meeting are present in person or by proxy. The election inspector will treat abstentions and "broker non-votes" as shares of stock that are present and entitled to vote for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        Brokers will not have discretionary voting power with respect to the proposal to amend our OMIPP to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan. Abstentions and withheld votes, including broker non-votes, do not count as votes cast either for or against any of the proposals.

        The eight nominees who receive the greatest number of votes at the annual meeting will be elected as directors.

        The proposal for appointing KPMG LLP as our independent registered public accounting firm for 2008 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

        The proposal to amend our OMIPP to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and re-approve the material terms of the performance goals under the plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

Proxy Solicitation

        We pay the expenses of soliciting proxies. OfficeMax has retained D.F. King & Company ("D.F. King") to assist in the solicitation of proxies. D.F. King will receive an aggregate fee of $18,500, plus out-of-pocket expenses. In addition to the solicitation of proxies by use of the mail, employees of D.F. King, and our directors, officers and regular employees, may solicit the return of proxies by personal interview, mail, electronic mail, facsimile, telecopy, telegram, telephone, and internet. Our officers and employees will not receive additional compensation. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of stock. OfficeMax has agreed to indemnify D.F. King against certain liabilities arising out of or in connection with this engagement.

 Items You May Vote On

1.   Election of Directors

        Each member of our board of directors is elected each year for a one year term.

        The persons named in the enclosed proxy intend to vote the proxy for the election of each of the eight nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.

        Our board of directors has proposed eight nominees for election as directors with terms expiring in 2009 at the annual meeting: Dorrit J. Bern, Warren F. Bryant, Joseph M. DePinto, Sam K. Duncan, Rakesh Gangwal, Francesca Ruiz de Luzuriaga, William J. Montgoris and David M. Szymanski. Detailed information on all the nominees is provided beginning on page 15. We expect that all nominees will be able to serve if elected. If any nominee is not able to serve, either we will vote the proxies for another nominee recommended by our Governance and Nominating Committee and nominated by the board of directors or the board may reduce the number of directors to be elected at the meeting.

        Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until earlier termination of his or her service.

Our board of directors unanimously recommends
a vote "FOR" each of these nominees.

2.   Appointment of Independent Registered Public Accounting Firm

        Our Audit Committee appointed KPMG LLP to serve as our independent registered public accounting firm for 2008, subject to stockholder approval. Representatives of KPMG LLP will be present at the annual meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

        The following table sets out the various fees for services provided by KPMG LLP in 2006 and 2007. The Audit Committee pre-approved all of these services.

Annual Fees for 2006 and 2007

	Amounts
Description	2007	2006

Audit Fees (1)	$3,757,365	$3,971,635
Audit-Related Fees (2)	250,339	262,000
Tax Fees (3)	9,168	60,930
All Other Fees	—	—

(1)
Audit fees relate to professional services rendered in conjunction with the audit of our annual financial statements, the review of our quarterly financial statements, the audit of our internal controls over financial reporting, statutory filings and other services pertaining to SEC matters.

(2)
Audit-related fees relate to attestation and other services traditionally performed by companies' independent accountants, such as audits of our employee benefit plans, special procedures required to meet certain regulatory requirements and other miscellaneous assurance services.

(3)
Tax fees relate to tax compliance services surrounding transactions that have already occurred. We use these services to document, compute, and obtain government approval for amounts to be included in tax filings.

        KPMG LLP's full-time, permanent employees conducted the services described in the chart above. Leased personnel were not employed with respect to the domestic audit engagement.

        The Audit Committee is responsible for recommending, for stockholder approval, our independent registered public accounting firm. Should stockholders fail to approve the appointment of KPMG LLP, the Audit Committee would undertake the task of reviewing the appointment. Nevertheless, given the difficulty and expense of changing independent accountants mid-way through the year, there is no assurance that a firm other than KPMG LLP could be secured to deliver any or all of the company's independent auditing services required in 2008. The Audit Committee, however, would take the lack of stockholder approval into account when recommending an independent registered public accounting firm for 2009.

Our board of directors unanimously recommends a vote "FOR" the approval of
KPMG LLP as our independent registered public accounting firm for 2008.

3.   Approval of an Amendment to Our OfficeMax Incentive and Performance Plan to Increase the Number of Shares of Stock Available for Issuance under the Plan and to Make Certain Other Changes to the Plan and Re-approve the Material Terms of the Performance Goals under the Plan

        In 2003, our board of directors adopted and our stockholders approved the 2003 OfficeMax Incentive and Performance Plan (the "OMIPP"). The board believes the OMIPP is essential to maintain a balanced and competitive compensation program. A total of 7,000,000 shares of our common stock had been reserved for issuance under the plan. On February 14, 2008, the board amended and restated the plan, subject to stockholder approval, effective as of April 23, 2008 (the "Effective Date"), to increase the number of shares of stock available for issuance under the plan by 5,800,000 shares (from 7,000,000 to 12,800,000), to extend the term of the plan to April 23, 2018 and to make certain other amendments to the plan.

        As of February 27, 2008, 4,162,993 shares were reserved for issuance under the OMIPP in connection with 1,593,195 outstanding stock options (with a weighted average exercise price of $31.84 and a weighted average remaining term of 3.974 years) and 2,569,798 outstanding shares to be issued pursuant to other awards made pursuant to the OMIPP (including restricted stock units). As of February 27, 2008, 2,269,796 shares remained available for future issuance under the plan.

Proposed Plan Amendments

        At the meeting, stockholders will be requested to consider and approve the proposed amendment to the OMIPP to increase the number of shares of our common stock reserved for issuance as of the Effective Date under the plan from 7,000,000 to 12,800,000, to extend the term of the plan to April 23, 2018 and to make certain other amendments to the plan, including the following:

  •
  amendment to provide for a "fungible pool" method of accounting for awards;

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  amendment to allow the Executive Compensation Committee to make changes to the plan and award agreements as necessary to comply with applicable foreign laws;

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  amendment to include a minimum vesting period of no less than one year for options and stock appreciation rights, except with respect to substitute awards for grants made under a plan of an acquired business entity;

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  amendment to include a restriction period for restricted stock and restricted stock units of three years for time-based awards in excess of 5% of the number of shares of stock available for awards under the plan;

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  amendment to include a minimum performance period of no less than one year for share-based or cash-based performance awards (excluding annual incentive awards);

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  amendment to provide that stock bonuses are made only in payment of earned incentive compensation;

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  amendment to provide an increased annual limit on incentive awards, but remove the ability to defer amounts over such limit;

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  amendment to allow participants to make transfers to tax-exempt charitable organizations and remove the Executive Compensation Committee's ability to approve transfers to other individuals or entities;

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  amendment to modify the change in control provisions, other than for annual incentive awards, to require (unless otherwise provided in an applicable agreement) both a "change in control" and a "qualified termination" (as such terms are defined in the OMIPP or other applicable agreement) before acceleration of vesting, except in cases where an acquiring entity does not assume the awards, in which case only a change in control is required and not a qualified termination. In the event of a change in control, annual incentive awards will be deemed to be earned on a pro rata basis;

  •
  amendment to provide that, in the event of a change in control (unless otherwise provided in an applicable agreement), performance goals will be deemed achieved at target levels and all other terms and conditions met with award payout prorated for the portion of the performance period completed as of the date of the qualifying termination or change in control and that awards of performance shares and performance units will be prorated similarly;

  •
  amendment to provide for a method to satisfy withholding equal to a fractional share; and

  •
  amendment of certain provisions to comply with changes to the Internal Revenue Code of 1986, as amended (the "Code") and other applicable rules and regulations.

        The board of directors believes that an increase in the number of shares of stock available under the OMIPP is advisable to enable the company to continue to grant equity-based awards. The board further believes that the other amendments to the OMIPP are consistent with emerging market practices and are important to allow us to attract, motivate, reward and retain the broad-based talent critical to achieving our business goals.

        Approval of the amended OMIPP will also serve to re-approve the material terms of the performance goals under the OMIPP as necessitated under Section 162(m) of the Internal Revenue Code, including the eligible class of employees, performance criteria and maximum amounts payable pursuant to performance-based awards, as described below. The effectiveness of the 2003 stockholder approval of the material terms of the OMIPP's performance goals expires at the annual stockholder meeting. Therefore, if the amended OMIPP and underlying performance goals are not approved, some of the compensation paid to the company's senior executives may not be deductible, resulting in additional taxable income for the company.

Our board of directors therefore unanimously recommends approval of the amendment, including re-approval of the material terms of the performance goals under the plan.

History and Operation of the OMIPP

        The OMIPP is intended to:

  •
  attract, motivate, reward and retain the management talent critical to achieving our business goals;

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  link a portion of each participant's compensation to our performance; and

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  encourage ownership of our common stock by participants.

        The OMIPP permits grants of annual incentive awards, stock, restricted stock, restricted stock units, performance stock, performance units, stock appreciation rights and stock options.

        The OMIPP provides flexibility to shape incentive awards that align stockholder interests with those of our employees and non-employee directors. A summary description of the material features of the OMIPP (as it is proposed to be amended) follows. This summary is qualified in its entirety by reference to the terms and conditions of the OMIPP, a copy of which (as it is proposed to be amended) is attached to this Proxy Statement as Appendix A.

Material Features of the OMIPP

        There are generally eight types of awards that may be granted under the OMIPP:

  •
  stock options (including both incentive stock options within the meaning of Section 422 of the Internal Revenue Code and nonqualified stock options, which are options that do not qualify as incentive stock options);

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  stock appreciation rights ("SARs");

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  restricted stock;

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  restricted stock units;

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  performance units;

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  performance shares;

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  annual incentive awards; and

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  stock bonus awards.

        A total of 12,800,000 shares of our common stock are reserved for issuance under the OMIPP. These shares of stock are subject to adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, subdivision, reorganization, merger, consolidation, combination, share repurchase, share exchange or other similar corporate transaction or event. Any shares of stock that may be granted under the OMIPP to any person pursuant to an option or SAR grant will be counted against this limit as one share for every one share granted. All other shares of stock granted under the OMIPP will be counted against this limit as two and one-quarter (2.25) shares for every one share granted. Shares of stock that are subject to an award that is cancelled, expired, forfeited, or otherwise settled without the issuance of shares of stock (including awards granted prior to the Effective Date and awards granted under the 1984 Key Executive Stock Option Plan) will be available for issuance under the OMIPP. Shares of stock reserved for issuance upon grant of an option or SAR will be added back to the reserve as one share for every one share cancelled or forfeited. All other shares of stock granted under the OMIPP will be added back to the reserve as two and one-quarter (2.25) shares for every one share cancelled or forfeited. Substitute awards for grants made under a plan of an acquired entity will not reduce the shares of stock available for issuance under the OMIPP.

        As of February 20, 2008, approximately 31 of our executive officers, 778 key employees and 8 nonemployee directors are eligible to receive awards under the OMIPP at the discretion of the Executive Compensation Committee of the board of directors. The OMIPP restricts the number of stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares that can be granted to a participant during any fiscal year, subject to adjustment for changes in capitalization as outlined above. In addition, the OMIPP also limits the amount that may be paid to a participant pursuant to annual incentive awards or performance units granted in a single fiscal year.

        The OMIPP is intended to provide performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the deduction by an employer of annual compensation paid to each covered employee (i.e., the chief executive officer and the next three highest paid executive officers employed at the end of the year, other than the chief financial officer) to $1 million. The Section 162(m) limitations do not apply to performance-based compensation if specific requirements are met, including obtaining stockholder approval of the compensation plan. If our stockholders approve the amended and restated OMIPP and other Section 162(m) conditions relating to performance-based compensation are satisfied, compensation of covered employees pursuant to awards under the OMIPP will continue to be unaffected by the Section 162(m) limitations, other than for restricted stock and restricted stock units that vest solely on continued employment. However, if our stockholders do not approve the amended and restated OMIPP, including the material terms of the performance goals, some of the compensation paid to the company's senior executives may not be deductible, resulting in additional taxable income for the company.

        Awards will become exercisable or otherwise vest at the times and upon the conditions that the Executive Compensation Committee may determine, as reflected in the applicable award agreement, provided that the plan provides for minimum vesting or performance periods for certain awards as detailed below. The Executive Compensation Committee may also make any or all awards performance-based, which means the award will be paid out based on the attainment of specified performance goals, in addition to any other conditions the committee may establish.

        The following is a summary of the types of awards that may be granted under the OMIPP:

  Stock options

        Stock options entitle the holder to purchase shares of our common stock during a specified period at a purchase price set by the Executive Compensation Committee. Except for substitute awards for grants made under a plan of an acquired entity, the purchase price may not be less than 100% of the fair market value of the common stock on the grant date (with respect to incentive stock options, 110% of the fair market value on the date of grant for any participant who owns, within the meaning of Code Section 424(d), stock of the company possessing more than 10% of the total combined voting power of all classes of stock of the company, any subsidiary or any affiliate). Each option granted under the OMIPP will be exercisable for a period of seven years from the date of grant or for a lesser period if the Executive Compensation Committee so determines. Participants exercising an option may pay the exercise price by any lawful method permitted by the

Executive Compensation Committee. The vesting period for stock options must be no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity. Incentive stock options may not be granted under the OMIPP on or after April 23, 2018. No participant may receive more than 1,500,000 stock options in any fiscal year. Without stockholder approval, the exercise price of stock options may not be reduced, stock options may be not be cancelled and replaced with either other stock options with a lower exercise price or another award under the OMIPP or another company plan and, except in the event of a change in control, stock options may not be cancelled for a cash payment.

  Stock appreciation rights

        A stock appreciation right is the right, denominated in shares of stock, to receive upon exercise, without payment to us, an amount equal to the excess of the fair market value of our stock on the exercise date over the fair market value of our stock on the grant date. Payment may be made in cash, our stock or a combination of cash and stock. The Executive Compensation Committee may grant stock appreciation rights to participants as either freestanding awards or as awards related to stock options. For stock appreciation rights related to an option, the terms and conditions of the grant will be substantially the same as the terms and conditions applicable to the related option, and exercise of either the stock appreciation right or the option will cause the cancellation of the other, unless otherwise determined by the Executive Compensation Committee. The Executive Compensation Committee will determine the terms and conditions applicable to awards of freestanding stock appreciation rights, except that the term of a stock appreciation right may not exceed seven years from the date of grant. The vesting period for stock appreciation rights must be no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity. No participant may receive more than 1,500,000 stock appreciation rights in any fiscal year. Without stockholder approval, the exercise price of stock appreciation rights may not be reduced, stock appreciation rights may be not be cancelled and replaced with either other stock appreciation rights with a lower exercise price or another award under the OMIPP or another company plan, and, except in the event of a change in control, stock appreciation rights may not be cancelled for a cash payment.

  Restricted stock

        Restricted stock is our stock that is transferred or sold by us to a participant and that is subject to a substantial risk of forfeiture and to restrictions on sale or transfer for a period of time. The Executive Compensation Committee will determine the amounts, terms and conditions (including the attainment of performance goals) of any grant of restricted stock. Except for substitute awards for grants made under a plan of an acquired entity, the restriction period for time-based awards in excess of 5% of the total number of shares of stock available for awards under the plan shall not be less than three years (with restrictions lapsing on a pro-rata basis) and for performance goal-based awards the performance period may not be less than one year. Except for restrictions on transfer (and any other restrictions that the Executive Compensation Committee may impose), participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Executive Compensation Committee determines otherwise, a participant's termination of employment during the restricted period will result in forfeiture of all shares of stock subject to restrictions. No participant may receive more than 1,500,000 shares of restricted stock in any fiscal year.

  Restricted stock units

        Restricted stock units are similar to restricted stock, except that the shares of stock are not issued to the participant until after the end of the restriction period or achievement of performance criteria and upon satisfaction of any other applicable conditions. Except for substitute awards for grants made under a plan of an acquired entity, the restriction period for time-based awards in excess of 5% of the total number of shares of stock available for awards under the plan shall not be less than three years (with restrictions lapsing on a pro-rata basis) and for performance goal-based awards the performance period may not be less than one year. Restricted stock units may also be paid in cash rather than stock or in a combination of cash and stock. No participant may receive more than 1,500,000 restricted stock units in any fiscal year.

  Performance units

        Performance units, which are the right to receive a payment upon the attainment of specified performance goals, may also be awarded by the Executive Compensation Committee. The Executive Compensation Committee will establish the applicable performance goals at the time the units are awarded. The performance period for award of performance units shall be not less than one year. Payment may be made in cash, our stock or a combination of cash and stock, at the Executive Compensation Committee's discretion. The maximum amount that may be paid to a participant for performance units granted in a single fiscal year is $4,000,000.

  Performance shares

        Performance shares represent the right to receive a payment at a future date based on the value of our common stock in accordance with the terms of the grant and upon the attainment of specified performance goals. The Executive Compensation Committee will establish the performance goals and all other terms applicable to the grant. The performance period for award of performance shares shall not be less than one year. Payment may be made in cash, our stock or a combination of cash and stock, at the Executive Compensation Committee's discretion. No participant may receive more than 1,500,000 performance shares in any fiscal year.

  Annual incentive awards

        Annual incentive awards are payments based on the attainment of performance goals specified by the Executive Compensation Committee. Awards are calculated as a percentage of salary, based on the extent to which the performance goals are met during the year, as determined by the Executive Compensation Committee. Awards are paid in cash, unless the Executive Compensation Committee determines otherwise. The maximum amount of an annual incentive award that may be paid to a participant in a single fiscal year is $5,000,000.

  Stock bonuses

        Stock bonus awards, consisting of our common stock, in payment of earned incentive compensation, may be made at the discretion of the Executive Compensation Committee upon the terms and conditions, if any, determined by the committee.

  Performance goals

        Awards of restricted stock, performance units, performance shares, annual incentive awards and other awards under the OMIPP may be subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code. These goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of our common stock; return on capital, net assets, equity or stockholders' equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to stockholders. Performance goals may be used to measure our performance as a whole or the performance of any Subsidiary (as defined in the OMIPP), business unit or segment, may include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management's discussion and analysis or other SEC filings, and may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index or other external measure.

  Administration of the plan

        The OMIPP is administered by the Executive Compensation Committee of our board of directors, each of whom is a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, an "outside director" under Section 162(m) of the Code and an "independent director" under the rules of the New York Stock Exchange. The Executive Compensation Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the OMIPP. The Executive Compensation Committee also has the authority to modify the OMIPP or adopt sub-plans as desirable or necessary to comply with laws of foreign countries in which the OMIPP is offered. The Executive Compensation Committee may delegate the right to make awards and otherwise take action on its behalf under the OMIPP to our employees and, to the extent permitted by law, the Executive Compensation Committee may give authority to executive officers to make awards to employees who are not directors or executive officers.

  Amendment and termination of the plan

        The board of directors may amend the OMIPP at any time and may make adjustments to the OMIPP and outstanding options, without stockholder approval, to reflect a stock split, stock dividend, recapitalization, merger, consolidation or other corporate events. Our stockholders must approve amendments that:

  •
  change the number of shares of stock subject to the OMIPP;

  •
  decrease the grant or exercise price of any stock-based award to less than the fair market value of our common stock on the date of grant;

  •
  materially increase the cost of the OMIPP to the company or the benefits to participants;

  •
  allow for the exercise price of stock options or stock appreciation rights to be reduced, stock options or stock appreciation rights to be cancelled and replaced with either a new award of stock options or stock appreciation rights with a lower exercise price or another award, or cancelled for a cash payment (other than in connection with a change in control); or

  •
  are required by applicable law to be approved by our stockholders.

        The board of directors may terminate the OMIPP at any time. The OMIPP, however, will remain in effect as awards may extend beyond that time in accordance with their terms.

  Change in control

        Except as otherwise provided in an employment agreement, award agreement or change in control agreement, upon both a "change in control" and a "qualifying termination" (as such terms are defined in the OMIPP or applicable agreement) the vesting of all outstanding awards (other than annual incentive awards) will be accelerated, except in cases where an acquiring entity does not assume the awards, in which case only a change in control is required and not a qualified termination. This means that, in general, upon a change in control and a qualifying termination with respect to a participant in the OMIPP, all outstanding stock options and stock appreciation rights held by that participant will vest and become fully exercisable; the restriction period applicable to outstanding shares of restricted stock and restricted stock units will lapse; and all performance goals will be deemed attained and prorated for the portion of the performance period completed prior to the change in control or qualifying termination, as applicable. Upon an acceleration due only to a change in control, each annual incentive award will be payable at the greater of target or the actual award amount determined by year-to-date performance, in either case prorated for the portion of the performance period completed prior to the change in control.

  Transferability

        A participant's rights in an award granted under the OMIPP may be assigned or transferred in the event of death, subject to certain conditions. In addition, subject to applicable law, the Executive Compensation Committee's approval and any specified conditions, a participant may elect to transfer an award under the OMIPP to immediate family members (including a trust for the benefit of immediate family members or a partnership in which immediate family members are the only partners) or a qualified tax-exempt charitable organization, provided that no transfer may be made in exchange for consideration.

  Anti-Dilution Adjustment

        If our outstanding shares of common stock are changed by reason of any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, share repurchase, share exchange, reclassification, or other similar corporate transaction or event, the appropriate adjustments will be made in the maximum number or kind of securities that may be issued under the OMIPP and to any participate within the fiscal year and in the terms of certain outstanding awards, including the number of shares or securities subject to awards and the exercise price or other stock price or share-related provisions of awards.

  Federal Income Tax Consequences

        The following discussion covers the principal United States federal income tax consequences with respect to awards that may be granted under the OMIPP. It is a brief summary only. This summary does not describe state, local or foreign tax consequences of an individual's participation in the OMIPP.

  Stock options

        A participant does not realize taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will realize ordinary income equal to the difference between the fair market value of the common stock being purchased and the exercise price. The company will generally be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant.

        If a participant exercises a nonqualified stock option and subsequently sells the shares of stock received on exercise, any appreciation will be taxed as capital gain in an amount equal to the excess of the sale proceeds for the shares of stock over the participant's basis in the shares. The participant's basis in the shares of stock will generally be the amount paid for the stock plus the amount included in the participant's ordinary income upon exercise.

        A participant granted an incentive stock option has no income tax consequences at the time of grant or exercise (except for purposes of computing liability for alternative minimum tax, if any), and the company is not entitled to take a deduction. Upon sale of the underlying stock after satisfying applicable holding period requirements, any amount realized in excess of the exercise price paid will be taxed to the participant as capital gain. If the holding periods are not satisfied, the participant will realize ordinary income equal to the difference between the fair market value of the common stock purchased and the exercise price. The company will also be entitled to a deduction in the amount of ordinary income realized by the participant.

  Stock appreciation rights

        The tax treatment of a stock appreciation right is essentially the same as for a nonqualified stock option. Thus, a participant will realize no income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, a participant will realize ordinary income equal to the amount of cash and/or the fair market value of the common stock received. The company will generally be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant.

  Restricted stock

        A participant will not recognize any income upon the receipt of restricted stock unless the participant elects under Section 83(b) of the Internal Revenue Code, within 30 days of receipt, to recognize ordinary income equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the stock. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the company. If the election is not made, then on the date that the restrictions to which the restricted stock are subject terminate, the holder will generally recognize ordinary income in an amount equal to the fair market value of the stock on that date, less any amount paid for the stock. At the time the holder recognizes ordinary income, the company generally will be entitled to a deduction in the same amount.

        Generally, upon a sale or other disposition of restricted stock with respect to which the holder has previously made a Section 83(b) election or with respect to which the restrictions were previously terminated, and the holder has, therefore, recognized ordinary income, the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on the sale or other disposition and the holder's basis in the stock. The holder's basis will equal the fair market value of the stock at the time the restrictions were removed or, in the case of a Section 83(b) election, the fair market value of the stock on the date of grant.

  Other

        Upon the payment of an award of restricted stock units, performance shares, or performance units, or an annual incentive award or stock bonus, the participant will recognize ordinary income equal to the amount of cash received and the fair market value of any stock received. The company generally will be entitled to a federal income tax deduction in the same amount.

Additional Information

        As of February 28, 2008, the aggregate numbers of shares of common stock subject to options granted to the following persons under the OMIPP are as follows: (i) Sam K. Duncan, Chairman of the Board and Chief Executive Officer, 250,000 shares; (ii) Don Civgin, Executive Vice President,

Finance and Chief Financial Officer, 50,200 shares; (iii) Phillip P. DePaul, Senior Vice President, Controller and Chief Accounting Officer, zero shares; (iv) Sam Martin, Executive Vice President and Chief Operating Officer, 35,000 shares, (v) Michael D. Rowsey, former President, Contract, zero shares; (vi) Ryan T. Vero, Executive Vice President and Chief Merchandising Officer, zero shares; (vii) all current executive officers as a group, 335,200 shares; (viii) all current directors (who are not executive officers) as a group, 58,383 shares; and (ix) all employees (including all current officers who are not executive officers) as a group, 1,381,659 shares. The number of any other awards that will be granted to participants under the OMIPP are not currently determinable. The closing sale price per share of our Common Stock on The New York Stock Exchange on February 28, 2008 was $22.37.

4.   Other Matters to be Presented at the Meeting

        We do not know of any other matters to be voted on at the meeting. If, however, other matters are presented for a vote at the meeting, the persons named on the enclosed proxy card will vote your properly submitted proxy according to their judgment on those matters.

 Board of Directors

Structure

        Upon the Governance and Nominating Committee's recommendation, the board recommends eight directors for election in 2008, each to hold office until the annual meeting of stockholders in 2009 or until the earlier termination of his or her service. Stockholders have previously elected Messrs. Bryant, DePinto, Duncan, Gangwal, Szymanski, Ms. Ruiz de Luzuriaga and Ms. Bern to the board of directors. William J. Montgoris, appointed by the board as a director in 2007, has not previously been elected by stockholders.

        We prepared the following director summaries using information furnished to us by the nominees:

Dorrit J. Bern, 57, joined our board of directors in 2006. Ms. Bern has been the chairman, president and chief executive officer of Charming Shoppes, Inc., a multichannel specialty women's apparel retailer, since 1997. Ms. Bern also serves as a member of the board of directors of Southern Company, an electric energy producer.

Warren F. Bryant, 62, joined our board of directors in 2004. In 2002, Mr. Bryant became a director and the president and chief executive officer of Longs Drug Stores Corporation, a retail drug store chain on the West Coast and in Hawaii. He became the chairman of the board of Longs Drug Stores in 2003. Mr. Bryant served as senior vice president of The Kroger Co., a retail grocery chain, from 1999 to 2002. From 1996 to 1999, he served as president and chief executive officer of Dillon Companies, Inc., a retail grocery chain and subsidiary of The Kroger Co. Mr. Bryant also serves as the director, vice chairman and treasurer of The National Association of Chain Drug Stores.

Joseph M. DePinto, 45, joined our board of directors in 2006. Mr. DePinto has been the president and chief executive officer of 7-Eleven, Inc., a convenience retailer, since December 2005. Prior to joining 7-Eleven, Inc., Mr. DePinto served as the president of GameStop Corp., a video game and entertainment software retailer, beginning in March 2005. Mr. DePinto was the vice president of operations of 7-Eleven from March 2002 until he joined GameStop Corp. in March 2005. Prior to March 2002, Mr. DePinto was senior vice president and chief operating officer of Thornton Quick Café & Market.

Sam K. Duncan, 56, joined our board of directors in 2005. Mr. Duncan became the chairman and chief executive officer of the company in 2005. Prior to his election as chief executive officer of the company, Mr. Duncan was president and chief executive officer of ShopKo Stores, Inc., a multi-department retailer, from October 2002 to April 2005. From 1992 to 2002, Mr. Duncan held various merchandising and executive positions with Fred Meyer, Inc. (a division of The Kroger Co.) a grocery retailer, including: president of Fred Meyer from February 2001 to October 2002 and president of Ralph's Supermarkets from 1998 to 2001. Mr. Duncan began his retail career in the supermarket industry in 1969 with Albertson's, Inc., where he held various merchandising positions until 1992. Mr. Duncan currently serves on the Board of Trustees of North Central College. He is also a director of Nash-Finch Company.

Rakesh Gangwal, 54, joined our board of directors in 1998. From June 2003 to August 2007, Mr. Gangwal was the chairman, president, and chief executive officer of Worldspan Technologies, Inc., a provider of travel technology and information services to the travel and transportation industry. From 2002 to 2003, Mr. Gangwal was involved in various personal business endeavors, including private equity projects and consulting projects. He was the president and chief executive officer of US Airways Group, Inc., the parent corporation for US Airways' mainline jet and express divisions as well as several related companies, from 1998 until his resignation in 2001. Mr. Gangwal was also the president and chief executive officer of US Airways, Inc., the main operating arm of US Airways Group, from 1998 until his resignation. He was the president and chief operating officer of US Airways Group, Inc., and US Airways, Inc., from 1996 to 1998. On August 11, 2002, US Airways Group, Inc., and its seven domestic subsidiaries, including its principal operating subsidiary, US Airways, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia. US Airways Group, Inc., and its subsidiaries emerged from bankruptcy protection under the First Amended Joint Plan of Reorganization of US Airways Group, Inc., and Affiliated Debtors and Debtors-in-Possession, as Modified, which became effective on March 31, 2003. Mr. Gangwal is also a director of PetSmart, Inc.

William J. Montgoris, 61, joined our board of directors in July 2007. Mr. Montgoris was the chief operating officer of The Bear Stearns Companies Inc., a leading global investment banking, securities trading and brokerage firm, from 1993 until his retirement in 1999. Prior to holding this position, he served Bear Stearns as its chief financial officer from 1987 to 1993 and as a senior managing director from 1985 to 1987. Mr. Montgoris currently serves on the Board of Trustees of The Reserve Funds, a family of money market mutual funds, and the Board of Trustees of Covenant House, Hackensack Medical Center and St. John's University. He is also a director of Carters, Inc. and Stage Stores, Inc.

Francesca Ruiz de Luzuriaga, 53, joined our board of directors in 1998. From 1999 to 2000, Ms. Luzuriaga served as the chief operating officer of Mattel Interactive, a business unit of Mattel, Inc., one of the major toy manufacturers in the world. Prior to holding this position, she served Mattel as its executive vice president, worldwide business planning and resources, from 1997 to 1999 and as its chief financial officer from 1995 to 1997. Since leaving Mattel in 2000, Ms. Luzuriaga has been working as an independent business development consultant. Until October 2005 she was also a director of Providian Financial Corporation.

David M. Szymanski, 51, joined our board of directors in 2004. Dr. Szymanski is the JCPenney Chair of Retailing Studies at Texas A&M University, where he has served since 1987. Dr. Szymanski served as the Director of the Center for Retailing Studies at Texas A&M University from 2000 to 2006. He has held senior positions at the University since 1987. Dr. Szymanski is also a director of Zale Corporation.

Director Independence

        The board has determined that, except for Mr. Duncan, the nominees for election as directors are, and all members of the board in 2007 were, independent within the meaning of the rules of the New York Stock Exchange ("NYSE").

        For a director to be considered independent under the NYSE rules, our board must determine that he or she does not have any material relationship with OfficeMax. To assist in making this determination, our board adopted the NYSE's independence standards. For purposes of these standards, an "immediate family member" includes a spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director's home.

        The board will presume a director is independent if, during the last three years, he or she has not:

  •
  been an OfficeMax employee or an immediate family member of an executive officer of OfficeMax, other than in the capacity as a former interim chairman, chief executive officer or other executive officer;

  •
  been affiliated with or employed by (or is an immediate family member of a person who is affiliated with or employed in a professional capacity by) the present or former internal or external auditor of OfficeMax;

  •
  been employed (or had an immediate family member employed) as an executive officer by another company whose compensation committee includes one or more current executives of OfficeMax;

  •
  received (or had an immediate family member who has received) more than $100,000 per year in direct compensation from OfficeMax other than director and committee fees or pension or other deferred compensation for prior services; and

  •
  been an executive officer or an employee of, or an immediate family member of a person who is an executive officer of, a company that makes payments to or receives payments from OfficeMax for property or services, which, in any fiscal year, exceeded the greater of $1 million or 2% of the other company's consolidated gross revenues.

        In addition, our board will consider a director independent for purposes of serving on our Audit Committee only if he or she:

  •
  has not accepted, directly or indirectly, any consulting, advisory, or other compensatory fees from OfficeMax, other than compensation for service as a director; and

  •
  is not an "affiliated person" of OfficeMax or any of its subsidiaries, as that term is defined by the SEC.

        Our board will determine the independence of any director who has any other relationship with OfficeMax that is not covered by these standards. In particular, the board has considered the following relationships:

        In 2007, a number of companies for which our directors also serve as officers or directors purchased office supplies from OfficeMax in the ordinary course of business. None of these sales accounted individually for more than the greater of $1 million or 2% of our revenues or the purchasing entity's revenues in 2007.

        Additionally in 2007, we purchased a variety of goods and services from companies for which our directors also serve as officers or directors. These purchases were made in the ordinary course of business. None of these purchases accounted for more than the greater of $1 million or 2% of our revenues or the selling entity's revenues in 2007, and none of these purchases were material to our business.

        All of the transactions described above were entered into in the ordinary course of business and involved the purchase or provision of goods or services on a non-exclusive basis and at arms-length negotiated rates. Our board has determined that these transactions are not material relationships under the NYSE's Corporate Governance Listing Standards and do not otherwise impair the independence of our directors.

Related Transactions

        In addition, our Governance and Nominating Committee is required by its charter to review all related person transactions required to be disclosed by SEC rules on an ongoing basis, and all such transactions must be approved or ratified by the committee. In conducting its review, the Governance and Nominating Committee's charter states that the committee will consider the following factors: the nature of the related person's interest in the transaction; whether the transaction involves standard prices, rates or charges or is otherwise on terms consistent with arms-length dealings with unrelated third parties; the materiality of the transaction to each party; the reasons for the company entering into the transaction with the related person (such as the absence of a similarly qualified unrelated party); whether the transaction might affect the status of a director as independent under the independence standards of the NYSE; and any other factors the committee may deem relevant with respect to the particular transaction. Any member of the Governance and Nominating Committee who is a related person with respect to a transaction is recused from the review of the transaction.

Our board of directors unanimously recommends a vote "FOR" the election of the Board's nominees identified above.

 Director Compensation

        The following table presents compensation information for the current independent members of our board of directors: Ms. Dorrit J. Bern and Ms. Francesca Ruiz de Luzuriaga, and Messrs. Warren F. Bryant, Joseph M. DePinto, Rakesh Gangwal, William J. Montgoris and David M. Szymanski. In addition, the table also includes compensation information for Mr. Brian C. Cornell, who resigned from the board in February 2008, Mr. Gary G. Michael, who is not standing for re-election in April 2008 and Mr. Monte R. Haymon, who resigned from the board in January 2007. Compensation for Mr. Sam K. Duncan, our Chief Executive Officer, is set forth in the "Summary Compensation Table" on page 51. Mr. Duncan does not receive compensation for service as a director.

DIRECTOR COMPENSATION
FOR FISCAL YEAR ENDED DECEMBER 29, 2007

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (3) (c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4) (f)	All Other Compensation ($) (g)	Total ($) (h)

Dorrit J. Bern (1)	$89,000	$75,006	—	—	$164,006
Warren F. Bryant (1)	$103,384	$75,006	$1,423	—	$179,813
Brian C. Cornell (1)	$93,000	$75,006	$3,920	—	$171,926
Joseph M. DePinto (1)	$96,000	$75,006	—	—	$171,006
Rakesh Gangwal (1)	$101,616	$75,006	—	—	$176,622
Monte R. Haymon (2)(5)	$5,257	—	—	$62,271	$67,528
Gary G. Michael	$115,000	$75,006	$9,970	—	$199,976
William J. Montgoris (2)	$42,500	$75,006	—	—	$117,506
Francesca Ruiz de Luzuriaga	$126,000	$75,006	$2,730	—	$203,736
David M. Szymanski	$118,000	$75,006	—	—	$193,006

(1)
Ms. Bern and Messrs. Bryant, Cornell, DePinto, and Gangwal elected to receive a percentage of their cash fees in the form of restricted stock units ("RSUs") pursuant to the OMIPP. For each director, the number of RSUs issued in lieu of fees was determined by dividing the amount of cash fees foregone by $20.66, the closing price of our common stock as reported on the consolidated tape of the New York Stock Exchange on the last trading day of the calendar year. On December 31, 2007, Ms. Bern was issued 4,307 RSUs in lieu of $89,000 in fees; Mr. Bryant was issued 2,395 RSUs in lieu of $49,500 in fees; Mr. Cornell was issued 4,501 RSUs in lieu of $93,000 in fees; Mr. DePinto was issued 2,323 RSUs in lieu of $48,000 in fees; and Mr. Gangwal was issued 5,130 RSUs in lieu of $106,000 in fees. The difference between the fees foregone and the value of the RSUs issued was paid in cash in lieu of issuing fractional RSUs.

(2)
William J. Montgoris joined the board in July 2007. Monte R. Haymon resigned from the board in January 2007.

(3)
The figures in this column represent the aggregate dollar amount of compensation cost recognized with respect to share based payments. Each non-employee director was granted 2,229 RSUs under the OMIPP on July 26, 2007. These RSUs vested on January 26, 2008. The RSUs are payable in common stock six months following a director's date of termination of board service for any reason. The grant date fair value of each award is $75,006. See Note 15 "Shareholders' Equity" to Notes to Consolidated Financial Statements in the company's Annual Report on Form 10-K for the year ended December 29, 2007 for a discussion of the assumptions used by the company to calculate share based compensation expense in accordance with the provisions of SFAS No. 123R, "Share Based Payment" ("SFAS No. 123R"). As of December 29, 2007, the directors had the following outstanding option and stock awards. All vesting requirements have been met with respect to these outstanding securities:

Name	Outstanding Option Awards (a)	Outstanding Stock Awards (b)
Dorrit J. Bern	—	3,580
Warren F. Bryant	—	6,181
Brian C. Cornell	—	6,511
Joseph M. DePinto	—	3,580
Rakesh Gangwal	12,500	6,181
Monte R. Haymon	—	—
Gary G. Michael	—	6,181
William J. Montgoris	—	2,229
Francesca Ruiz de Luzuriaga	12,500	6,181
David M. Szymanski	—	6,511
  (a)
  This column does not include options elected to be received by a director in lieu of cash fees.

  (b)
  This column does not include RSUs elected to be received by a director in lieu of cash fees.
(4)
The figures in this column represent above market interest earned by directors who had balances in the Director Deferred Compensation Plan.

(5)
Mr. Haymon resigned from the board shortly prior to January 28, 2007, the vesting date of these restricted stock units. In February 2007, the Executive Compensation Committee of the board granted Mr. Haymon a cash payment of $60,225.26, which was approximately equal to the pro rata value of his forfeited restricted stock units. Mr. Haymon also received a cash payment of $2,046 for dividends accrued on his RSUs.

Description of Director Compensation

        Our current board members, except Mr. Duncan, receive compensation for board service. In 2007, that compensation included:

Annual Retainer:	$51,000
Attendance Fees:	$2,000 for each board meeting $1,000 for each committee meeting Expenses related to attendance
Equity Based Compensation Award:	$75,000 annually

        Directors who serve on the board for a portion of a year receive a prorated portion of the annual retainer, attendance fees for the meetings they attend and an equity based compensation award as described below under "OfficeMax Incentive and Performance Plan."

        In addition to the compensation described above, the chair of each committee of the board receives an additional retainer as compensation for his or her role as chair. In 2007, retainers for service as committee chairs were paid as follows:

Committee	Committee Chair Retainer	Chairman

Audit	$30,000	Ms. Ruiz de Luzuriaga
Executive Compensation	$20,000	Dr. Szymanski
Governance and Nominating	$10,000	Mr. Bryant (1)
Outside Directors	$20,000	Mr. Michael (2)

(1)
Mr. Bryant was appointed chairman of the Governance and Nominating Committee beginning in July 2007. Prior to that, Mr. Gangwal was the chairman. Each of Mr. Bryant and Mr. Gangwal received a pro rated portion of the retainer in the amount of $4,384 and $5,616, respectively.

(2)
Mr. Michael decided not to stand for reelection to the board in 2008. As a result, he will no longer be the chair of the Committee of Outside Directors following the stockholders' meeting.

        For 2008, the Governance and Nominating Committee of the board reviewed the compensation received by our directors against the compensation received by directors of the same peer group companies listed herein under "Compensation Discussion and Analysis—Management Consultant" on page 32 and recommended no change in the compensation of board members in 2008. The board accepted the recommendation of the Governance and Nominating Committee.

OfficeMax Incentive and Performance Plan

        Through our stockholder-approved OMIPP, each non-employee director annually receives a form of long-term equity compensation approved by our Governance and Nominating Committee. Individuals who are non-employee directors at the time of the board meeting held in July receive the award on the regular grant date. Non-employee directors appointed between the July board meeting and December 31 receive the full grant on the first business day after joining our board. In 2007, each non-employee director was to receive a grant of RSUs with a target fair market value of $75,000. On July 26, 2007, the grant date, the company's closing stock price was $33.65, which resulted in an actual grant of RSUs with a fair market value of $75,006 because fractional shares of stock are not issued. The RSUs vested six months after the date of grant and are payable six months following the date of termination of board service for any reason (or immediately upon death or disability). RSUs are paid in shares of our common stock. Directors holding RSUs are not entitled to any voting rights with respect to the RSUs, but are entitled to receive notional dividends on the RSUs. These notional dividends are accumulated and paid in cash at the time the RSUs are paid.

Additional Director Compensation Plans

        Our non-employee directors may choose to receive their cash compensation (meeting and retainer fees) in one of the following three ways:

  •
  in cash;

  •
  in cash deposited in the Director Deferred Compensation Plan; or

  •
  in RSUs (awarded through the OMIPP).

        Non-employee directors must specify by December 31 of each year how much of their cash compensation for the following year they wish to receive in each available payment form.

  Director Deferred Compensation Plan

        Our Director Deferred Compensation Plan allows each non-employee director to defer all or a portion of the cash compensation he or she receives for services as a director. Non-employee directors may defer from a minimum of $5,000 to a maximum of 100% of their cash compensation in a calendar year. Amounts deferred under this plan are credited with interest at a rate equal to 130% of Moody's Composite Average of Yields on Corporate Bonds. Participants elect the form and timing of distributions of their deferred compensation balances under this plan at the time the decision to defer compensation under the plan is made. Participants will receive payment in cash, in a lump sum or in annual installments, following the termination of their service on the board. In the event of a change in control of the company, as defined in the plan, a trust may pay our obligations under the Director Deferred Compensation Plan. For more information on this trust, see "Other Compensation and Benefit Plans—Deferred Compensation—Deferred Compensation and Benefits Trust" beginning on page 62. One of the ten eligible non-employee directors, Mr. Michael, participated in the plan in 2007 and 1 of the 9 eligible non-employee directors, Mr. Bryant, has elected to participate in the plan in 2008.

  Stock Options in lieu of salary (awarded through the Director Stock Compensation Plan)

        Through our stockholder-approved Director Stock Compensation Plan, non-employee directors could elect in 2006 to receive part or all of their cash compensation in the form of stock options rather than cash. None of the thirteen eligible non-employee directors participated in the Director Stock Compensation Plan in 2006, and none of the ten eligible non-employee directors elected to participate in this plan in 2007. As a result of an amendment to the plan approved at the meeting of the Executive Compensation Committee in February 2007, no further stock options grants will be made under the plan.

        Restricted Stock Units in lieu of salary (awarded through the OfficeMax Incentive and Performance Plan)

        Through our stockholder approved OMIPP, non-employee directors can elect to receive part or all of their cash compensation in RSUs. Under this plan, RSUs are granted to participating directors on the last trading day of each calendar year. The number of RSUs granted to a participating director is determined by dividing the amount of cash compensation he or she elected to receive in RSUs by the closing price of our common stock as reported on the consolidated tape of the New York Stock Exchange on the last trading day of the calendar year. The RSUs are payable immediately after termination of a participating director's service on the board. RSUs are paid in shares of our common stock. Directors holding RSUs are not entitled to any voting rights with respect to the RSUs, but are entitled to receive notional dividends on the RSUs, which notional dividends are accumulated and paid in cash when the RSUs are paid. Five of the eight eligible directors, Ms. Bern and Messrs. Bryant, Cornell, DePinto and Gangwal, elected to receive all or a portion of their cash compensation in RSUs in 2007 and 4 of the 9 eligible directors, Messrs. Bryant, Cornell, DePinto and Gangwal, have elected to receive all or a portion of their cash compensation in RSUs in 2008.

 Meetings of the Board

        During 2007, our board of directors met nine times. In addition to meetings of the full board, directors also attended meetings of board committees. Overall, our directors had an attendance rate of 95%. All of the directors attended at least 76% of the meetings of the board and the committees on which they served.

        While we do not have a formal policy requiring them to do so, we encourage our directors to attend our annual meeting. Eight of our nine directors attended our 2007 annual meeting of stockholders.

        The standing committees of the board of directors, with the membership indicated, are set forth in the table below. Mr. Duncan, as the only director who is not independent, does not serve on any committee of the board.

The Board of Directors and Committee Membership

Director	Committee of Outside Directors	Executive Compensation Committee	Audit Committee	Governance and Nominating Committee
Dorrit J. Bern *	X	X	X
Warren F. Bryant *	X	X**	X	X**(C)
Joseph M. DePinto *	X	X**	X	X**
Rakesh Gangwal *	X	X		X(C)
Gary G. Michael *	X(C)	X		X
William J. Montgoris *	X	X	X
Francesca Ruiz de Luzuriaga *	X		X(C)	X
David M. Szymanski *	X	X(C)		X
2007 Meetings	2	11	9	8

(*)
Independent director within the definition used by the NYSE.

(**)
Effective in July 2007, Mr. DePinto joined the Executive Compensation Committee and ceased to serve on the Governance and Nominating Committee and Mr. Bryant joined the Governance and Nominating Committee and ceased to serve on the Executive Compensation Committee.

(C)
Committee Chair. Mr. Bryant was appointed chairman of the Governance and Nominating Committee beginning in July 2007. Prior to that, Mr. Gangwal was the chairman.

 Committee of Outside Directors

        The Committee of Outside Directors is comprised solely of our independent directors and meets outside the presence of Mr. Duncan (our only management director). The Committee of Outside Directors reviews and evaluates our chief executive officer's performance against his individual and corporate goals and strategies. The Committee of Outside Directors meets at least twice each year on a formal basis. The Committee of Outside Directors also meets on an ad hoc basis in conjunction with regularly scheduled board meetings.

        The chair of our Committee of Outside Directors acts as the lead independent director for our board. Our lead independent director is responsible for:

  •
  convening and presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

  •
  coordinating the activities of our independent directors;

  •
  facilitating communications between the chairman of the board, chief executive officer, and other board members;

  •
  reviewing meeting agendas and schedules, as well as board materials, prior to board meetings;

  •
  consulting with the chairman of the board to assure that appropriate topics are being discussed with sufficient time allocated for each; and

  •
  reviewing the results of the chief executive officer's performance evaluation with the chief executive officer and with the chair of the Executive Compensation Committee.

        When performing these duties, our lead independent director consults with the chairs of our other board committees, as needed, to avoid any dilution of their authority or responsibility.

        You may contact our independent directors in the manner set forth under "Governance and Nominating Committee—Communications with Directors" on page 26.

 Executive Committee

        In accordance with our Bylaws, the Executive Committee has and may exercise all powers the board may legally delegate. The committee is convened when circumstances do not allow the time, or when it is otherwise not practicable, for the entire board to meet. The committee consists of the chairman of the board and the chairs of the Audit Committee, Executive Compensation Committee, Governance and Nominating Committee, and the Committee of Outside Directors. In 2007, the Executive Committee did not meet.

 Governance and Nominating Committee

        The Governance and Nominating Committee, comprised entirely of directors meeting the independence requirements of the NYSE, is responsible for:

  •
  assisting the board in identifying and recommending qualified individuals for board membership;

  •
  recommending nominees for election at the annual meeting of stockholders;

  •
  reviewing the structure of each board committee and recommending the composition of each committee;

  •
  developing our corporate governance guidelines;

  •
  reviewing director compensation and benefits;

  •
  recommending responses to stockholder proposals;

  •
  overseeing the evaluation of our senior management, except our chief executive officer;

  •
  reviewing related person transactions; and

  •
  developing and recommending to the board an annual self-evaluation process of the board and its committees.

Qualifications for Directors

        The Governance and Nominating Committee has established qualifications for directors, including the ability to apply good and independent judgment in a business situation and the ability to represent the interests of all our stockholders and constituencies. A director also must be free from any conflicts of interest that would interfere with his or her loyalty to our stockholders and us. In evaluating board candidates, the Governance and Nominating Committee considers these qualifications as well as several other factors, including but not limited to:

  •
  demonstrated maturity and experience;

  •
  geographic balance;

  •
  expertise in business areas relevant to OfficeMax;

  •
  background as an educator in business, economics, or the sciences; and

  •
  diversity.

        The Governance and Nominating Committee identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the Governance and Nominating Committee decides not to nominate a member for reelection, the committee will review the desired skills and experience of a new nominee in light of the criteria set forth above or may choose to recommend reduction in the number of board members.

        The Governance and Nominating Committee relies on management and director recommendations and the use of independent search firms when identifying potential board candidates. We also consider director candidates recommended by our stockholders.

        The Governance and Nominating Committee does not have a written policy regarding stockholder nominations for directors. In accordance with our Bylaws, however, the committee will consider stockholder nominations for directors (see "Other Information—Stockholder Nominations for Directors" beginning on page 78). OfficeMax has not received any stockholder nominations or recommendations for director in connection with our 2008 annual meeting.

Governance Guidelines and Committee Charters

        We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives. That information includes our Corporate Governance Guidelines, Code of Ethics, and charters for our Audit, Executive Compensation, and Governance

and Nominating Committees, as well as our Committee of Outside Directors. The corporate governance page can be found at www.officemax.com by clicking on "About Us," then "Investors," and then "Corporate Governance." You also may obtain copies of these policies and codes by contacting our Investor Relations Department, 263 Shuman Boulevard, Naperville, Illinois 60563, or by calling 630/864-6800.

        Our policies and practices reflect corporate governance initiatives that comply with the NYSE listing requirements and the corporate governance requirements of the Sarbanes-Oxley Act, including:

  •
  our board of directors adopted clear corporate governance policies, including standards for determining director independence;

  •
  with the exception of Mr. Duncan, our chairman of the board and chief executive officer, OfficeMax's board has determined that all of our directors meet the independence requirements of the NYSE;

  •
  all members of our Audit, Executive Compensation, and Governance and Nominating Committees are independent;

  •
  our board committee charters clearly establish their respective roles and responsibilities;

  •
  our non-management directors meet at least twice a year without management present, under the direction of our lead independent director;

  •
  we have a Code of Ethics that applies to all OfficeMax directors, officers, employees, associates, and agents and to any company that we own or manage;

  •
  our internal audit function maintains critical oversight over the key areas of our business, financial processes, and controls, and reports regularly to the chair of our Audit Committee;

  •
  we have a toll-free reporting service available that permits employees to report violations of our Code of Ethics or other issues of significant concern on a confidential basis; and

  •
  callers on our toll-free reporting service may request that an issue relating to accounting, internal accounting, internal controls, or auditing be reported to the Audit Committee.

Communications with Directors

        Stockholders and other interested parties may send correspondence to our board of directors or to any individual director through the following address: OfficeMax Incorporated, Attention Corporate Secretary, 263 Shuman Boulevard, Naperville, Illinois 60563. You also may correspond with our directors by email at boardofdirectors@officemax.com. You should direct concerns about accounting controls or auditing matters to the chair of the Audit Committee at the same address. We will forward all communications to the person(s) to whom they are addressed. All correspondence will also be referred to our lead director. While we do not screen these communications, copies also will be forwarded to our general counsel and our corporate secretary.

 Audit Committee Report

        The Audit Committee of the board of directors oversees our accounting and financial reporting processes, audits of OfficeMax's financial statements, the system of internal controls established by management related to accounting, financial reporting, disclosure, and ethics and the integrity of OfficeMax's financial statements. The Audit Committee also assists the board in the oversight of OfficeMax's compliance with legal and regulatory requirements; the evaluation of the independence, performance, and qualifications of the independent public accounting firm; and the performance of

OfficeMax's internal audit function. It is comprised entirely of independent directors as required by the NYSE listing standards and by its own written charter. All of the Audit Committee members are "financially literate," and Ms. Ruiz de Luzuriaga, the committee chair, Ms. Bern, and Mr. Montgoris qualify as "audit committee financial experts" as defined by the SEC. See "Board of Directors" for a description of the experience of each Audit Committee member.

        The Audit Committee, formed in 1969, has had a charter since 1973. The Audit Committee periodically reviews and updates that charter based on changes in its responsibilities and changes in SEC regulations or NYSE listing standards.

Audit Committee Responsibilities

        The Audit Committee's responsibilities include:

  •
  discussing with management and the independent registered public accounting firm OfficeMax's annual audited financial statements and unaudited quarterly financial statements, including matters required for review under applicable legal, regulatory, or NYSE requirements, and recommending to the board whether the annual audited financial statements should be included in OfficeMax's Annual Report on Form 10-K;

  •
  discussing with management and the independent registered public accounting firm, as appropriate, earnings press releases, analyst and rating agency guidance, and other financial information provided to the public;

  •
  recommending, for stockholder approval, the independent registered public accounting firm to examine OfficeMax's accounts, controls, and financial statements. The Audit Committee has the sole authority and responsibility to select, terminate, and determine the compensation of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee and the Audit Committee is directly responsible for oversight of the work of the independent registered public accounting firm, including resolution of disagreements between company management and the independent registered public accounting firm regarding financial reporting;

  •
  discussing with management and the independent registered public accounting firm, as appropriate, any audit problems or difficulties and management's response, as well as OfficeMax's risk assessment and risk management policies, including OfficeMax's major financial risk exposure and steps taken by management to monitor and mitigate such exposure;

  •
  reviewing OfficeMax's financial reporting and accounting standards and principles, significant changes in those standards or principles or in their application, and the key accounting decisions affecting OfficeMax's financial statements, including alternatives to, and the rationale for, the decisions made;

  •
  reviewing and approving OfficeMax's internal corporate audit staff functions, including (i) purpose, authority, and organizational reporting lines and (ii) annual audit plan, budget, and staffing;

  •
  reviewing, with the chief financial officer, the controller, the director of internal corporate audit functions, or such other persons as the Audit Committee deems appropriate, OfficeMax's internal system of audit, financial, and disclosure controls and the results of internal audits;

  •
  obtaining and reviewing at least annually a written report from the independent registered public accounting firm delineating: the accounting firm's internal quality control procedures; any material issues raised within the preceding five years by the accounting firm's internal quality-control review, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Audit Committee also reviews steps taken by the accounting firm to address any findings in any of the foregoing reviews;

  •
  assessing the external auditor's independence and the absence of conflicts of interest, by reviewing at least annually all relationships between the independent registered public accounting firm and OfficeMax;

  •
  preparing and publishing an annual committee report in OfficeMax's proxy statement;

  •
  setting policies for hiring employees or former employees of OfficeMax's independent registered public accounting firm;

  •
  reviewing and investigating matters pertaining to the integrity of management, including conflicts of interest or adherence to codes of ethics as required in OfficeMax's policies. In connection with these reviews, the Audit Committee will meet, as deemed appropriate, with the general counsel and other OfficeMax officers and employees; and

  •
  establishing procedures concerning the submission, receipt, retention, and treatment of complaints and concerns regarding accounting, internal accounting controls, or audit matters.

        The Audit Committee, or an authorized committee member, must also preapprove any audit and permitted nonaudit services provided to OfficeMax by its independent registered public accounting firm, KPMG LLP.

Audit, Audit-Related, and Other Nonaudit Services

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of KPMG LLP. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by KPMG LLP.

        Prior to engagement of KPMG LLP for the next year's audit, management or KPMG LLP will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of four categories of services.

1.
Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only KPMG LLP can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by KPMG LLP, including employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by KPMG LLP's tax personnel except those services specifically related to the audit of the financial statements, including tax analysis, assisting with the coordination of tax-related activities, supporting other tax-related regulatory requirements, and tax compliance and reporting.

4.
All Other services are those services not captured in the audit, audit-related or tax categories. OfficeMax generally does not request such services from KPMG LLP.

        Prior to engagement, the Audit Committee considers whether proposed services would impair KPMG LLP's independence before approving any services within each category. The fees are budgeted and the Audit Committee requires KPMG LLP and management to report actual fees versus the budget periodically throughout the year by category of service.

        During the year, circumstances may arise when it becomes necessary to engage KPMG LLP for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging KPMG LLP. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to its chair the authority to amend or modify the list of approved permissible audit and nonaudit services and fees. For informational purposes only, the chair reports any action taken pursuant to this authority at the next Audit Committee meeting. The Audit Committee believes this approach results in an effective procedure to pre-approve services to be performed by KPMG LLP.

        OfficeMax did not use KPMG LLP for any of the following nonaudit services in 2007:

  •
  bookkeeping or other services related to our accounting records or financial statements;

  •
  financial information systems design and implementation;

  •
  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  •
  actuarial services;

  •
  internal audit outsourcing services;

  •
  management functions or human resources;

  •
  broker or dealer, investment adviser, or investment banking services; or

  •
  legal services and expert services unrelated to the audit.

        Based on its review, the Audit Committee believes that KPMG LLP's provision of nonaudit services is compatible with maintaining its independence.

Financial Statement Recommendation

        The Audit Committee is responsible for recommending to the board that OfficeMax's audited financial statements be included in its Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2007, including discussing with KPMG LLP the:

  •
  conduct of the audit, including information regarding the scope and results of the audit, as required by the Statement on Auditing Standards No. 61, Communication with Audit Committees;

  •
  auditors' independence, including receipt of a letter from KPMG LLP regarding its independence, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

  •
  audit of management's assessment of the effectiveness of internal control over financial reporting and KPMG LLP's own audit of the effectiveness of internal controls over financial reporting.

        As the final step in this procedure, the Audit Committee reviewed and discussed with KPMG LLP and management OfficeMax's audited consolidated balance sheet at December 29, 2007, and its audited consolidated statements of income (loss), cash flows, and shareholders' equity for the year ended December 29, 2007.

        Based on the discussions with OfficeMax's management regarding the audited financial statements and with KPMG LLP regarding its audit and independence, the Audit Committee recommended to the board that these financial statements be included in OfficeMax's 2007 Form 10-K.

Audit Committee of the Board of Directors

  Francesca Ruiz de Luzuriaga, Chair
  Dorrit J. Bern
  Warren F. Bryant
  Joseph M. DePinto
  William J. Montgoris

 Executive Compensation Committee Report

        The Executive Compensation Committee of the board of directors (throughout this section, the "committee") operates under a written charter and is comprised entirely of directors meeting the independence requirements of the New York Stock Exchange. The members of the committee are appointed by the Board on the recommendation of the Governance and Nominating Committee and may be removed by the Board in its discretion.

        The Board established the committee to discharge the Board's responsibilities relating to compensation of the company's chief executive officer and each of the company's other executive officers. The committee has overall responsibility for decisions relating to all compensation plans, policies, and benefit programs as they affect the chief executive officer and other executive officers.

Committee Authority and Responsibilities

  •
  The committee annually reviews and approves corporate goals and objectives relevant to chief executive officer compensation. Together with the Board's Committee of Outside Directors, the committee annually evaluates the CEO's performance in light of those goals and objectives and determines and approves the CEO's overall compensation levels based on this evaluation.

  •
  The committee annually reviews and approves the annual base salaries and annual incentive opportunities of the company's elected officers.

  •
  Periodically and when appropriate, the committee reviews and approves the following as they affect the CEO and the company's elected officers:

  •
  All other incentive awards and opportunities including both cash-based and equity-based awards and opportunities;

  •
  Any employment agreements and severance arrangements;

  •
  Any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and

  •
  Any special or supplemental compensation and benefits.

  •
  The committee receives periodic reports on the company's compensation programs as they affect all employees.

  •
  The committee is responsible for producing a committee report for inclusion in the company's proxy statement.

  •
  The committee reviews and discusses the Compensation Discussion and Analysis section of the proxy with management. Based on this review and discussion, the committee determines whether to recommend to the Board that the section be included in the company's annual report or proxy statement.

  •
  The committee periodically reviews executive succession plans for management.

Committee Procedure

  •
  The committee reviews and reassesses its Charter annually and recommends any proposed changes to the Board.

  •
  The committee has at least three regularly scheduled meetings annually but will meet as often as necessary to carry out its responsibilities. The meetings may be called by the committee chair, the chairman of the Board, or the CEO.

  •
  The committee keeps minutes and reports its activities to the Board.

  •
  The committee annually reviews its own performance.

  •
  The committee has the sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of CEO or elected officer compensation and has sole authority to approve the consultants' fees and the other terms and conditions of the consultants' retention. The committee also has authority to obtain advice and assistance from internal or external legal, accounting, or other advisors as it deems appropriate.

  •
  The committee may form and delegate authority to subcommittees.

        The Executive Compensation Committee has reviewed and discussed the information appearing below under the heading "Compensation Discussion and Analysis", beginning on page 31, with management and, based on that review and discussion, has recommended to the board of directors that the "Compensation Discussion and Analysis" section be included in this proxy statement.

Executive Compensation Committee of the Board of Directors

  David M. Szymanski, Chair
  Dorrit J. Bern
  Joseph M. DePinto
  Rakesh Gangwal
  Gary G. Michael
  William J. Montgoris

 Compensation Discussion and Analysis

Overview

        The Executive Compensation Committee (referred to as the committee in the remainder of this section) and management base their executive compensation policies and decisions with respect to our named executive officers on achievement of the following objectives:

  •
  align compensation with our performance on both a short-term and long-term basis;

  •
  attract, motivate, reward, and retain management talent critical to achieving our business goals; and

  •
  encourage ownership of our common stock to create commonality of interest between executive officers and stockholders.

        In order to achieve these objectives, the committee and management have implemented a compensation program that generally includes the following material components:

  •
  base salary;

  •
  annual performance-based incentive compensation;

  •
  long-term performance-based incentive compensation; and

  •
  other compensation and benefit plans.

        In designing compensation programs, management and the committee place a heavy emphasis on performance, and consequently a substantial portion of each executive officer's total annual compensation is "at-risk" and tied to our annual and long-term financial performance, as well as to the enhancement of stockholder value.

        We describe each of these components in more detail below, including their relationship to the objectives outlined above.

Independent Consultant to the Executive Compensation Committee

        The committee has the authority under its charter to directly retain compensation consultants to assist the committee. In accordance with this authority, the committee engages Frederic W. Cook & Co. (referred to in the rest of this section as Cook) as its independent outside compensation consultant to advise it on matters related to chief executive officer and other executive compensation. The committee has the sole authority to retain and terminate Cook. Cook only interacts with management with the express permission of the committee. At the request of the committee, Cook assisted management in formulating its proposal to increase the shares of stock available for issuance under the OMIPP. In its capacity as advisor to the committee, Cook is available to meet with the committee and management when requested and regularly attends the committee meetings. Representatives of Cook attended eight committee meetings in 2007. The services provided to the committee by Cook include but are not limited to: reviewing proposals prepared by management; advising on the design of incentive plans, including the structure of the plans, the selection of performance metrics and the setting of performance goals; advising on the design of the indirect elements of the total compensation program, such as change in control severance benefits, stock ownership policy and perquisites; assisting the committee in making changes to Mr. Duncan's compensation and in determining his annual payout, if any, under the annual incentive plan as well as his annual long-term incentive award; providing periodic updates on emerging trends and best practices with regard to compensation design and policy; assisting with preparation of the annual proxy statement and other matters related to disclosure of executive compensation; reviewing an annual competitive analysis of compensation rates for the company's executive officers; conducting an annual competitive analysis of aggregate equity compensation expense for the company as a whole; and recommending an annual equity compensation budget based on both stock usage and economic cost.

Management Consultant

        The executive vice president and senior vice president of human resources engage consultants as needed in order to provide executive compensation recommendations, market data and calculations. To provide a market-based foundation for executive compensation decisions, management annually engages a consultant to conduct a survey of compensation paid by a peer group of companies (referred to in the rest of this section as the compensation survey). The compensation survey provides information on base salaries, short-term incentives, annual targeted total cash compensation, long-term incentives, and annual targeted total direct compensation paid by the peer group. This information is used by management to benchmark the compensation recommendations that management provides to the committee. Cook reviews management's recommendations and provides feedback to the committee on those recommendations. In 2006 and 2007, this compensation survey was produced by Hewitt Associates (referred to in the rest of this section as Hewitt). In 2008, this compensation survey was produced by the Hay Group (referred to in the rest of this section as Hay).

Peer Group

        The peer group is reviewed and approved annually by the committee. Management, together with the consultant producing the compensation survey initially propose a peer group of companies drawn from the consultant's database. The peer group is finalized after discussions with the committee chair and the committee. The committee consults with Cook on the composition of the peer group. The peer group includes competitors, leading retailers, and business to business distributors that have submitted their compensation data to the consultant producing the compensation survey. We believe these companies have certain characteristics, such as business model or size, which are comparable to us and are likely to compete with us for executive talent. Because consultant databases are limited in the number of same-sized companies participating in their surveys, companies that are smaller or larger than us are included in the peer group so that a reasonable number of companies is available for statistical analysis. The compensation data is then adjusted for company size to control for compensation differences that would arise from company size differences alone. The peer group used by Hewitt in evaluating 2007 compensation levels consisted of the following companies:

Auto Zone, Inc.	Newell Rubbermaid Inc.
CDW Corporation	Office Depot, Inc.
Charming Shoppes, Inc.	The Pantry Inc.
Corporate Express, Inc.	Petco Animal Supplies, Inc.
Dollar General Corporation	The Sports Authority, Inc.
Federal-Mogul Corporation	Toys R Us, Inc.
J. C. Penney Company	Staples, Inc.
Kohl's Corporation	United Stationers, Inc.
L. L. Bean Incorporated	Williams-Sonoma, Inc.
Linens'n Things, Inc.	W. W. Grainger, Inc.
Longs Drug Stores, Inc.

        In late 2007, the committee decided to engage Hay to produce the 2008 compensation study because of its extensive survey database and consulting experience in the retail and services sectors. The set of companies available for peer group comparisons was therefore restricted to the companies that submit their data to Hay. During the annual review of the peer group, the committee approved the criteria, set forth below, to use in evaluating the companies to include in the peer group. From Hay's Retail Industry Total Remuneration Report, which contains information on nearly 100 retail organizations, a peer group was developed by management and Hay applying these criteria. The committee then reviewed the proposed peer group and approved a revised peer group whose constituents meet some or all of the following criteria:

  •
  peer competes with OfficeMax for business

  •
  peer has a similar business model to OfficeMax

  •
  peer competes with OfficeMax for talent

  •
  peer recruits talent from OfficeMax

  •
  peer sets compensation trends in OfficeMax's hiring market

  •
  peer has similar revenues to OfficeMax

        The 2008 peer group includes 26 companies and has changed as follows:

Companies Added	Companies Retained	Companies Removed
Ace Hardware Corporation	Auto Zone, Inc.	CDW Corporation
Advance Auto Parts, Inc.	Dollar General Corporation	Charming Shoppes, Inc.
Big Lots, Inc.	Kohl's Corporation	Corporate Express
Blockbuster Inc.	Linens'n Things, Inc.	Federal-Mogul Corporation
The Bon-Ton Stores, Inc.	Office Depot, Inc.	J.C. Penney Company
Borders Group Inc.	Staples, Inc.	L.L. Bean Incorporated
Crate & Barrel	Williams-Sonoma, Inc.	Longs Drug Stores, Inc.
Dollar Tree Stores Inc.		Newell Rubbermaid Inc.
Family Dollar Stores, Inc.		The Pantry Inc.
FedEx Kinko's Office and Print Center		Petco Animal Supplies, Inc.
Gap Inc.		The Sports Authority, Inc.
Limited Brands, Inc.		Toys R Us, Inc.
Meijer, Inc.		United Stationers, Inc.
Payless ShoeSource		W. W. Grainger, Inc.
PetSmart, Inc.
RadioShack Corporation
ShopKo Stores, Inc.
TJX Companies, Inc.
Winn-Dixie Stores, Inc.

Base Salary

  Overview

        The committee and management believe that competitive base salaries are necessary to attract and retain management talent critical to achieving our business goals. The committee and management annually review the salary range and salary grades for all elected officer positions, referring to the compensation survey to provide insight into appropriate levels. Cook reviews this analysis on behalf of the committee and provides independent data as requested by the committee. The target salary for officers in a salary grade is the midpoint of the range. The midpoint represents the approximate median salary for equivalent positions at the peer group companies, after adjusting for differences in job content, including company size, business complexity and responsibilities of the roles compared to similar jobs in the market. The committee and management also make comparisons to similar OfficeMax positions in circumstances where the executive position does not exist in the peer group.

  Process

        Annually, the executive vice president and senior vice president of human resources recommend a salary for each elected officer (except for the chief executive officer). With respect to elected officers reporting directly to the chief executive officer, the compensation survey information and recommended salaries are presented to the chief executive officer. With respect to elected officers not reporting directly to the chief executive officer the process is the same, except the supervising elected officer reviews and provides input to the executive vice president of human resources prior to the presentation of the recommended salaries to the chief executive officer. After reviewing this information, the chief executive officer may make modifications based on his own assessment of individual performance, and then makes salary recommendations to the committee. Cook is present at the committee meeting to provide input on the recommendations. The committee approves the base salary for each of the named executive officers and all other elected officers. In establishing base salaries, the committee considered the executive's length of employment, individual performance, relation to internal peers, and compensation survey data. Similarly, variance from salary range midpoint and compensation survey median base salaries is considered based on annual performance results, individual experience, expertise, skill, leadership qualities, level of responsibility, placement within company succession planning, overall value to the company and considerations of fairness and comparability within the company. The committee also reviews and may adjust salaries at the time of promotions or other significant increases in executive responsibilities based on the considerations described above.

        Mr. Duncan's target base salary is established in the same way as it is for other elected officers, except that no recommendation is made by management with respect to his compensation. In addition, each year, Mr. Duncan provides the committee and the Committee of Outside Directors with a list of his goals and priorities or strategies for the upcoming fiscal year. The Committee of Outside Directors provides Mr. Duncan with a performance review each year, which includes consideration of the financial performance of the company for the year as well as Mr. Duncan's performance. The committee joins the Committee of Outside Directors when it conducts this review so that it can take the results into consideration when it sets Mr. Duncan's compensation for the year.

        The base salaries for all named executive officers other than the chief executive officer and the chief financial officer were established following the procedures described above and are set forth in the "Summary Compensation Table" on page 51. The salary approved for Mr. DePaul was above the midpoint of his salary range, but still below the compensation survey median for his position. The base salaries of Messrs. Duncan, Civgin, Martin and Vero were lower than the midpoint of their salary range and below the compensation survey median for their position.

  NEO Salaries

        Mr. Duncan's base salary was initially established at $850,000 in April 2005, when he joined the company, pursuant to the terms of his employment agreement. In February 2006, the committee approved an increase in Mr. Duncan's base salary to $900,000, effective in April 2006. This resulted in Mr. Duncan's base salary remaining below the midpoint of the salary range for chief executive officers of peer companies in the Hewitt survey. The committee approved the 2006 increase in recognition of Mr. Duncan's impact on the strategic direction of the company and our improved operating results. In February 2007, following a discussion of Mr. Duncan's then current salary, as well as the other items of compensation that have been granted to Mr. Duncan, the committee approved an increase in Mr. Duncan's salary to $1,000,000, effective as of April 1, 2007, in recognition of Mr. Duncan's impact on the company's operating results, which improved significantly in 2006, and his implementation of a complicated turnaround plan for the company in a short time frame. With this increase, Mr. Duncan's salary was still below the midpoint of the salary range for chief executive officers of peer companies in the Hewitt survey. Although the procedure to set Mr. Duncan's salary differs from the procedure to set the other named executive officer salaries (in that no recommendation is made to the committee with respect to his salary), his target salary is benchmarked in the same way as the other named executive officers, and that benchmark information is provided to the committee.

        In February 2008, Cook provided a recommendation to the committee with respect to Mr. Duncan's salary and other compensation based on market data prepared by Hay. The committee reviewed Cook's recommendation and Mr. Duncan's performance in 2007. In view of his accomplishments in continuing to drive the company's turnaround plan, the committee approved an increase in Mr. Duncan's salary to $1,030,000, effective March 30, 2008.

        Our chief financial officer, Mr. Civgin, joined the company in October 2005, at which time his base salary was set at $475,000. In February 2006, the committee awarded Mr. Civgin a 2.1% increase in base salary to $485,000 in recognition of his performance. In February 2007, the committee approved an increase in Mr. Civgin's salary to $520,000, effective as of April 1, 2007. The chief executive officer recommended this increase for Mr. Civgin based on his accomplishments during his first year, including achievement of goals in the management of our finance function and his impact on our improved operating results. In February 2008, the committee reviewed Mr. Civgin's performance in 2007. In view of his accomplishments and continued leadership within the company, the committee approved an increase in Mr. Civgin's salary to $546,000, effective March 30, 2008.

        Our chief operating officer, Mr. Martin, joined the company in September 2007 at which time his base salary was set at $620,000. This base salary was below the midpoint of the salary range for chief operating officers of peer companies in the compensation survey. The committee approved this base salary because of Mr. Martin's prior experience and the responsibilities he would take on as chief operating officer. In February 2008, the committee approved an increase in Mr. Martin's salary to $640,000 in recognition of his performance effective March 30, 2008.

        The committee also approved increases for Messrs. DePaul, Rowsey and Vero to $313,500, $538,000 and $518,000, respectively, effective April 1, 2007, in recognition of their performance in 2006. The committee approved increases for Messrs. DePaul and Vero to $327,600 and $533,540, respectively, effective March 30, 2008, in recognition of their performance in 2007.

Annual Incentive Compensation (Bonus)

  Overview

        The committee establishes annual incentive compensation in the form of cash bonuses in order to tie a significant portion of annual compensation to our annual financial performance. Each year the committee establishes objective performance criteria that must be met by the company in order for bonuses to be paid (establishing minimum, target and maximum payout levels for each type of performance criteria), a bonus target for each executive officer that is expressed as a percentage of salary, and other terms and conditions of awards under the bonus program. Each of these components is described below. No annual incentive awards are earned or paid unless the minimum performance criteria are achieved and the company has net income. The committee may determine that special one-time or extraordinary gains or losses should or should not be included in the calculation of the performance criteria. The committee typically approves annual incentive bonus criteria in February, in order to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to in the rest of this section as Section 162(m)), which requires that performance metrics be set within 90 days of the commencement of the performance period. Compliance with Section 162(m) enables the awards to qualify as "performance-based" compensation and allows the awards granted to the CEO and other named executive officers (other than our chief financial officer whose compensation is not subject to the deduction limitations of Section 162(m)) to be tax deductible by us if the compensation to any named executive officer exceeds $1 million for any fiscal year.

  Performance criteria (2006 and 2007) that must be met before bonuses are paid

        In 2006, the committee approved the following performance criteria applicable to all named executive officers to receive a bonus payment at target: company return on sales of 2%, same location sales growth of 3.9%, and earnings before interest and taxes (which we refer to as EBIT Dollars) of $185 million. These financial measures were weighted as follows for 2006: EBIT Dollars 50%, return on sales 25%, and same location sales growth 25%. The performance criteria set for 2006 were aligned with our 2006 strategic plan. These measures and the individual weightings were selected by the committee to ensure an appropriate focus on growth and profitability, with EBIT Dollars weighted most heavily because it was most indicative of our success in executing our strategic plan and reinforced the objective of increasing our overall profitability. Return on sales measures the efficiency of our execution and sales growth promotes positive marketplace expansion of the business, each of which are critical to achieving sustained and profitable growth as well as the efficient use of capital. Given our 2005 performance, the committee felt it important to place greater relative emphasis on EBIT Dollars in 2006 and therefore weighted EBIT Dollars more heavily. The committee chose targets for each measure which would be obtainable if executive officers executed the strategies articulated by the company and produced material improvements in operating results and which the committee believed would increase stockholder value when met. The improvement in operating results required to reach the targets was significantly in excess of 2005 operating results and was dependent on successful completion of numerous initiatives designed to increase efficiency, reduce cost, and deliver a better customer experience.

        In February 2007, the committee approved the performance criteria, bonus targets and design for the 2007 annual incentive compensation plan. For the reasons stated above, the committee retained EBIT Dollars, return on sales, and same location sales growth as objective performance criteria. Because the same location sales growth goal was not met in 2006, the committee increased the relative weighting of that goal to one-third, increased the weighting of the return on sales goal to one-third and reduced the weighting of the EBIT Dollars goal to one-third, to emphasize the equal importance attached to achievement of sales growth and to create greater management focus on achieving targeted goals. In order to achieve a payment at target, the company had to achieve EBIT Dollars of $379.2 million, return on sales of 4% and same location sales growth of 4.1%. The performance criteria and the weighting of those criteria were intended to motivate and reward eligible officers to strive for continued financial improvement for the company, consistent with increasing stockholder value. The committee chose targets which required, in part, revenue growth that was in excess of expected U.S. baseline economic growth. In addition, as with our 2006 targets, achievement of the 2007 targets required an improvement in our operating results in excess of our 2006 results, and which the committee believed would increase stockholder value when met, while taking into account that further year over year incremental improvement in operating results becomes more difficult as operating results improve. As was the case in 2006, achievement of the 2007 targets was dependent on the successful completion of numerous initiatives designed to increase efficiency, reduce costs, and deliver a better customer experience. To receive an award, participants must have been employed by the company on or before September 30 of the plan year, must have been employed by the company for a minimum of 90 days during the plan year and, subject to certain exceptions, must have been employed by the company at the time of award payment. In addition, no award will be earned or paid if the company does not have net income for the award period or the participant is performing at an unsatisfactory performance level.

        In 2006 and 2007, no named executive officer's annual incentive required accomplishment of individual performance measures.

  Target bonuses

        The committee establishes a target bonus for each executive officer. Target bonus amounts are specified as a percentage of the elected officer's base salary. In 2006 and 2007, target bonus amounts for our named executive officers ranged from 50% to 100% of base salary, depending on position, and were payable in cash. The Executive Vice President of Human Resources and the Senior Vice President of Human Resources recommend a target bonus for each executive officer to the committee, that is aligned with the median rate for equivalent positions at peer group companies shown in the compensation survey. Depending on the achievement of the objective performance goals, an elected officer's actual payout is typically either above or below the targeted amount. The maximum potential award for any participant, including the named executive officers, was 225% of base salary. See the table "Grants of Plan-Based Awards for Fiscal Year Ended December 29, 2007" on page 54 for the minimum, target and maximum awards for each of our named executive officers. The committee also has the discretion to reduce or eliminate an award regardless of whether the performance goals applicable to the elected officer's bonus have been achieved. The committee did not exercise this discretion in 2006 or 2007.

        Mr. Duncan's annual incentive compensation is determined in the same manner as all other named executive officers, except that, under his employment agreement, his annual target bonus must be at least 100% of his annual base salary in effect at the beginning of the applicable fiscal year, with a maximum potential award equal to 225% of his annual base salary. In both 2006 and 2007, his target was 100% of his salary. In addition, notwithstanding the performance goals, Mr. Duncan's agreement provided that, for 2005 only, he was to receive a minimum award of 100% of his base salary. Following 2005, however, Mr. Duncan, like the other named executive officers, receives a bonus only when the minimum performance goals are achieved and the company has net income.

        Mr. Civgin's annual target bonus must equal at least 55% of his annual base salary in effect at the beginning of the applicable fiscal year pursuant to the terms of his initial offer letter.

        Mr. Martin's annual target bonus must equal at least 70% of his annual base salary in effect at the beginning of the applicable fiscal year pursuant to the terms of his initial offer letter. Notwithstanding the company performance goals, Mr. Martin's offer letter provided that, for 2007 only, he was to receive a minimum award of 70% of his base salary, prorated to reflect the commencement date of his employment.

        The 2007 annual target bonuses for Messrs. Vero, Rowsey and DePaul were established based on the median short-term award granted by our peers as reflected in the compensation survey.

  Payments under plan

        In 2006, we exceeded the target return on sales goal and the target EBIT Dollar goal; but the minimum same location sales growth goal was not achieved. The table below indicates the 2006 bonus target as well as the actual bonus received by each named executive officer, shown as a percentage of target, as a percentage of his salary and in dollars:

Name	Target (as % of base Salary)	Actual bonus (as % of base)	% of Target	Amount Earned ($)

Sam Duncan	100%	156%	156%	$1,404,000
Don Civgin	55%	86%	156%	$416,130
Phillip DePaul	50%	78%	156%	$234,000
Michael Rowsey	65%	101%	156%	$527,280
Ryan Vero	55%	86%	156%	$429,000

        In 2007, we achieved 78% of the target return on sales goal and 64% of the target EBIT Dollar goal; but the minimum same location sales growth goal was not achieved. The table below indicates the 2007 bonus target as well as the actual bonus received by each named executive officer, shown as a percentage of target, as a percentage of his salary and in dollars:

Name	Target (as % of base Salary)	Actual bonus (as % of base)	% of Target	Amount Earned ($)

Sam Duncan	100%	47%	47.30%	$473,000
Don Civgin	55%	26%	47.30%	$135,278
Phillip DePaul	50%	24%	47.30%	$74,143
Sam Martin (1)	70%	20%	100.00%	$124,000
Michael Rowsey (2)	—	—	—	—
Ryan Vero	55%	26%	47.30%	$134,758

(1)
By agreement, Mr. Martin received a minimum award of 70% of his base salary, prorated to reflect the commencement of his employment.

(2)
Mr. Rowsey was not eligible for a 2007 annual incentive award because he was no longer employed by the company as of December 29, 2007.

  2008

        In February 2008, the committee approved the performance criteria, bonus targets and design for the 2008 annual incentive compensation plan. The performance criteria and weighting chosen are: company EBIT dollars (50%), return on sales (30%) and same location sales growth (20%). These are the same performance criteria applied in 2006 and 2007, but the weightings have changed, reflecting the continuing importance of these criteria in the company's strategic plan but the increasing difficulty of attaining sales targets given current economic conditions. The performance criteria and the weighting of those criteria are intended to motivate and reward eligible officers to strive for continued financial improvement for the company, consistent with increasing stockholder value. The committee strives to establish targets with a level of difficulty that it expects, at the time the targets are set, will result in a 60% likelihood of achievement of the target by the company, with the understanding that the company's actual results are likely to vary based on a number of factors, including the impact of domestic and foreign economic conditions. As was the case in 2007, achievement of the 2008 targets will be dependent on the successful completion of numerous initiatives designed to increase efficiency, reduce costs, and offset the effect of economic conditions in 2008.

        The chart below sets forth the historical achievement of the short-term incentive goals over the previous three years.

	EBIT Dollars		Return on Sales		Same Location Sales Growth
Year	Goal	Actual	Goal	Actual	Goal	Actual

2005	$208,500,000	$151,400,000	2.2%	1.7%	5.1%	1.7%
2006	$185,000,000	$308,700,000	2.0%	3.4%	3.9%	1.0%
2007	$379,200,000	$344,200,000	4.0%	3.8%	4.1%	0.9%

        2008 annual incentive targets were approved in the following amounts for our named executive officers: Sam Duncan, 100%; Don Civgin, 55%; Phillip DePaul, 50%; Sam Martin, 70%; and Ryan Vero, 55%. The targets approved are the same as the targets approved in 2007 and are in line with and in some instances below the median rate for equivalent positions at peer group companies in the compensation survey.

Long-Term Incentive Compensation (Equity Awards)

  Overview

        The committee provides long-term incentives in the form of various types of equity awards, in order to serve several of the compensation objectives. First, the committee believes that equity awards, in tandem with our executive stock ownership guidelines described below, encourage ownership of our common stock by elected officers, which in turn aligns the interest of those officers with our stockholders. In addition, the vesting provisions applicable to the awards help retain eligible officers and reward the achievement of long-term business objectives that benefit our stockholders.

        The OMIPP was adopted by our stockholders. The OMIPP permits the grant of annual incentive awards, stock, restricted stock, restricted stock units, performance stock, performance units, stock appreciation rights (SARs), traditional stock options, and a variety of performance-based stock options. This plan gives the committee flexibility in choosing among these awards to provide competitive long-term incentive compensation. See "Approval of an Amendment to Our OfficeMax Incentive and Performance Plan to Increase the Number of Shares of Stock Available for Issuance under the Plan and to Make Certain other Changes to the Plan and Re-approve the Material Terms of the Performance Goals under the Plan" on page 5 for a description of amendments proposed with respect to the OMIPP.

        Annually, the committee approves the plan design of the long-term incentive program for the upcoming year. Management discusses the initial program elements prior to presenting them to our chief executive officer for further review and recommendation to the committee for approval. This includes the type of equity award to be granted as well as the size of the award for elected officers. In determining the type and aggregate size of awards to be provided, as well as the performance metrics that will apply, the committee considers the strategic goals of the company, trends in corporate governance, accounting impact, tax-deductibility, cash flow considerations, the impact on the company's earnings per share and the number of shares of stock that would be required to be allocated for the award. Throughout the process, Cook is informed and provides ongoing feedback to the committee and management (at the committee's request).

        After consideration of the long-term incentive award data presented in the compensation survey, the committee approves long-term incentive award targets for the upcoming fiscal year, expressed as a percentage of salary. The committee generally attempts to align the award target for each elected officer with the median rate for equivalent positions at peer group companies. The salary multiple is then applied to the elected officer's base salary to determine the size of the award. The committee considers whether the awards are comparable to similar awards provided by the peer group as well as similar awards previously offered by the company, each of which are important criteria in ensuring a competitive program that supports attraction and retention objectives and also results in a reasonable and sustainable level of potential share dilution and cost. On the date on which the awards are granted, each elected officer receives that number of the securities that have been selected for issuance under the long-term incentive program equal to his or her salary multiplied by his or her award target percentage divided by the closing price of company stock on the date of grant. No action may be taken by the officer with respect to the securities underlying the award until the securities vest. The number of securities that actually vest will depend on achievement of the objective performance criteria established by the committee. An elected officer's actual vested number of shares of company stock is likely to be either above or below the targeted amount.

        In general, the committee grants long-term incentive compensation awards one time per year, typically in February, in order to comply with the provisions of Section 162(m), which requires that performance metrics be set within 90 days of the commencement of the performance period.

Compliance with Section 162(m) enables the awards to qualify as "performance-based" compensation and thereby allow awards granted to the CEO and other named executive officers to be tax deductible by us.

  Type of equity granted and performance metrics (2006 and 2007)

        For 2006, management recommended and the committee approved a grant of performance-based restricted stock units as the only type of long-term incentive compensation award. The grant was designed to support the company's strategic plan and reward elected officers if our financial performance improves over a two-year period. In addition, performance-based restricted stock units support our financial efficiency objectives as their cost is variable and is only incurred by us to the extent operating goals are achieved. Receipt of the restricted stock units pursuant to the awards is based on the company's achievement of a minimum return on net asset measure for fiscal years 2006 and 2007 and a two-year cumulative EBIT measure for fiscal years 2006 and 2007 with the final amounts adjusted based on company return on sales for fiscal years 2006 and 2007. The final number of restricted stock units issued was adjusted based on company return on sales for each of the fiscal years 2006 and 2007. Return on sales for both 2006 and 2007 exceeded the targets and participants will receive 150% of the initial award granted. Fifty percent of the increased award vested on February 8, 2008 and the remainder of the grant will vest on February 8, 2009.

        The three metrics chosen, EBIT Dollars, return on net assets and return on sales, were recommended by management and approved by the committee. The committee believed that these performance metrics were aligned with our 2006 strategic plan. In consideration of the difficulty of setting multi-year targets with precision during our restructuring activities, the committee approved a 24-month combined performance period with specific measures applicable to each of the two 12-month performance periods. The delayed distribution of a portion of the earned restricted stock units following the performance period enhances the retention value of the compensation program. The committee chose targets for each measure which would be obtainable if executive officers executed the strategies articulated by the company and produced material improvements in operating results and which the committee believed would increase stockholder value when met. The improvement in operating results required to reach the targets was significantly in excess of 2005 operating results and was dependent on successful completion of numerous initiatives designed to increase efficiency, reduce costs, and deliver a better customer experience.

        For 2007, management recommended and the committee approved a grant of performance-based restricted stock units as the only type of long-term incentive compensation award. Receipt of the restricted stock units pursuant to the awards is based on the company's achievement of a minimum return on net asset measure for fiscal years 2007 and 2008 and a two-year cumulative EBIT measure for fiscal years 2007 and 2008 with the final amounts adjusted based on company return on sales for fiscal years 2007 and 2008. The committee chose targets which require, in part, revenue growth that is in excess of expected U.S. baseline economic growth. In addition, as with our 2006 targets, achievement of the 2007 targets required an improvement in our operating results in excess of our 2006 results, and which the committee believes will increase stockholder value when met, while taking into account that further year over year incremental improvement in operating results becomes more difficult as operating results improve. As was the case in 2006, achievement of the 2007 targets was dependent on the successful completion of numerous initiatives designed to increase efficiency, reduce costs, and deliver a better customer experience. If paid, one half of the units will vest and be paid in February 2009 and the remaining half of the units will vest and be paid in February 2010. Units are paid in shares of company common stock. The form of the RSU Award Agreement provides that participants must be employed by the company in order for the restricted stock units to vest (subject to exceptions in certain circumstances including involuntary termination, death, disability or retirement, in which case a pro rata amount of restricted stock units will vest on termination if the participant was employed with the company for a minimum of six months during fiscal years 2007 or 2008). Units may not be sold or transferred prior to vesting. In addition, recipients of the units do not receive dividends and do not have voting rights until the units vest.

        The committee believes that performance metrics applicable to long-term incentive awards are particularly critical to encourage forward planning for our success. The committee intends to continue to align the metrics for future long-term incentive compensation programs with our strategic goals as they evolve.

        In 2006 and 2007, no named executive officer's long-term incentive required accomplishment of individual performance measures.

  Bonus targets

        The committee establishes a target long-term incentive award for each executive officer. Target long-term incentive amounts are specified as a percentage of the elected officer's base salary. The Executive Vice President of Human Resources and the Senior Vice President of Human Resources recommend a target long-term incentive award for each executive officer to the committee, that is aligned with the median rate for equivalent positions at peer group companies shown in the compensation survey. For 2006 and 2007, target long-term incentive awards for our executive officers ranged from 100% to 350% of base salary. The executive's actual payout can vary from the targeted amount depending on the achievement of the objective performance goals, as well as changes in the value of the shares of stock underlying the grant that occur between the grant date and payout. The maximum potential award for any participant, including the named executive officers, was 150% of the target award, expressed as a number of shares of stock.

        Mr. Duncan's long-term incentive compensation is determined in the same manner as all other named executive officers, except that under his employment agreement, we are required to grant Mr. Duncan for each subsequent year he is employed during the term of his agreement, long-term incentive compensation awards with a present value (as determined by the committee) approximately equal to 350% of Mr. Duncan's then-current annual base salary. In both 2006 and 2007, his target was 350% of his salary. The committee believes these awards appropriately emphasize the importance of long-term performance and align Mr. Duncan's interests with those of our stockholders, while taking into account the other elements of his compensation. Pursuant to his offer letter, Mr. Martin received a grant of 36,540 RSUs as a 2007 long-term incentive award, which was based on the compensation survey data for his position and pro-rated based on his commencement date of employment. For each of our named executive officers, see the table "Grants of Plan-Based Awards for Fiscal Year Ended December 29, 2007" on page 54 for the minimum, target and maximum awards. The target awards were based on the compensation survey data and took the company's turnaround status into consideration.

  2008

        On February 20, 2008, the committee approved the 2008 Long-Term Incentive Program under which the company's named executive officers will be awarded RSUs pursuant to the OMIPP. Each named executive officer will receive an award that is divided evenly between RSUs that vest upon company achievement of certain performance criteria (including EVA®(1) Improvement, described below) within specified time periods and RSUs that vest solely upon the elapsing of a time period. EVA® Improvement is a new performance metric for the company. Because of the uncertainty inherent in new and complex performance metrics, the committee chose to structure one half of the award in RSUs that vest solely upon the elapsing of a time period in order to increase the retention

(1)
EVA® is a registered trademark of Stern Stewart & Co.

value of the awards. The committee established an EVA® Improvement target based on the same company performance expectations that were used to establish the 2008 annual incentive targets, with similar expectations regarding the level of difficulty inherent in attaining such targets. This year, the target value of long-term incentive awards was decreased for our named executive officers to align with the median rate for equivalent positions at peer group companies. Mr. Duncan voluntarily reduced his percentage of salary for this 2008 grant to 300% from 350%, despite contractual entitlement to the larger amount, in order to receive a reduction in award commensurate with the other executive officers. Awards of RSUs were approved at the following percentage of salary for the following named executive officers of the company: Sam Duncan, 300% of salary; Don Civgin, 125% of salary; Phillip DePaul, 80% of salary; Sam Martin, 150% of salary; and Ryan Vero, 125% of salary.

        Awards of performance based RSUs were approved in the following amounts for the following executive officers of the company: Sam Duncan, 63,210 RSUs; Don Civgin, 13,700 RSUs; Phillip DePaul, 5,290 RSUs; Sam Martin, 19,600 RSUs; and Ryan Vero, 13,640 RSUs. The number of RSUs was determined based on the closing price of company common stock on February 20, 2008. Receipt of the performance based RSUs is based on the company's achievement of a two-year cumulative EBIT measure for fiscal years 2008 and 2009. If the EBIT target is achieved, then the final amounts received will be adjusted as follows: one half will be adjusted based on company Economic Value Added ("EVA®") Improvement for fiscal year 2008 and one half will be adjusted based on company EVA® Improvement for fiscal year 2009. EVA® Improvement means improvement in the dollar value of the company's EVA® for the most recently completed fiscal year compared to the dollar value of the company's EVA® for the next preceding fiscal year. If paid, one half of the award will vest and be paid in February 2010 and the remaining half of the award will vest and be paid in February 2011. Awards are paid in shares of company common stock.

        Awards of time based RSUs were approved in the following amounts for the following executive officers of the company: Sam Duncan, 63,210 RSUs; Don Civgin, 13,700 RSUs; Phillip DePaul, 5,290 RSUs; Sam Martin, 19,600 RSUs; and Ryan Vero, 13,640 RSUs. The number of RSUs was determined based on the closing price of company common stock on February 20, 2008. On the third anniversary of the grant date, 100% of the time based RSUs shall vest and be paid in company common stock.

Retention Programs

        In March 2005, the committee implemented a retention program because of extraordinary events at the company, including the Boise Cascade Corporation acquisition of OfficeMax, Inc. in late 2003, the divestiture of the forest products assets of Boise Cascade Corporation in late 2004 (after which our name was changed from Boise Cascade Corporation to OfficeMax Incorporated), a financial investigation and the departures of our chief executive officer, chief financial officer and president of retail operations in late 2004 and early 2005. This program was designed to retain key executives in order to provide stability within the organization. Each retention award included two elements, a cash award paid in 2006, and an award of time-vesting restricted stock that vested on March 16, 2007. The committee determined the type and size of the awards by:

  •
  taking into account each individual's salary range and responsibilities;

  •
  analyzing peer group companies' competitive compensation; and

  •
  considering Cook's recommendations.

        The magnitude of the total award was intended to be significant in comparison to each elected officer's salary to ensure a meaningful incentive to remain employed. The cash component was intended to ensure retention of executives over the near-term and the restricted stock component was intended to promote longer-term retention and tie the value of the award to changes in stockholder value.

        To implement the first element of the retention award, the committee adopted the OfficeMax Cash Incentive Plan (the "CIP") and approved grants of cash incentive awards to certain of the elected officers. These awards vested on March 11, 2006, for those elected officers still employed by us on that date. Upon vesting, the awards were paid in cash. Mr. Duncan and Mr. Civgin did not receive any awards because they were hired after the program commenced. The following named executive officers received payouts under the CIP in 2006 as follows: Mr. DePaul, $122,500, Mr. Rowsey $412,500 and Mr. Vero $297,000.

        The second element of the retention program was the issuance of time-vesting restricted stock under the OMIPP in March 2005.

        The 2005 restricted stock unit grants vested 100% on March 16, 2007, the second anniversary of the grant date, for participants who were employed by the company on that date. Upon vesting, the units were distributed in shares of company common stock.

        The retention program was a key component in retaining the management critical to the success of the company. We currently have no plans to grant additional retention awards.

Other Compensation Arrangements

        On April 14, 2005, we entered into an employment agreement with Mr. Duncan, who became our chief executive officer on April 18, 2005. Mr. Duncan was subsequently appointed chairman of our board of directors on June 30, 2005. Mr. Duncan was hired at a time when the company was experiencing a number of challenges. In December 2003, Boise Cascade Corporation (the company's former name) completed its purchase of OfficeMax, Inc. Prior to December 2003, the company sold and distributed office products to businesses as one of its lines of business but had no retail presence. In November 2004, the company sold all lines of business other than its office products distribution businesses and changed its name to OfficeMax Incorporated. As a result, the company went through a major restructuring, including adding many new executives to the management team. In December 2004, the company commenced an internal investigation into claims by a vendor to its retail business that certain employees acted inappropriately in requesting promotional payments and in falsifying supporting documentation. In January 2005 the president of the company's retail business and its chief financial officer resigned. In February 2005, the company's chief executive officer resigned and the company announced a restatement arising from its internal investigation. In April 2005, as the company was finalizing its employment arrangements with Mr. Duncan, it was threatened with a proxy contest. As a result of all the challenges and uncertainty with respect to the company, it was crucial to chief executive officer recruitment efforts to be able to offer a competitive package that provided some certainty to the candidate. The committee believed that Mr. Duncan's initial overall compensation, as well as each element of his compensation, was reasonable when compared to relevant benchmark data, taking into account the circumstances of his recruitment and his relevant experience. Most of the aspects of Mr. Duncan's employment that are different than those paid to other named executive officers stem from the initial terms of his employment agreement, which were critical to Mr. Duncan's decision to join the company. The other named executive officers do not have employment agreements. You can read more about Mr. Duncan's agreement throughout "Compensation Discussion and Analysis" beginning on page 31 and under "Estimated Termination Benefits—Mr. Duncan" beginning on page 66.

        On September 19, 2005, we entered into an offer letter with Mr. Civgin effective October 3, 2005, to serve as our executive vice president, finance and to assume the position of chief financial officer. You can read more about Mr. Civgin's offer letter throughout "Compensation Discussion and Analysis" beginning on page 31 and under "Estimated Termination Benefits—Mr. Civgin" beginning on page 69.

        On September 12, 2007, we entered into an offer letter with Mr. Martin effective September 17, 2007, to serve as our executive vice president and chief operating officer. You can read more about Mr. Martin's offer letter throughout "Compensation Discussion and Analysis" beginning on page 31 and under "Estimated Termination Benefits—Mr. Martin" beginning on page 71.

        In 2005, the committee awarded Mr. Duncan 50,000 restricted stock units and stock options to purchase 250,000 shares of our common stock. Also in 2005, the committee awarded Mr. Civgin 38,000 restricted stock units and stock options to purchase 50,200 shares of our common stock. In 2007, the committee awarded Mr. Martin 11,150 restricted stock units and stock options to purchase 35,000 shares of our common stock. Each of these awards was made pursuant to the officer's agreement or offer letter with us. These additional items of compensation were part of the packages offered to these officers before they joined the company. The terms applicable to these restricted stock units and stock options are discussed in the "Award Tables" beginning on page 53.

        In addition, pursuant to employment agreements entered into by Messrs. Vero and DePaul upon joining us at the time of the OfficeMax, Inc. acquisition in 2003, each received cash retention payments in 2004, 2005 and 2006. The purpose of the incentives was to encourage these individuals to remain with us during the transition period following the acquisition. Mr. Vero received $130,000, $130,000 and $390,000 in 2004, 2005 and 2006, respectively, pursuant to these provisions, and Mr. DePaul received $39,000, $39,000 and $117,000 in 2004, 2005 and 2006, respectively. The agreements terminated on December 10, 2006. Payments pursuant to the agreements were separate from and in addition to the retention awards described on page 43 under "Retention Programs."

        In 2007, the company entered into a Tuition Reimbursement Agreement with Mr. DePaul in order for him to attain his MBA and use the additional skills he gains in his role as company controller. Pursuant to the agreement, the company will pay or reimburse Mr. DePaul for expenses incurred in connection with Mr. DePaul's enrollment in the Executive MBA Program at Notre Dame. Under the agreement, the company will have no obligation to pay or reimburse Mr. DePaul for the expenses of the program if he (a) voluntarily terminates his employment with the company within a specified time frame, (b) fails to complete a course, (c) fails to achieve a passing grade, or (d) his employment is involuntarily terminated (subject to certain exceptions). In addition, Mr. DePaul would be required to reimburse the company for some or all program expenses (based on the date of termination) paid by the company if his employment with the company is terminated due to a reason described in (a) or (d) in the preceding paragraph or if he terminates his participation in the program or otherwise fails to successfully complete the program within a specified time frame.

Other Benefit Programs

        We provide our elected officers with limited perquisites and other benefits. The committee believes that these programs are competitive within our industry and the expense of these programs is offset by their attraction and retention value.

        Officers with the title of senior vice president and selected elected officers are eligible to participate in our Executive Life Insurance Program, which was adopted by the committee in February 2005. Participants receive a life insurance policy with an insurance amount equal to two times their base salary from a designated insurance carrier (or three times base salary, in the case of the chief executive officer). Policy premiums, subject to some limitations, will be paid by us and will be treated as taxable compensation to the participants. Upon termination of the participant's employment, the policy remains in force until the end of the current policy period but we will not renew the policy on the next anniversary date.

        Officers with the title of senior vice president or higher and selected elected officers participate in the Officer Annual Physical Program, which was adopted by the committee in 2005. Under the current program, we reimburse participating officers for the costs of an annual physical examination. Reimbursements will be treated as taxable income to the officer but will be grossed up for applicable taxes.

        Officers with the title of senior vice president or higher and selected elected officers are eligible to participate in our Financial Counseling Program, which the committee adopted in 2005. Under the program, we reimburse participating officers for investment planning, tax preparation, tax planning and compliance, and estate planning. Participants may be reimbursed up to a maximum of $5,000 each calendar year. In addition, unused amounts up to $5,000 may carry forward from year to year. Reimbursements will be treated as taxable income to the officer and will be grossed up for applicable taxes (subject to the $5,000 overall annual maximum). The committee believes that these programs are competitive within our industry and the expense of these programs is offset by their attraction and retention value.

Stock Ownership Guidelines

  Officers

        The committee has established stock ownership guidelines for certain officers. The guidelines are intended to increase the stake these officers hold in us and to more closely align their interests with those of our stockholders. The guidelines provide that:

  •
  the chief executive officer should acquire and maintain stock ownership equal in value to five times his base salary;

  •
  the president and each executive vice president should acquire and maintain stock ownership equal in value to three times his or her base salary;

  •
  each senior vice president should acquire and maintain stock ownership equal in value to twice his or her base salary; and

  •
  each vice president should acquire and maintain stock ownership equal in value to his or her base salary.

        In determining the appropriate stock ownership levels, the committee consulted market studies by Hewitt and Cook detailing best practices among a peer group and general industry practices regarding stock ownership guidelines. Stock held directly, vested restricted stock, and stock units held indirectly through our Savings Plan and under our deferred compensation plan are taken into consideration when calculating whether an officer has met his or her stock ownership guidelines. Unvested restricted stock units and stock options are not included in determining ownership levels. Annually, management provides a report to the committee regarding the number and value of the shares of stock held by each officer subject to the guidelines. All of the officers subject to the guidelines are making progress toward satisfying the applicable guideline. Following the vesting of restricted stock units or the exercise of options, officers subject to the guidelines who have not met the guidelines are expected to retain at least 50% of the net value of shares of stock received (after payment of income tax withholding and, if applicable, exercise price). This policy applies to grants made in 2005 and later for named executive officers. As of December 29, 2007 our chief executive officer held 59.81% of his salary, our chief financial officer held 85.66% of his salary, and the other named executive officers, Mr. DePaul, Mr. Martin and Mr. Vero, held 45.18%, 0%, and 59.33% of their respective salaries.

  Directors

        In 2005, the Governance and Nominating Committee established stock ownership guidelines for directors. These guidelines are intended to increase the directors' stake in the company and more closely align their interests with those of the OfficeMax stockholders. These guidelines provide that over a four-year period directors should acquire and maintain stock ownership equal to three times the annual retainer amount. The amount of stock required to be held will adjust whenever the retainer for directors is adjusted. All shares of stock owned outright by a director, unvested restricted stock, and stock options with an exercise price of $2.50 per share issued under former director stock plans are taken into consideration in determining whether a director has met these guidelines. In April each year, the Governance and Nominating Committee of the board of directors will review the progress of each director towards achievement of the guidelines. The committee will apply OfficeMax's stock price on March 31 to each director's securities on that date to determine each director's level of compliance with the guidelines. Stock options will be valued at the excess of the market price of the underlying stock over the exercise price. Once a director has met these guidelines, he or she shall be deemed to continue to meet the guidelines and shall be exempt from review in future periods until such director reduces the number of securities he or she holds. Once a director reduces his or her holdings, such director will be subject to review each successive April for compliance with the guidelines.

Deferral Plans

        Our Non-Qualified Executive Savings Deferral Plan and our 2005 Deferred Compensation Plan are each described beginning on page 60. The purpose of these plans is to permit participants to defer amounts that would otherwise be payable in cash and taxable on an immediate basis and to provide matching contributions that are not permissible under our Qualified Savings Plan as a result of IRS limits. The plans thereby support attraction and retention objectives by providing a competitive benefit that is tax-efficient to the participant. The plans also support our succession planning strategy by enabling participants to accumulate sufficient retirement savings, thereby promoting an orderly succession of management talent, which is particularly important as a result of the freezing of our pension plans.

Pension Plans

        Our pension plan for salaried employees, described on page 63, was frozen as of December 31, 2003, and employees hired on or after November 1, 2003 are not eligible to participate in the plan. Only one of our named executive officers, Mr. Rowsey, was eligible to participate in this plan, and his benefits were frozen at approximately $30,000 annually upon reaching retirement age, which would have been 65 years. The plan was frozen because it represented a significant expense to the company and was not a benefit generally provided by competitors in our industry, and therefore was not necessary for attracting or retaining executive talent. Overall, management and the committee agree that a defined benefit pension plan provides the company less value in attracting and retaining talent, and so we have redirected that investment to other forms of compensation.

        As described on page 63, Mr. Duncan's employment agreement provides that if he is employed by us on the fifth anniversary of his first day of employment, his supplemental pension benefit will vest. His benefit will generally equal a percentage of his average cash compensation (salary and bonus) over the five years prior to termination of employment. The percentage will be equal to two percent for every full year of employment. This special arrangement was negotiated at the time Mr. Duncan was hired, and in approving this benefit, the committee determined that this was an appropriate replacement for a similar benefit from his previous employer that Mr. Duncan forfeited when he joined us.

        For more information on our pension plans, see "Other Compensation and Benefit Plans—Pension Benefits" on page 61.

Change in Control Agreements

        Mr. Duncan and each of the other named executive officers are parties to change in control agreements with us, the principal terms of which are described beginning on page 64. Under the change in control agreements, the officer will receive the benefits provided under the agreement if, after a change in control, the officer's employment is terminated other than for cause or disability (as defined in the agreement) or if the officer terminates employment after actions (as specified in the agreement) that adversely affect the officer are taken. Under the agreement, the officer must remain employed with us for six months following the first potential change in control.

        The committee's overall objective in implementing the change in control policy was to encourage the company's most senior executives to review and consider possible change in control transactions in an independent and objective manner without the influence of self-interest or fear of economic loss associated with the possible loss of their positions. In support of this objective, the policy is intended to provide reasonable and competitive severance benefits to executives who lose their jobs as a result of a change in control and to avoid windfall payments associated with completing a transaction. For this reason, benefits under the policy are provided only upon the occurrence of a "double trigger" event, which is defined as completion of a change in control followed by a qualifying termination of employment. In the absence of a reasonable change in control policy, an incentive may exist for senior executives to oppose transactions that are in stockholders' best interests, and conversely, an inappropriately designed program that provides benefits without loss of employment could incent management to pursue transactions that are not necessarily in stockholders' best interests. The committee believes the amounts to be paid upon termination following a change in control are market competitive and have an aggregate potential cost that falls within reasonable competitive parameters, drawing on input received from Cook, including Cook's review of the proposed agreement and analysis of potential change in control costs for the executives covered by the agreements. Cook advised the committee that the overall cost of the program was reasonable in relation to the company's market capitalization at the time of approval and that the specific design provisions supported the objectives described above and were consistent with best practice. In addition to governance and peer group trends, the committee considered the specific competitive circumstances of the company and its industry in approving these agreements. In approving these payments, the committee also reviewed data from Hewitt regarding the average characteristics of change in control agreements among Fortune 200 companies.

Severance

        The desire to provide reasonable and competitive severance benefits to executives who lose their jobs also affected the decision to include the severance provisions reflected in our executive severance policy and in the employment agreements of Mr. Duncan, Mr. DePaul and Mr. Vero. Mr. Duncan's agreement is described throughout "Compensation Discussion and Analysis" beginning on page 31 and the severance arising from his agreement is described in the section entitled "Estimated Termination Benefits—Estimated Current Value of Potential Payments to Mr. Duncan Upon Termination" on page 68. The severance provisions pertaining to Mr. Vero and

Mr. DePaul terminated when their agreements terminated on December 31, 2006. We believed that the severance provisions of the agreements with Mr. DePaul and Mr. Vero were important in retaining the services of those officers following the OfficeMax, Inc. acquisition. The severance provisions in Mr. Duncan's agreement were also an important factor in his recruitment to the company.

        Our executive officer severance policy applies to all elected officers (unless they have a superseding individual agreement) and provides, among other things, for payment in a lump sum of an amount equal to 12 months' salary if the officer's employment is terminated without cause. We may also, at our discretion, continue health, vision and dental group insurance coverage at the associate rate for up to twelve months following the officer's date of termination. We believe this severance policy is similar to policies of many of the other companies with which we compete for management talent, and is therefore a valuable recruiting tool that also helps us to retain management.

        We recognize that our severance provisions and change in control provisions can at times overlap. Therefore all agreements or policies providing for such payments require that payments under one type of provision be appropriately adjusted downward if payments are made under a similar provision of another agreement or policy.

Relationship Among the Different Components of Compensation

        In order to ensure that named executive officers are held most accountable for our performance and changes in stockholder value, management and the committee generally allocate total compensation such that the portion of compensation attributable to fixed elements, such as salary and benefits, decreases with increasingly higher levels of responsibility, and the portion attributable to variable, performance-based elements increases.

        As described above, the compensation survey provides data on the annual targeted total cash compensation and the annual targeted total direct compensation paid by the companies in the compensation survey. Management and the committee generally allocate annual compensation for each executive officer among the components described above on a basis consistent with the results of the compensation survey, although the total compensation paid to an elected officer may be above or below the median based on the survey for that individual's position, based on his or her level of responsibility, performance against annual performance goals, years of experience, and considerations of fairness and comparability within the company. The majority of named executive officers have aggregate targeted compensation that is below the targeted median benchmark rate for that executive's position. No named executive officer's aggregate targeted compensation exceeds the targeted median for that executive's position by more than 15%.

        The committee consults with Cook to ensure the resulting outcome supports strategic objectives related to attraction and retention of critical talent, alignment of management interests with those of stockholders, and overall affordability from cost and share dilution perspectives. In addition to the considerations described in the description of each component above, management and the committee are also guided by the compensation survey in deciding between the types of awards available in our annual and long-term incentive compensation programs. We believe that each component of our compensation program serves an important role, and that together these components combine to enable us to attract and retain talented management, provide management with appropriate incentives to continuously improve the company's performance, and to reward improvement when it occurs.

        We believe our base salaries are competitive and our bonus plans emphasize performance-based compensation. We provide our executives the opportunity to significantly increase their annual cash compensation through our bonus program by improving the company's performance in each of the relevant financial areas on an annual basis. We also expect that as those improvements are maintained and built upon, the company's stock price will reflect these improvements, and we therefore use equity awards to reward the long-term efforts of management. These equity awards serve the additional purpose of increasing the ownership stake of our management in the company, further aligning their interests with those of our other stockholders.

        In summary, we are confident that the total compensation components provided to each of our named executive officers are competitive with the market and are aligned with the strategic goals of the company.

Recapture Policy

        On July 26, 2007, the committee approved a policy that provides that the board shall take such action as it deems necessary against any officer with a title of executive vice president or higher whose misconduct contributes to a financial restatement. The board may (a) require reimbursement of any bonus or incentive compensation awarded to such officer after July 26, 2007, (b) cancel any stock awards granted to such officer after July 26, 2007, and/or (c) require the repayment of stock proceeds.

Tax Impact and Financial Implications

        Under Section 162(m), certain items of compensation paid to the chief executive officer and to each of the named executive officers, other than Mr. Civgin ("Covered Employees") in excess of $1,000,000 annually are not deductible for federal income tax purposes unless the compensation is awarded under a performance-based plan approved by the stockholders. The committee believes that it is in our best interest to preserve maximum tax deductibility for compensation paid to the Covered Employees under Section 162(m), although, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the committee has not adopted a policy that all compensation must be deductible. The compensation plans reflect the committee's intent and general practice to pay compensation that we can deduct for federal income tax purposes. Executive compensation decisions, however, are multifaceted. The committee reserves the right to pay amounts that are not tax deductible to meet the design goals of our executive compensation program. In 2007, Mr. Duncan's salary was his only item of compensation that was not performance based. His compensation exceeded, by approximately $15,000, the $1,000,000 non-performance based compensation threshold for 2007. In order to preserve deductibility, Mr. Duncan was required to defer receipt of certain of his shares of stock that vested. In addition, as a result of the vesting of his RSUs granted in 2005, which did not constitute performance based compensation, Mr. Vero had $486,075 in compensation that was in excess of the $1,000,000 non-performance based compensation threshold for 2007. He was not required to defer receipt of the shares of stock. See the "Option Exercises and Stock Vested Table for Fiscal Year Ended December 29, 2007" on page 60.

        The committee also considers other financial implications when developing and implementing the company's compensation program, including tax and accounting effects, the impact on our financial statements and tax returns, cash flow impact, potential share dilution and the risk arising from fluctuations in the value of the compensation.

Recommendation

        As set forth in the "Executive Compensation Committee Report" on page 30, the committee has reviewed this Compensation Discussion and Analysis, and recommended its inclusion in this proxy statement.

 Executive Compensation Committee Interlocks and Insider Participation

        Ms. Bern and Messrs. Szymanski, Bryant, DePinto, Gangwal, Haymon, Montgoris and Michael served on our Executive Compensation Committee during the last completed fiscal year. None of the members of our Executive Compensation Committee is now or was previously an officer or employee of the company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or our Executive Compensation Committee.

 Summary Compensation Table

        The following tables present compensation information for Mr. Duncan, our Chief Executive Officer, Mr. Civgin, our Chief Financial Officer, Messrs. DePaul, Martin, and Vero, our three next most highly compensated executive officers serving on December 29, 2007 and Mr. Rowsey, who departed from the company effective May 17, 2007.

Name and Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (1) (d)		Stock Awards ($) (2) (e)		Option Awards ($) (3) (f)		Non-Equity Incentive Plan Compensation ($) (4) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5) (h)		All Other Compensation ($) (6) (i)		Total ($) (j)

Sam K. Duncan Chairman of the Board and Chief Executive Officer	2007 2006	$ $	975,000 887,500		— —	$ $	2,871,840 2,128,235	$ $	359,178 598,235	$ $	473,000 1,404,000	$ $	315,739 426,817	$ $	114,853 127,554	$ $	5,109,610 5,572,341
Don Civgin Executive Vice President, Finance and Chief Financial Officer	2007 2006	$ $	511,250 482,500		— —	$ $	978,221 1,027,871	$ $	83,829 165,680	$ $	135,278 416,130		— —		— —	$ $	1,708,578 2,092,181
Phillip P. DePaul Senior Vice President, Controller and Chief Accounting Officer	2007 2006	$ $	310,125 293,050	$	— 239,500	$ $	266,923 263,364		— —	$ $	74,143 234,000		— —		$10,357 —	$ $	661,548 1,029,914
Sam Martin Executive Vice President and Chief Operating Officer	2007		$181,231		—		$188,965		$46,666		$124,000		—		$64,667		$605,529
Michael D. Rowsey President, Contract	2007 2006	$ $	202,423 515,000	$	— 412,500	$ $	305,837 924,784		— —	$	— 527,280	($ $	182,722 42,093)	$ $	356,459 15,373	$ $	681,997 2,437,030
Ryan T. Vero Executive Vice President and Chief Merchandising Officer	2007 2006	$ $	513,500 497,500	$	— 687,000	$ $	798,741 737,368		— —	$ $	134,758 429,000		— —	$ $	90,547 80,473	$ $	1,537,546 2,431,342

(1)
Includes payments to Messrs. DePaul, Rowsey and Vero of $122,500, $412,500 and $297,000, respectively, made in accordance with the OfficeMax Cash Incentive Plan as discussed on page 40. Also included are retention incentive bonus payments to Mr. DePaul and Mr. Vero of $117,000 and $390,000, respectively, pursuant to their 2003 employment agreements described on page 45.

(2)
The figures in this column represent the aggregate dollar amount of compensation cost of stock awards recognized for the defined service period. See Note 15 "Shareholders' Equity" of the Notes to Consolidated Financial Statements in the company's Annual Report on Form 10-K for the year ended December 29, 2007, for a discussion of the assumptions used by the company to calculate share based employee compensation expense in accordance with the provisions of SFAS No. 123R. Certain 2004 grants of restricted stock units were forfeited in 2006 but there was no expense recorded during 2006.

(3)
The figures in this column represent the aggregate dollar amount of compensation cost recognized for the defined service period for the options granted to Messrs. Duncan and Civgin in 2005 and Mr. Martin in 2007. See Note 15 "Shareholders' Equity" of the Notes to Consolidated Financial Statements in the company's Annual Report on Form 10-K for the year ended December 29, 2007, for a discussion of the assumptions used by the company to calculate share based employee compensation expense in accordance with the provisions of SFAS No. 123R.

(4)
Annual incentive bonus payments for each of the named executive officers earned based on company performance in the fiscal year indicated. See "Compensation Discussion and Analysis—Annual Incentive Compensation (Bonus)" as discussed on page 36.

(5)
The amounts shown for Mr. Duncan represent the change in his pension value in the fiscal year indicated. In 2007 for Mr. Rowsey $20,779 represents above market interest earnings on his balance in the 2001 Key Executive Deferred Compensation Plan and ($203,501) represents the change in his pension value in the fiscal year indicated. An explanation of the majority of this decrease is included in the footnotes to the Pension Benefits table. In 2006 for Mr. Rowsey, $32,910 represents the change in his pension value in the fiscal year indicated and $9,183 represents above market interest earnings on his balance in the 2001 Key Executive Deferred Compensation Plan.

(6)
Includes the following items paid:

	Year	Payments Made in Accordance with Relocation Agreements (a)		Personal Use of Company Aircraft (b)		Reimbursements under Our Financial Counseling Program (c)		Policy Premiums Paid Pursuant to Our Executive Life Insurance Program (d)		Company Matching Contributions Made Under Our Qualified Savings Plan and Non-Qualified Deferred Compensation Plan (e)		Other/ Severance (f)	Total

Sam K. Duncan	2007 2006	$	— 6,607	$ $	90,920 94,920	$ $	5,000 10,000	$ $	17,808 16,027		$1,125 —	— —	$ $	114,853 127,554
Don Civgin	2007 2006		— —		— —		— —		— —		— —	— —		— —
Phillip DePaul	2007 2006		— —		— —		— —		$3,607 —		$6,750 —	— —		$10,357 —
Sam Martin	2007 2006		$64,667 —		— —		— —		— —		— —	— —		$64,667 —
Michael D. Rowsey	2007 2006		— —	$	— 2,480		$8,340 —	$ $	6,511 6,293	$ $	6,750 6,600	$334,858 —	$ $	356,459 15,373
Ryan T. Vero	2007 2006	$ $	83,922 58,850		— —	$	— 10,000	$ $	5,500 5,697	$ $	1,125 5,926	— —	$ $	90,547 80,473

(a)
Under relocation agreements entered into in the year in which an executive relocates (2006 for Messrs. Duncan and Vero and 2007 for Mr. Martin), payments may include a relocation allowance, the cost of transportation of household goods, and temporary living expenses. These relocation payments included payments to offset the tax costs of that portion of the payment that is not tax deductible to the executive (in 2006, $2,177 to Mr. Duncan and $349 to Mr. Vero and in 2007, $13,001 to Mr. Martin and $4,178 to Mr. Vero). In addition, in 2006, $17,184 and in 2007, $35,147 of Mr. Vero's relocation payment was intended to offset a portion of the mortgage interest he otherwise would have paid.

(b)
The payments shown for personal use of company aircraft are calculated based on an hourly rate of $2,400. The hourly rate represents the incremental cost to us of aircraft use calculated based on the average cost of fuel and aircraft maintenance, and trip related landing fees, hangar and parking costs, and other immaterial variable costs. Incremental cost excludes fixed costs which do not change based on usage of the plane, including pilot salaries.

(c)
Officers of the company with the title of senior vice president or higher and selected elected officers are eligible to participate in our Financial Counseling Program. Under the program, we reimburse participating officers for investment planning, tax preparation, tax planning and compliance, and estate planning. Participants may be reimbursed up to a maximum of $5,000 each calendar year. In addition, unused amounts up to $5,000 may carry forward from year to year. Reimbursements will be treated as taxable income to the officer and will be grossed up for applicable taxes (subject to the $5,000 overall annual maximum). In 2006, for each of Mr. Duncan and Mr. Vero, the $10,000 reimbursement includes a $6,100 reimbursement for financial counseling and a $3,900 payment to offset the tax costs of the reimbursement. In 2007, for Mr. Duncan, the $5,000 reimbursement includes a $3,050 reimbursement for financial counseling and a $1,950 payment to offset the tax cost of the reimbursement. For Mr. Rowsey, the $8,340 reimbursement includes a $5,087 reimbursement for financial counseling and a $3,253 payment to offset the tax cost of the reimbursement.

(d)
Officers with the title of senior vice president or higher and selected elected officers are eligible to participate in our Executive Life Insurance Program, which was adopted by the committee in February 2005. Participants receive a life insurance policy with an insurance amount equal to two times their base salary from a designated insurance carrier (or three times base salary, in the case of the chief executive officer). Policy premiums, subject to some limitations, will be paid by us and will be treated as taxable compensation to the participants. Upon termination of the participant's employment, the policy remains in force until the end of the current policy period but we will not renew the policy on the next anniversary date. The figures in this column are the policy premiums paid.

(e)
For a description of our Non-Qualified Deferred Compensation Plan, see page 66. Under our Qualified Savings Plan and our Non-Qualified Deferred Compensation Plan, we match amounts contributed at a rate of 50% of the amount contributed up to a maximum annual aggregate limit ($6,600 under the Internal Revenue Code applicable in 2006 and $6,750 in 2007). A participant may only receive matching payments on contributions up to 6% of the participant's combined annual salary and bonus. All of our named executive officers are limited by provisions of the Internal Revenue Code in the amount they can contribute to our Qualified Savings Plan.

(f)
As a result of his departure from the company, in 2007 Mr. Rowsey received severance pay of $331,077 and dividends in the amount of $3,781 accrued on the funds he had deferred into the 2001 Key Executive Deferred Compensation Plan.

 Award Tables

        The following three tables set forth information regarding awards granted by OfficeMax to the named executive officers during the last fiscal year and the status of existing awards. The "Grants of Plan-Based Awards" table on page 54 provides additional information about the plan-based compensation disclosed in the "Summary Compensation Table" on page 51.

Grants of Plan-Based Awards

GRANTS OF PLAN-BASED AWARDS
FOR FISCAL YEAR ENDED DECEMBER 29, 2007

All Other Stock Awards: Number of shares of Stock or Units (#) (i)
All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/share) (k)		Grant Date Fair Value of Equity Incentive Plan Awards (#) (3) (l)
Name (a)	Grant Date (b)	Threshold ($) (1) (c)	Target ($) (1) (d)	Maximum ($) (1) (e)	Threshold (#) (2) (f)	Target (#) (2) (g)	Maximum (#) (2) (h)

Sam Duncan	2/14/07 2/14/07	$250,000 —	$1,000,000 —	$2,250,000 —	— 29,650	— 59,300	— 88,950	— —	— —		— —	$	— 3,150,016
Don Civgin	2/14/07 2/14/07	$71,500 —	$286,000 —	$643,500 —	— 7,990	— 15,980	— 23,970	— —	— —		— —	$	— 848,858
Phillip DePaul	2/14/07 2/14/07	$39,188 —	$156,750 —	$352,688 —	— 2,825	— 5,650	— 8,475	— —	— —		— —	$	— 300,128
Sam Martin	9/17/07 9/17/07 9/17/07 9/17/07	$124,000 — — —	$124,000 — — —	$278,986 — — —	— 18,270 — —	— 36,540 — —	— 54,810 — —	— — 11,150 —	— — — 35,000	$	— — — 31.39	$ $ $	— 1,146,991 349,999 278,250
Michael Rowsey	2/14/07 2/14/07	— —	— —	— —	— —	— —	— —	— —	— —		— —		— —
Ryan Vero	2/14/07 2/14/07	$71,225 —	$284,900 —	$641,025 —	— 8,235	— 16,470	— 24,705	— —	— —		— —	$	— 874,886

(1)
Includes annual incentive bonus opportunities for each of the named executive officers awarded in 2007. See "Compensation Discussion and Analysis—Annual Incentive Compensation (Bonus)" beginning on page 36. Actual bonus payments for the fiscal year reported are listed in column (g) of the "Summary Compensation Table" on page 51.

(2)
Reflects long-term incentive awards in the form of performance-based RSUs granted to Messrs. Duncan, Civgin, DePaul and Vero on February 14, 2007 and Mr. Martin on September 17, 2007 in accordance with the OMIPP as discussed in "Compensation Discussion and Analysis—Long-Term Incentive Compensation (Equity Awards)" beginning on page 40. These awards are also listed in column (i) of the "Outstanding Equity Awards at Fiscal Year-End" table on page 56 and the compensation cost recognized over the defined service period of these awards, as well as awards granted in prior years, is disclosed in columns (e) and (f) of the "Summary Compensation Table" on page 51. The closing stock price on the date the committee approved the 2007 long-term incentive program (February 14, 2007) of $53.12 was used to determine the number of RSUs awarded to Messrs. Duncan, Civgin, DePaul and Vero. The closing stock price on September 17, 2007 ($31.39) was used to determine the number of RSUs awarded to Mr. Martin.

(3)
Grant date fair value of long-term incentive awards in the form of performance-based restricted stock units granted to each named executive officer on February 14, 2007 and September 17, 2007 and the RSUs and options awarded to Mr. Martin at inception of employment in accordance with the OMIPP as discussed below. See Note 15 "Shareholders' Equity" to Notes to Consolidated Financial Statements in the company's Annual Report on Form 10-K for the year ended December 29, 2007 for a discussion of the assumptions used by the company to calculate the grant date fair value of share based employee compensation in accordance with the provisions of SFAS No. 123R.

  Long-Term Incentive Awards

        These awards have a two-year performance period. We must achieve a cumulative two-year EBIT Dollar threshold and return on net asset target before elected officers will be eligible to receive restricted stock units pursuant to the awards. The final number of restricted stock units issued will be adjusted based on return on sales for each of the fiscal years 2007 and 2008. If the EBIT Dollar and return on net asset goals are achieved, one half of the awards will vest on February 13, 2009, subject to adjustment based on 2007 return on sales, and the other half will vest on February 13,

2010, subject to adjustment based on 2008 return on sales. The executive's actual payout can vary from the targeted amount depending on the achievement of the objective performance goals, as well as changes in the value of the shares of stock underlying the grant that occur between the grant date and payout.

        The form of the performance-based RSU Award Agreement used to grant these awards provides that participants must be employed by us on the vesting date in order for the units to vest, subject to exceptions in certain circumstances. The named executive officers are not entitled to any voting rights with respect to the restricted stock units and are not entitled to receive dividends on the restricted stock units.

  Sam Martin's Additional Grants

        On September 17, 2007, Mr. Martin received an award of 11,150 RSUs. This grant is subject to the terms of a Restricted Stock Unit Award Agreement dated September 17, 2007 between the company and Mr. Martin. Pursuant to the terms of the award agreement, 33 1/3% of the RSUs shall vest and be paid in company common stock on each of the first three anniversaries of the grant date, subject to possible deferral in the circumstances described in the award agreement. The award is also subject to the terms of the OMIPP. If Mr. Martin terminates employment for any reason prior to the third anniversary of the grant date, the RSUs which have not vested will be forfeited. In the event of a change in control, as defined in the award agreement, the vesting of the RSUs may accelerate under certain circumstances described in the Award Agreement. The RSUs may not be sold, assigned or encumbered prior to vesting, without the consent of the company. Mr. Martin will not receive dividends or have voting rights with respect to the RSUs.

        In addition, on September 17, 2007, the company granted Mr. Martin a stock option to purchase 35,000 shares of company common stock at a price of $31.39 per share (the closing price of the company's common stock on September 17, 2007). This grant is subject to the terms of a Nonstatutory Stock Option Award Agreement dated September 17, 2007 between the company and Mr. Martin. On each of the first three anniversaries of the award date, the option shall become exercisable with respect to 33 1/3% of the shares of stock subject to the stock option agreement. The award is also subject to the terms of the OMIPP. If Mr. Martin terminates employment for any reason prior to the third anniversary of the award date, the portion of the stock option which has not vested will be forfeited. The stock option must be exercised on or before the earliest of (a) the tenth anniversary of the award date; (b) one year after Mr. Martin retires (after attaining age 55 and completing 10 years of service with the company), dies, or becomes totally and permanently disabled, provided that Mr. Martin has not, as of the date of the exercise of the stock option, commenced employment with any competitor of the company (as defined in the stock option agreement); and (c) three months after Mr. Martin terminates employment for any other reason. The option will be cancelled immediately if Mr. Martin is terminated for disciplinary reasons as defined in the stock option agreement. In the event of a change in control, as defined in the stock option agreement, the vesting of the option may accelerate under certain circumstances described in the stock option agreement.

        The following table sets forth outstanding options, unvested stock awards and outstanding equity incentive plan awards for each of our named executive officers at December 29, 2007.

Outstanding Equity Awards

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
FOR FISCAL YEAR ENDED DECEMBER 29, 2007

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (1) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3) (h)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3) (j)

Sam K. Duncan	46,666 72,000	23,334 108,000	— —	$ $	32.66 32.66	4/18/2015 4/18/2015	11,667 9,000	$ $	239,640 184,860	166,830 —	$3,426,688 —
Don Civgin	33,466	16,734	—		$30.70	10/4/2015	12,667		$260,180	45,770	$940,116
Phillip P. DePaul	—	—	—		—	—	—		—	15,510	$318,575
Sam Martin	—	35,000	—		$31.39	9/17/2017	11,150		$229,021	36,540	$750,532
Michael D. Rowsey	—	—	—		—	—	—		—	18,667	$383,420
Ryan T. Vero	—	—	—		—	—	—		—	47,200	$969,488

(1)
Includes options granted to Mr. Duncan on April 18, 2005 pursuant to his employment agreement as described beginning on page 44, to Mr. Civgin on October 4, 2005 pursuant to his offer letter described beginning on page 45 and to Mr. Martin on September 17, 2007 pursuant to his offer letter described beginning on page 45. Mr. Duncan's remaining unvested option to purchase 23,334 shares of stock will become exercisable on April 18, 2008 and his remaining unvested option to purchase 108,000 shares of stock will become exercisable with respect to 36,000 shares per year over the next three years. Mr. Civgin's remaining unvested option to purchase 16,734 shares of stock will become exercisable on October 4, 2008. Mr. Martin's unvested option to purchase 35,000 shares of stock will become exercisable with respect to 11,667 shares on each of September 17, 2008 and September 17, 2009 and with respect to 11,666 shares on September 17, 2010.

(2)
Includes restricted stock units granted to Mr. Duncan on April 18, 2005 pursuant to his employment agreement as described beginning on page 44, to Mr. Civgin on October 4, 2005 pursuant to his offer letter described beginning on page 45 and to Mr. Martin on September 17, 2007 pursuant to his offer letter described beginning on page 45. Mr. Duncan's remaining unvested award of 11,667 restricted stock units will vest on April 18, 2008. Mr. Duncan's remaining unvested award of 9,000 restricted stock units will vest with respect to 3,000 units per year over the next three years on April 18th of each year. Mr. Civgin's remaining unvested award of 12,667 restricted stock units will vest on October 4, 2008. Mr. Martin's unvested award of 11,150 restricted stock units will vest with respect to 3,717 shares on each of September 17, 2008 and September 17, 2009 and with respect to 3,716 shares on September 17, 2010.

(3)
Based on the closing price of our common stock on the New York Stock Exchange at December 28, 2007 of $20.54 per share.

(4)
Includes performance-based restricted stock units awarded on February 14, 2007 and February 9, 2006 for Messrs. Duncan, Civgin, DePaul, Rowsey and Vero and on September 17, 2007 for Mr. Martin in accordance with the OMIPP. One half of the 2007 awards will vest on February 13, 2009 and the remaining amount will vest on February 13, 2010, in each case only if certain performance measures are met for each of the fiscal years 2007 and 2008 as discussed in "Compensation Discussion and Analysis—Long-Term Incentive Compensation (Equity Awards)" beginning on page 40. One half of the 2006 awards will vest on February 8, 2008 and the remaining amount will vest on February 8, 2009, in each case only if certain performance measures are met for each of the fiscal years 2006 and 2007 as discussed in "Compensation Discussion and Analysis—Long-Term Incentive Compensation (Equity Awards)". The named executive officers are not entitled to any voting rights with respect to the restricted stock units and are not entitled to receive dividends on the restricted stock units. The 2007 awards are also listed in column (g) of the "Grants of Plan-Based Awards" table on page 54 and the compensation expense recognized in 2007 for these awards, as well as awards granted in previous years, is disclosed in columns (e) and (f) of the "Summary Compensation Table" on page 51.

  Mr. Duncan's Outstanding Awards

        Pursuant to his employment agreement, on April 18, 2005, Mr. Duncan was granted a ten-year nonqualified option (the "Initial Option") to purchase 70,000 shares of the company's common stock. The Initial Option has an exercise price equal to $32.66 per share. The Initial Option has vested with respect to 46,666 shares of stock. On the next anniversary of the grant date, the Initial Option will vest with respect to the remaining 23,334 shares. In the event that Mr. Duncan is involuntarily terminated not for Cause (as defined in the employment agreement) or terminates employment as a result of death or Disability or voluntarily for Good Reason (each as defined in the employment agreement) prior to April 18, 2008 (each, a "Proration Event"), then a pro rata amount of unvested shares of common stock subject to the Initial Option will become exercisable as described in the Initial Option Agreement. Upon Mr. Duncan's termination for any other reason prior to April 18, 2008, he will forfeit all of his unvested options. Mr. Duncan must exercise the Initial Option on or before the earliest of:

  •
  April 18, 2015;

  •
  one year after termination of employment as a result of retirement, death, or Disability, provided that Mr. Duncan has not, as of the date of the exercise of the Initial Option, commenced employment with any competitor (as defined in the Initial Option Agreement);

  •
  one year after termination of employment as a result of any of the Proration Events, provided that Mr. Duncan has not, as of the date of the exercise of the Initial Option, commenced employment with any competitor (as defined in the Initial Option Agreement); or

  •
  one year after termination of Mr. Duncan's employment for any other reason. The Initial Option shall be cancelled immediately if Mr. Duncan is terminated for disciplinary reasons, as defined in the company's executive officer severance pay policy.

        The Initial Option will become fully vested and exercisable immediately upon a change in control prior to April 18, 2008 if the Initial Option is not continued or replaced following such change in control or if Mr. Duncan is terminated in a qualifying termination, as defined in the pertinent agreement. The Initial Option is governed by the provisions of the OMIPP and the Initial Option Agreement.

        Pursuant to his employment agreement, on April 18, 2005, Mr. Duncan was also granted an additional 10-year nonqualified option (the "Other Option") to purchase 180,000 shares of the company's common stock. The Other Option has a per share exercise price equal to $32.66 per share. The Other Option has vested with respect to 72,000 shares of stock. On each of the next three anniversaries of the grant date, the Other Option will vest with respect to 36,000 shares. In the event that Mr. Duncan is involuntarily terminated not for Cause (as defined in the employment agreement) or terminates employment as a result of death or Disability or voluntarily for Good Reason (as defined in the employment agreement) prior to April 18, 2010, then a pro rata amount of unvested shares of common stock subject to the Other Option will become exercisable as described in the Other Option Agreement. Upon Mr. Duncan's termination for any other reason prior to April 18, 2010, all his unvested options will be forfeited. In all other respects, the terms of the Other Option are the same as the terms of the Initial Option described above. The Other Option is governed by the provisions of the OMIPP and the Other Option Agreement.

        Pursuant to his employment agreement, on April 18, 2005, Mr. Duncan was granted 35,000 restricted stock units ("Initial Restricted Stock Units"), of which 23,333 have vested. On the next anniversary of the grant date, 11,667 Initial Restricted Stock Units will vest. Vested Initial Restricted Stock Units will be paid in shares of OfficeMax common stock. In the event that Mr. Duncan is involuntarily terminated not for Cause (as defined in the employment agreement) or terminates employment as a result of death or Disability or voluntarily for Good Reason (as defined in the employment agreement) prior to April 18, 2008, then a pro rata amount of unvested Initial Restricted Stock Units shall vest as described in the Award Agreement. Upon Mr. Duncan's termination for any other reason prior to April 18, 2008, all of his unvested Initial Restricted Stock Units will be forfeited. The Initial Restricted Stock Units will become fully vested immediately upon a change in control (as defined in the OMIPP) prior to April 18, 2008 if the award is not continued or replaced following the change in control or if Mr. Duncan is terminated in a qualifying termination, as defined in the pertinent agreement. The Initial Restricted Stock Units may not be sold, assigned, pledged or otherwise encumbered prior to vesting. Mr. Duncan will not receive dividends or be entitled to vote with respect to the Initial Restricted Stock Units. The Initial Restricted Stock Units are subject to the provisions of the OMIPP and the Restricted Stock Unit Award Agreement.

        Pursuant to his employment agreement, on April 18, 2005, Mr. Duncan was granted an additional aggregate of 15,000 restricted stock units under the OMIPP (the "Other Restricted Stock Units"), of which 6,000 have vested. On each of the next three anniversaries of the grant date, 3,000 Other Restricted Stock Units will vest. In the event that Mr. Duncan is involuntarily terminated not for Cause (as defined in the employment agreement) or terminates employment as a result of death or Disability or voluntarily for Good Reason (as defined in the employment agreement) prior to April 18, 2010, then a pro rata amount of unvested Other Restricted Stock Units would vest as described in the Award Agreement. Upon Mr. Duncan's termination for any other reason prior to April 18, 2010, all of his unvested Other Restricted Stock Units will be forfeited. In all other respects, the terms of the Other Restricted Stock Units are the same as the terms of the Initial Restricted Stock Units described above. The Other Restricted Stock Units are subject to the provisions of the OMIPP and the Restricted Stock Unit Award Agreement.

        For additional information, see the Estimated Current Value of Change in Control Benefits Table on page 66.

  Mr. Civgin's Outstanding Awards

        On October 4, 2005, we entered into a Restricted Stock Unit Award Agreement (the "RSU Award Agreement") with Mr. Civgin in order to grant restricted stock units (the "Award") pursuant to the OMIPP. The Award consists of 38,000 restricted stock units, of which 25,333 of the restricted stock units have vested. The remaining 12,667 restricted stock units will vest and be paid on October 4, 2008, subject to possible deferral in the circumstances described in the RSU Award Agreement. In the event of a change in control, as defined in the RSU Award Agreement, the restricted stock units will become fully vested immediately upon a change in control (as defined in the OMIPP) if the award is not continued or replaced following the change in control or if Mr. Civgin is terminated in a qualifying termination, as defined in the pertinent agreement. If Mr. Civgin terminates employment for any other reason prior to October 4, 2008, his restricted stock units that have not vested will be forfeited. For additional information, see the Estimated Current Value of Change in Control Benefits Table on page 66.

        On October 4, 2005, we entered into a Nonstatutory Stock Option Award Agreement (the "Stock Option Agreement") with Mr. Civgin in order to grant a stock option pursuant to the OMIPP. The Stock Option Agreement provides Mr. Civgin the right to purchase 50,200 shares of company common stock at a price of $30.70 per share. The option has vested with respect to 33,466 of the shares. On October 4, 2008, the option shall become exercisable with respect to the remaining 16,734 shares.

        If Mr. Civgin terminates employment for any reason prior to October 4, 2008, he will forfeit the portion of the stock option which has not vested. The stock option must be exercised on or before the earliest of:

  •
  October 4, 2015;

  •
  five years after Mr. Civgin retires (after attaining age 55 and completing 10 years of service with the company), dies, or becomes totally and permanently disabled, provided that Mr. Civgin has not, as of the date of the exercise of the stock option, commenced employment with any competitor of the company (as defined in the Stock Option Agreement); and

  •
  three months after Mr. Civgin terminates employment for any other reason.

        The option will be cancelled immediately if Mr. Civgin is terminated for disciplinary reasons as defined in the Stock Option Agreement.

  Mr. Martin's Outstanding Awards

        On September 17, 2007, Mr. Martin received an award of 11,150 restricted stock units. 3,717 of the restricted stock units will vest and be paid on each of September 17, 2008 and September 17, 2009 and 3,716 of the restricted stock units will vest and be paid on September 17, 2010, subject to possible deferral in the circumstances described in the RSU Award Agreement. The award is also subject to the terms of the OMIPP. If Mr. Martin terminates employment for any reason prior to the third anniversary of the grant date, the RSUs which have not vested will be forfeited. In the event of a change in control, as defined in the Award Agreement, the vesting of the RSUs may accelerate under certain circumstances described in the Award Agreement. The RSUs may not be sold, assigned or encumbered prior to vesting, without the consent of the company. Mr. Martin will not receive dividends or have voting rights with respect to the RSUs.

        On September 17, 2007, Mr. Martin received a stock option to purchase 35,000 shares of company common stock at a price of $31.39 per share (the closing price of the company's common stock on September 17, 2007). This grant is subject to the terms of a Nonstatutory Stock Option Award Agreement (the "Stock Option Agreement") dated September 17, 2007 between the company and Mr. Martin. On each of September 17, 2008 and September 17, 2009, the option will become exercisable with respect to 11,667 of the shares and on September 17, 2010, the option will become exercisable with respect to 11,666 of the shares subject to the Stock Option Agreement. The award is also subject to the terms of the OMIPP. If Mr. Martin terminates employment for any reason prior to the third anniversary of the award date, the portion of the stock option which has not vested will be forfeited. The stock option must be exercised on or before the earliest of:

  •
  the tenth anniversary of the award date;

  •
  one year after Mr. Martin retires (after attaining age 55 and completing 10 years of service with the company), dies, or becomes totally and permanently disabled, provided that Mr. Martin has not, as of the date of the exercise of the stock option, commenced employment with any competitor of the company (as defined in the Stock Option Agreement); and

  •
  three months after Mr. Martin terminates employment for any other reason.

        The option will be cancelled immediately if Mr. Martin is terminated for disciplinary reasons as defined in the Stock Option Agreement. In the event of a change in control, as defined in the Stock Option Agreement, the vesting of the option may accelerate under certain circumstances described in the Stock Option Agreement.

Option Exercises and Vested Stock

        The following table describes the number of shares of stock acquired and the dollar amounts realized by named executive officers during the most recent fiscal year on the exercise of stock options and on the vesting of restricted stock units:

OPTION EXERCISES AND STOCK VESTED
FOR FISCAL YEAR ENDED DECEMBER 29, 2007

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (1) (e)

Sam K. Duncan	14,667	$782,191
Don Civgin	12,666	$422,411
Phillip P. DePaul	7,410	$364,720
Sam Martin	—	—
Michael D. Rowsey	24,930	$1,227,055
Ryan T. Vero	17,950	$883,499

(1)
We have estimated the value realized by multiplying the number of shares of stock received by the closing price per share on the vesting date for Mr. Duncan ($53.33 on 4/18/07), for Mr. Civgin ($33.35 on 10/4/07) and for Messrs. DePaul, Rowsey and Vero ($49.22 on 3/16/07). To preserve our tax deduction under Section 162(m) of the Internal Revenue Code, described above in the "Compensation Discussion and Analysis—Tax Impact and Financial Implications" on page 50, Mr. Duncan was required to defer receipt of some of the shares of stock that vested. Under the terms of his award agreement, Mr. Duncan will not receive the deferred shares of stock until six months and one day after his termination of employment with the company. Dividends accrue on the deferred shares and will be paid out in cash at the time of release of the shares.

 Other Compensation and Benefit Plans

        OfficeMax has established retirement and savings programs, health and welfare programs, and other executive benefit programs as part of providing a competitive compensation program. These programs are summarized below. The 2005 Deferred Compensation Plan, OfficeMax Pension Plan for Salaried Employees, and Supplemental Early Retirement Plan are not available to officers of OfficeMax Incorporated hired after December 2003. These are plans that existed prior to (or were created as a result of programs that existed prior to) Boise Cascade Corporation's acquisition of OfficeMax, Inc., in December 2003. The Executive Savings Deferral Plan is available to all elected officers of OfficeMax Incorporated.

Deferred Compensation

NONQUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($)(2) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Sam K. Duncan	—	—	—	—	—
Don Civgin (3)	$3,731	$1,865	$296	—	$5,893
Phillip P. DePaul (3)	$13,500	$5,625	($10,156)	—	$74,770
Sam Martin	—	—	—	—	—
Michael D. Rowsey (4)	$184,408	$5,625	$66,874	—	$1,020,584
Ryan T. Vero	—	—	$7,663	—	$131,671

(1)
The executive contributions are included in the base salaries shown in the "Summary Compensation Table" on page 51 for the named executive officers who participated in the plan in 2007.

(2)
For Messrs. Civgin, DePaul and Rowsey, the amounts reported in this column are also reported as compensation to the named executive officer in column (i) of the "Summary Compensation Table" on page 51.

(3)
Messrs. Civgin and DePaul participated in the Executive Savings Deferral Plan only.

(4)
Mr. Rowsey participated in the 2005 Deferred Compensation Plan only.

  Executive Savings Deferral Plan

        On December 9, 2004, the Executive Compensation Committee of our board of directors adopted the Executive Savings Deferral Plan. Our executive officers are eligible to participate in the plan. Participants may defer a percentage of their salary and short-term incentive award. The deferral election must be made prior to the commencement of the deferral period and pursuant to Section 409A of the Internal Revenue Code. The percentage may not exceed 50% of the participant's salary and 90% of the participant's short-term incentive award, subject to the limitations described in the plan. We will make a matching credit to the participant's account in an amount equal to 50% of the compensation deferred by the participant (up to 6% of the participant's compensation, and subject to other limitations). A participant will not be vested in his or her matching contributions until such participant has completed three years of service with us. Each participant must allocate amounts credited to his or her account among various investment funds, which include a company stock fund. Amounts deferred will be distributed, as more specifically described in the plan, at the time elected by the participant. The plan provides for payment in cash in a lump sum or in monthly installments, subject to minimum plan balance limits, as elected by the participant. Our competitors have similar plans in place. All of our named executive officers are eligible to participate in the plan and Messrs. Civgin and DePaul elected to participate in 2007.

  2005 Deferred Compensation Plan

        On December 9, 2004, the Executive Compensation Committee of our board of directors adopted the 2005 Deferred Compensation Plan. Participation in this plan is limited to senior managers and highly compensated employees who were former participants in our legacy deferred compensation plans. Participants may defer a percentage of their salary and bonus. The percentage must be a minimum of 6% of the participant's compensation, and cannot exceed the percentage such participant was deferring under our 2001 Key Executive Deferred Compensation Plan as of December 31, 2004. We will make a matching credit to the participant's account in an amount equal to 50% of the compensation deferred by the participant (up to 6% of the participant's compensation, and subject to other limitations). Amounts deferred under this plan were credited with interest at a rate equal to 110% of Moody's Composite Average of Yields on Corporate Bonds in 2007. Amounts deferred will be distributed, as more specifically described in the plan, at the time elected by the participant. No additional deferrals will be permitted under this plan after December 31, 2007. The plan provides for payment in cash in a lump sum or in monthly installments, as elected by the participant. Of our named executive officers, only Mr. Rowsey was eligible and elected to participate in the plan in 2007.

  Deferred Compensation and Benefits Trust

        We have established a deferred compensation and benefits trust that is intended to ensure that any successor company honors deferred compensation obligations following a change in control. The trust will not increase the benefits to which any individual participant is entitled under the covered plans and agreements, which include the two deferred compensation plans described above. If a potential change in control or an actual change in control of the company (as defined in the plans and the agreements) occurs, the trust will be funded at the discretion of our Executive Compensation Committee. If the trust is, in fact, funded, it will pay benefits to participants and beneficiaries under our nonqualified and unfunded deferred compensation plans and the executive officer agreements in accordance with the plans and agreements. The trustee will receive fees and expenses either from us or from the trust assets. If we become bankrupt or insolvent, the trust assets will be accessible to the claims of the company's creditors.

Pension Benefits

        The following table reflects the pension benefits of our named executive officers:

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years of Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (4) (d)

Sam K. Duncan (1) (2)	Supplemental pension benefit in Mr. Duncan's employment agreement	3	$1,089,575
Don Civgin (1)	—	—	—
Phillip P. DePaul (1)	—	—	—
Sam Martin (1)	—	—	—
Michael D. Rowsey (3)	OfficeMax Pension Plan for Salaried Employees	18.085	$179,270
Ryan T. Vero (1)	—	—	—

(1)
Messrs. Duncan, Civgin, DePaul, Martin and Vero are not eligible to participate in the OfficeMax Pension Plan for Salaried Employees.

(2)
Mr. Duncan is eligible to receive a supplemental pension benefit pursuant to the terms of his employment agreement as described on page 63.

(3)
Pension benefits for Mr. Rowsey under the OfficeMax Pension Plan for Salaried Employees were frozen as of December 31, 2003.

(4)
For Mr. Duncan, these figures assume he would retire at age 58. This value represents three years of accrued benefits. For Mr. Rowsey, these figures assume that he would retire at age 65. The decrease in Mr. Rowsey's pension value resulted from his departure from the company prior to full eligibility for the OfficeMax Pension Plan for Salaried Employees which caused a forfeiture of his benefit from this plan.

  OfficeMax Pension Plan for Salaried Employees

        Mr. Rowsey is the only named executive officer eligible to participate in this plan. The OfficeMax Pension Plan for Salaried Employees entitles each vested employee, including executive officers, to receive a pension benefit at normal retirement equal to:

  •
  1.25% of the average of the highest five consecutive years of compensation (as defined in the plan) out of the last 10 years of employment, multiplied by the participant's years of service through December 31, 2003, plus

  •
  a special transition benefit for Boise Office Solutions employees eligible for the Pension Plan for Salaried Employees and employed by OfficeMax on January 1, 2004.

        Benefits under the plan were frozen as of December 31, 2003 for all eligible participants, with one additional year of service granted to those participants on January 1, 2004, based on a 1% (rather than a 1.25%) formula. Effective November 1, 2003, new employees, rehired employees, and hourly employees who transferred to a full-time position were not eligible to participate in the plan. Under the plan, "compensation" is the employee's base salary plus any amounts earned under the company's variable incentive compensation programs (only "Salary" and "Non-Equity Incentive Plan Compensation" from the "Summary Compensation Table" on page 51). As of December 29, 2007, the average of the highest five consecutive years of compensation for 1997 through 2007 is approximately $236,000 and the years of service for Mr. Rowsey is 18.085. This includes 13.085 years earned from 1979 to 1992, when Mr. Rowsey terminated employment with the company, and five years earned from 2000 to 2004 after Mr. Rowsey rejoined the company.

        Benefits are computed on a straight-life annuity basis and are not offset by social security or other retirement-type benefits. An eligible employee is 100% vested in his or her pension benefit after five years of service, not including breaks in service.

  Mr. Duncan's Supplemental Pension Benefit

        Pursuant to the terms of Mr. Duncan's employment agreement, on April 18, 2010, Mr. Duncan (if employed by us on that date) will vest in a supplemental pension benefit (the "Supplemental Pension Benefit") in an annual amount equal to the product of (A) two percent (2%) of the sum of (1) the average amount of annual base salary earned by Mr. Duncan with respect to the five most recently completed years of Mr. Duncan's employment with us plus (2) the average amount of the annual cash bonuses earned by Mr. Duncan for the company's five completed fiscal years immediately preceding the termination of Mr. Duncan's employment and (B) the number of completed full years of Mr. Duncan's employment with us (provided that Mr. Duncan will be deemed to have completed a full calendar year of employment with us for 2005). The amount of Mr. Duncan's Supplemental Pension Benefit will be offset by any amounts payable to Mr. Duncan under any of our qualified or nonqualified pension plans and by the amount of Mr. Duncan's benefit from Social Security.

Indemnification

        To the extent that Delaware law permits, we will indemnify our directors and officers against liabilities they incur in connection with actual or threatened proceedings to which they are or may become parties and that arise from their status as directors and officers. We have entered into indemnification agreements with each of our directors, and we insure, within stated limits, directors and officers against such liabilities.

Change in Control Agreements

        Except with respect to Mr. Duncan, all of our employees, including our executive officers, are employed at the will of the company. Some of our executive officers, and all of our named executive officers, however, have change in control agreements that formalize their severance benefits if the executive officer is terminated under the circumstances discussed below after a change in control of the company (as defined in the agreement). The agreements provide severance benefits and protect other benefits that the officers have already earned or reasonably expect to receive under our employee benefit plans. See "Compensation Discussion and Analysis—Change in Control Agreements" on page 48 for additional information regarding the change in control agreements.

        Under the change in control agreement, an officer will receive the benefits provided under the agreement if, after the change in control, the officer's employment is terminated unless such termination is by the company for cause or disability (as defined in the agreement) or by the officer for other than good reason.

        Under the agreements, a "change in control" would include any of the following events:

  •
  any "person", as defined in the Securities Exchange Act of 1934, as amended, acquiring 25% or more of our voting securities, unless that person acquires all such securities directly from the company;

  •
  during a two-year period, a majority of our directors being replaced under certain circumstances;

  •
  a merger or consolidation of the company with any other corporation (other than a merger or consolidation where a majority of the company's directors continue as directors of the combined entity and the outstanding voting securities of the company immediately prior to such an event continue to represent more than 50% of the combined voting power after such event or a merger or consolidation implementing a recapitalization approved by the board where no person acquires 25% or more of the company's voting securities); and

  •
  approval by our stockholders to liquidate or dissolve the company or to sell all or substantially all of the company's assets in certain circumstances.

        These agreements help ensure that we will have the benefit of these officers' services without distraction in the face of a potential change in control. The board of directors believes that the agreements are in the best interests of our stockholders and the company. See "Compensation Discussion and Analysis—Change in Control Agreements" on page 48.

        The principal benefits under the agreements include:

  •
  the officer's salary through the termination date;

  •
  severance pay equal to a multiple of the officer's annual base salary and target incentive pay (one time for vice presidents, other than executive vice presidents and the controller, two times for presidents, executive vice presidents and the controller and three times for the chief executive officer). For terminations occurring prior to March 1, 2008, target incentive pay will be 80% of the officer's target annual incentive. For terminations occurring on or after March 1, 2008, target incentive pay will be the average annual incentive earned during the three years preceding termination. This severance payment will be in lieu of any severance pay to which the officer would be entitled under the severance pay policy for executive officers; and

  •
  pay for accrued but unused time off.

        The agreements provide four additional benefits. First, we will maintain for up to one year (two years for the chief executive officer) all employee benefit plans and programs in which the officer was entitled to participate immediately prior to termination at substantially the same cost to the officer, or we will substitute similar arrangements at substantially the same cost to the officer, or we will pay the officer a sum equal to 150% of twelve times (or twenty-four times for the chief executive officer) the monthly group premium, less the employee contribution amount, for such plans and programs. Second, if the officer is eligible to participate in our Executive Life Insurance Program, we will pay premiums for the plan for one year (two years for the chief executive officer) following termination. Third, if there is a dispute regarding the agreement, we will pay reasonable legal fees and expenses that the officer incurs to enforce his or her rights or benefits under the agreement. Fourth, we will increase the officer's total payments under the agreement to cover any excise taxes imposed by the Internal Revenue Service as a result of such payments, provided that if the value of the payments subject to excise taxes is not more than 110% of the value of payments that could be provided without triggering excise taxes, then the value of payments to the officer will be reduced to the amount that can be provided without triggering excise taxes.

        Each agreement is effective for two years. On January 1 of each year, the agreement will automatically extend so as to terminate on the 2nd anniversary of such date, unless we notify the officers by September 30 of the preceding year that we do not wish to extend the agreements.

        For one year after termination of employment, each change in control agreement prohibits the recipient from directly or indirectly soliciting or inducing any managerial level employee of the company to leave employment in order to accept employment with any other entity. Following termination of employment, each change in control agreement requires its recipient to refrain from making any public statements that disparage the company, its employees, products or services. For a period of 12 months after termination of employment with the company, each change in control agreement states that its recipient will not, directly as an employee or indirectly as a consultant or contractor, be employed in the same or similar capacity as he was employed by the company immediately prior to his termination of employment, by a seller or distributor of office supplies, office furniture, computer consumables or related office products or services in North America. If a recipient of severance and other payments pursuant to the company's change in control agreements were to breach these negative covenants, the agreements provide the company with the right to seek equitable relief in a court of competent jurisdiction in connection with the enforcement of the covenants. Payment is not wholly or partially conditioned on adherence to the covenants. However, payment of the benefits provided in the change in control agreements is conditioned upon the recipient's execution and delivery to the company of a customary general release of claims.

 Estimated Current Value of Change in Control Benefits

        The table below reflects the estimated amount of payments and other benefits (not including legal fees, if any) each named executive officer would receive under the change in control agreements, assuming that a change in control occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. The figures below assume that the officer was terminated and that options and restricted stock units were not continued or replaced. Actual payments made under the agreements at any future date would vary, depending in part upon what the executive has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. We recognize that our severance provisions and change in control provisions can at times overlap. Therefore all agreements or policies providing for such payments require that payments under one type of provision be appropriately adjusted downward if payments are made under a similar provision of another agreement or policy.

Name	Accrued But Unpaid Bonus (1)	Severance Amount (2)	Early Vesting of Stock Options (3)	Early Vesting of Restricted Stock (4)	Other (5)	Estimated Tax Gross Up (6)	Total

Sam K. Duncan	$1,000,000	$5,400,000	—	$3,426,688	$52,828	$3,968,230	$13,929,886
Don Civgin	$135,278	$1,497,600	—	$940,116	$19,242	—	$2,614,992
Phillip P. DePaul	$74,143	$877,800	—	$318,575	$15,711	—	$1,293,760
Sam Martin	$124,000	$1,934,400	—	$750,532	$3,806	—	$2,812,737
Ryan T. Vero	$134,758	$1,440,000	—	$969,488	$17,699	—	$2,637,259

(1)
Includes annual incentive bonus earned in 2007 and paid following termination.

(2)
Assumes severance pay equal to a multiple of the sum of the officer's annual base salary and 80% target incentive pay. The multiple will be three times for the chief executive officer, two times for presidents, the controller and executive vice presidents, and one time for senior vice presidents (other than the controller). Severance is payable in a lump sum amount.

(3)
Although options will become fully vested and exercisable immediately upon a change in control occurring prior to full vesting if they are not continued or replaced following such change in control or if the executive is terminated in a qualifying termination, as defined in the pertinent agreement, the value of the options is zero because the difference between our closing stock price as of December 28, 2007 and the option exercise prices is negative.

(4)
These restricted stock units become fully vested immediately upon a change in control if the awards are not continued or replaced following such change in control or if the executive is terminated in a qualifying termination, as defined in the pertinent agreement. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price as of December 28, 2007.

(5)
Includes the cost of (a) continuation of all life (other than the Executive Life Insurance Program), disability, accident and healthcare insurance plans, programs, or arrangements, and financial counseling services at substantially the same cost to the executive following the date of termination, for a 24 month period for the chief executive officer or a 12 month period for other executives; and (b) continued payment of the company-paid premium under the Executive Life Insurance Program for a 24 month period for the CEO or a 12 month period for other executives following the date of termination. In lieu of these payments, the company has the discretion to pay a lump sum payment equal to 150% of the cost of these benefits.

(6)
Under the change in control agreements described on page 64, we will increase the officer's total payments under the agreement to cover any excise taxes imposed by the Internal Revenue Service as a result of such payments, provided that if the value of the payments subject to excise taxes is not more than 110% of the value of payments that could be provided without triggering excise taxes, then the value of payments to the officer will be reduced to the amount that can be provided without triggering excise taxes.

 Estimated Termination Benefits

Mr. Duncan

        On April 14, 2005, we entered into an employment agreement with Mr. Duncan to serve as our chief executive officer. The employment agreement provides that Mr. Duncan's employment commenced on April 18, 2005 (the "Effective Date") and will end on April 17, 2008 (the "Term"). On the last date of the Term, and on each anniversary thereof, the Term shall be automatically extended for an additional one-year period, unless either party provides the other party at least 90 days prior written notice of non-renewal. No notice of termination has been provided to Mr. Duncan and his agreement will automatically renew. During the Term, Mr. Duncan will be based at the company's headquarters.

        During the Term, Mr. Duncan will receive an annual base salary, payable in accordance with the company's regular payroll practices for senior executives, subject to periodic review by the Executive Compensation Committee of the company's board of directors for possible increase. On February 10, 2006, the board of directors approved an increase in Mr. Duncan's salary to $900,000, effective April 2, 2006. On February 14, 2007, the board of directors approved an increase in Mr. Duncan's salary to $1,000,000, effective April 1, 2007. Mr. Duncan's salary was increased to $1,030,000 effective March 30, 2008.

        During the Term, Mr. Duncan will participate in the company's annual cash incentive compensation plans. Awards under these plans are described in "Compensation Discussion and Analysis—Annual Incentive Compensation (Bonus)" on page 36.

        For the company's 2007 fiscal year, Mr. Duncan received long-term compensation awards. See "Compensation Discussion and Analysis—Long-Term Incentive Compensation (Equity Awards)", page 42.

        If, during the Term, the company terminates Mr. Duncan's employment for any reason other than Cause (as defined in the employment agreement), death or Disability, or Mr. Duncan terminates his employment for Good Reason, subject to the terms of the employment agreement, we will pay to Mr. Duncan, not later than 30 days following the date of termination:

  •
  a lump sum in cash equal to two times the sum of Mr. Duncan's annual base salary immediately prior to the date of termination, plus the greater of (A) Mr. Duncan's annual target bonus for the fiscal year in which the date of termination occurs or (B) the annual target bonus described in the employment agreement; and

  •
  any portion of Mr. Duncan's annual base salary and previously earned but unpaid bonus through the date of termination that has not yet been paid.

        In addition, the company shall pay or provide to Mr. Duncan all compensation and benefits payable to Mr. Duncan under the terms of the company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the date of termination.

        If Mr. Duncan's employment is terminated by reason of Mr. Duncan's death or Disability during the Term, the company shall pay to Mr. Duncan, his designated beneficiary or his estate, within 30 days following the date of termination, a lump sum in cash equal to the sum of any portion of Mr. Duncan's annual base salary earned but unpaid through the date of termination and previously earned but unpaid bonus through the date of termination. In addition, the company shall pay or provide to Mr. Duncan all compensation and benefits payable to Mr. Duncan under the terms of the company's compensation and benefits plans, programs or arrangements as in effect immediately prior to the date of termination.

        If Mr. Duncan's employment is terminated by the company for Cause or Mr. Duncan voluntarily terminates employment other than for Good Reason (as defined in the employment agreement) during the Term, Mr. Duncan shall be entitled to a lump sum in cash within 30 days after the date of termination equal to any portion of Mr. Duncan's annual base salary and bonus earned but unpaid through the date of termination. In addition, the company shall pay or provide to Mr. Duncan all compensation and benefits payable to Mr. Duncan under the terms of the company's compensation and benefits plans, programs or arrangements as in effect immediately prior to the date of termination.

        Mr. Duncan and the company entered into a change in control agreement substantially similar to those available to other senior executives and the payments and benefits he would be entitled to under that agreement are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. Duncan's employment is terminated under circumstances entitling him to severance benefits under the employment agreement and the Change in Control Agreement, the severance payments due under the employment agreement shall be offset by similar payments and benefits provided under the Change in Control Agreement.

        During the Term, Mr. Duncan will be entitled to participate in the company's retirement plans, its fringe benefit and perquisite programs and welfare benefit plans and programs on the same terms as other senior officers of the company.

        Mr. Duncan's employment agreement contains customary confidentiality, non-solicitation, nondisparagement and noncompetition provisions. Following termination of employment, Mr. Duncan's agreement requires him to refrain from using or disclosing any confidential information relating to the company. For one year after termination of employment, Mr. Duncan's agreement prohibits him from directly or indirectly soliciting or inducing any managerial level employee of the company to leave employment in order to accept employment with any other entity. Following termination of employment, Mr. Duncan's agreement requires him to refrain from making any public statements that disparage the company, its employees, products or services. For a period of 12 months after termination of employment with the company Mr. Duncan's agreement states that he will not, directly as an employee or indirectly as a consultant or contractor, be employed in the same or similar capacity as he was employed by the company immediately prior to his termination of employment, by another business entity or person deriving more than 10% of its gross revenues in North America from the sale or distribution of office supplies, office furniture, computer consumables or related office products or services.

  Estimated Current Value of Potential Payments to Mr. Duncan Upon Termination

        Pursuant to Mr. Duncan's employment agreement and other arrangements described above, we would be required to provide compensation to him in the event of termination of his employment under certain circumstances. The table below reflects the estimated amount of payments and other benefits Mr. Duncan would receive upon his termination in each situation assuming that such event occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. Actual payments made under the agreement at any future date would vary, depending in part upon what Mr. Duncan has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. The table below does not include any payments or benefits to which Mr. Duncan would be entitled upon a change in control of the company. Such amounts are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. Duncan's employment is terminated under circumstances entitling him to severance benefits under the employment agreement and the Change in Control Agreement, the severance payments due under the employment agreement shall be offset by similar payments and benefits provided under the Change in Control Agreement.

Benefits and Payments Upon Termination	Involuntary not for Cause termination, or termination for Good Reason		Death or Disability	For Cause or Voluntary termination other than for Good Reason

Accrued But Unpaid Bonus	$1,000,000	(1)	$473,000	$473,000
Severance Amount	$3,000,000	(2)	—	—
Early Vesting of Stock Options	$—		—	—
Early Vesting of Restricted Stock	$2,451,805	(3)	$2,451,805	—
Total	$6,451,805		$2,924,805	$473,000

(1)
Annual target bonus for the year in which the termination occurs.

(2)
This amount would be paid in a lump sum in cash equal to two times the sum of Mr. Duncan's annual base salary prior to the date of termination plus the greater of (A) Mr. Duncan's annual target bonus for the fiscal year in which the date of termination occurs or (B) the annual target bonus described in the employment agreement.

(3)
16,637 restricted stock units subject to Mr. Duncan's award of Initial Restricted Stock and Other Restricted Stock and 102,730 units of restricted stock arising from Mr. Duncan's 2006 and 2007 Long-Term Incentive award, for a total of 119,367 units, which constitute a pro rata amount of his unvested restricted stock units, would vest. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price as of December 28, 2007.

Mr. Civgin

        On September 19, 2005, we entered into an offer letter with Don Civgin, effective October 3, 2005, to serve as our executive vice president, finance and to assume the title of chief financial officer.

        On October 3, 2005, we entered into a change in control agreement (the "Change in Control Agreement") with Mr. Civgin that is substantially similar to change in control agreements available to the company's other senior executives and the payments and benefits he would be entitled to under that agreement are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65.

        On October 3, 2005, we entered into a nondisclosure and noncompetition agreement (the "Agreement") with Mr. Civgin. This Agreement requires Mr. Civgin to refrain from divulging confidential information of the company during the course of his employment, except as is necessary to discharge his duties, and after termination of employment. Mr. Civgin may not be employed by a seller or distributor of office supplies, office furniture, computer consumables or related office products or services in North America in the same or similar capacity as he was employed by OfficeMax during the term of his employment and for a period of 12 months thereafter. During employment and for two years after termination, Mr. Civgin agrees not to solicit current or certain former customers, current or certain former employees or suppliers of the company. The Agreement also contains a standard non-disparagement clause.

        Mr. Civgin will be eligible to receive twelve months of severance under the company's severance policy applicable to executive officers, if he is terminated involuntarily, and not for disciplinary reasons. Mr. Civgin is entitled to participate in the company's benefit plans and programs on the same terms as other senior officers of the company.

  Estimated Current Value of Potential Payments to Mr. Civgin Upon Termination

        Pursuant to Mr. Civgin's offer letter and other arrangements described above, the company would be required to provide compensation to him in the event of termination of his employment under certain circumstances. The table below reflects the estimated amount of payments and other benefits Mr. Civgin would receive upon his termination in each situation assuming that such event occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. Actual payments made at any future date would vary, depending in part upon what Mr. Civgin has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. The table below does not include any payments or benefits to which Mr. Civgin would be entitled upon a change in control of the company. Such amounts are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. Civgin's employment is terminated under circumstances entitling him to severance benefits under his offer letter and the change in control agreement, the severance payments due under the employment agreement shall be offset by similar payments and benefits provided under the change in control agreement.

Benefits and Payments Upon Termination	Involuntary not for Cause termination, or termination for Good Reason	Death or Disability	For Cause or Voluntary termination other than for Good Reason

Accrued But Unpaid Bonus (1)	$135,278	$135,278	—
Severance Amount (2)	$520,000	—	—
Early Vesting of Restricted Stock (3)	$581,364	$581,364	—
Total	$1,236,642	$716,642	—

(1)
Annual incentive bonus for the fiscal year in which the date of termination occurs.

(2)
Twelve months of severance under the company's severance policy applicable to executive officers.

(3)
28,304 restricted stock units, which constitutes a pro rata amount of his unvested restricted stock units, would vest. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price as of December 28, 2007.

Mr. DePaul

        On December 10, 2003, and in connection with the acquisition by Boise Cascade Corporation of OfficeMax, Inc., we also entered into an employment agreement with Phillip P. DePaul, Senior Vice President and Controller. The agreement terminated in accordance with its terms on December 10, 2006.

        During the term of the agreement, we paid Mr. DePaul a base salary of no less than $275,000 per year. He was also eligible to participate in the annual and long-term incentive programs available to certain employees and in the company's other life, disability and accident insurance plans. The company also paid cash retention incentives to Mr. DePaul in the amount of $39,000, $39,000, and $117,000 at the end of the 12, 24, and 36 month period, respectively, of the three year term, for an aggregate retention incentive of $195,000. The $117,000 retention incentive paid to Mr. DePaul under this agreement in 2006 is included in the "Summary Compensation Table" on page 51.

        The committee approved an amendment to Mr. DePaul's Change in Control (Severance) Agreement as a result of Mr. DePaul's previous election to the position of Chief Accounting Officer. If severance payments were made pursuant to the agreement, Mr. DePaul was previously entitled to a lump sum severance payment equal to the sum of his annual base salary plus his Target Bonus (as defined in the agreement). The amendment increases Mr. DePaul's lump sum severance payment to two times the sum of his annual base salary plus his Target Bonus.

  Estimated Current Value of Potential Payments to Mr. DePaul Upon Termination

        The company would be required to provide compensation to Mr. DePaul in the event of termination of his employment under certain circumstances. The table below reflects the estimated amount of payments and other benefits Mr. DePaul would receive upon his termination in each situation assuming that such event occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. Actual payments made at any future date would vary, depending in part upon what Mr. DePaul has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. The table below does not include any payments or benefits to which Mr. DePaul would be entitled upon a change in control of the company. Such amounts are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. DePaul's employment is terminated under circumstances entitling him to severance benefits under the change in control agreement, the severance payments due under the severance pay policy for Executive Officers shall be offset by similar payments and benefits provided under the change in control agreement.

Benefits and Payments Upon Termination	Involuntary not for Cause termination, or termination for Good Reason	Death or Disability	For Cause or Voluntary termination other than for Good Reason

Accrued But Unpaid Bonus (1)	$74,143	$74,143	—
Severance Amount (2)	$313,500	—	—
Early Vesting of Restricted Stock (3)	$194,966	$194,966	—
Total	$582,609	$269,109	—

(1)
Annual incentive bonus for the fiscal year in which the date of termination occurs.

(2)
Twelve months of severance under the company's severance policy applicable to executive officers.

(3)
9,492 restricted stock units, which constitutes a pro rata amount of his unvested restricted stock units, would vest. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price as of December 28, 2007.

Mr. Martin

        On September 12, 2007, we entered into an offer letter with Sam Martin, effective September 17, 2007, to serve as our chief operating officer.

        On September 17, 2007, we entered into a change in control agreement (the "Change in Control Agreement") with Mr. Martin that is substantially similar to change in control agreements available to the company's other senior executives and the payments and benefits he would be entitled to under that agreement are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65.

        On September 13, 2007, we entered into a nondisclosure and noncompetition agreement (the "Agreement") with Mr. Martin. This Agreement requires Mr. Martin to refrain from divulging confidential information of the company during the course of his employment, except when such disclosure is a necessary part of a merchandise sale negotiation with a customer, and after termination of employment. Mr. Martin may not be employed by or contract with a seller or distributor of office supplies, office furniture, computer consumables or related office products or services in North America in the same or similar capacity as he was employed by OfficeMax for a period of 12 months after termination of employment. During employment and for two years after termination, Mr. Martin agrees not to solicit current or certain former customers, current or certain former employees or current or certain former suppliers of the company. The Agreement also contains a standard non-disparagement clause.

        Mr. Martin will be eligible to receive twelve months of severance under the company's severance policy applicable to executive officers, if he is terminated involuntarily, and not for disciplinary reasons. Mr. Martin is entitled to participate in the company's benefit plans and programs on the same terms as other senior officers of the company.

  Estimated Current Value of Potential Payments to Mr. Martin Upon Termination

        Pursuant to Mr. Martin's offer letter and other arrangements described above, the company would be required to provide compensation to him in the event of termination of his employment under certain circumstances. The table below reflects the estimated amount of payments and other benefits Mr. Martin would receive upon his termination in each situation assuming that such event occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. Actual payments made at any future date would vary, depending in part upon what Mr. Martin has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. The table below does not include any payments or benefits to which Mr. Martin would be entitled upon a change in control of the company. Such amounts are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. Martin's employment is terminated under circumstances entitling him to severance benefits under his offer letter and the change in control agreement, the severance payments due under the employment agreement shall be offset by similar payments and benefits provided under the change in control agreement.

Benefits and Payments Upon Termination	Involuntary not for Cause termination, or termination for Good Reason	Death or Disability	For Cause or Voluntary termination other than for Good Reason

Accrued But Unpaid Bonus (1)	$124,000	$124,000	—
Severance Amount (2)	$620,000	—	—
Early Vesting of Restricted Stock	—	—	—
Total	$744,000	$124,000	—

(1)
Annual incentive bonus for the fiscal year in which the date of termination occurs.

(2)
Twelve months of severance under the company's severance policy applicable to executive officers.

Mr. Rowsey

  Actual Payments to Mr. Rowsey Upon Termination

        The table below shows the compensation paid by the company to Mr. Rowsey upon his departure on May 17, 2007.

Benefits and Payments Upon Termination

Severance Amount (1)	$538,000
Early Vesting of Restricted Stock (2)	$840,202
Total	$1,378,202

(1)
Twelve months of severance under the company's severance policy applicable to executive officers.

(2)
18,667 restricted stock units, which constituted a pro rata amount of his unvested restricted stock units, vested. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price of $45.01 as of May 17, 2007.

Mr. Vero

        On December 10, 2003, and in connection with the acquisition by Boise Cascade Corporation of OfficeMax, Inc., we also entered into an employment agreement with Ryan T. Vero, Executive

Vice President—Merchandising. The agreement terminated in accordance with its terms on December 10, 2006.

        During the term of the agreement, we paid Mr. Vero a base salary of no less than $350,000 per year. He was also eligible to participate in the annual and long-term incentive programs available to certain employees and in the company's other life, disability, and accident insurance plans. The company also paid cash retention incentives to Mr. Vero in the amount of $130,000, $130,000, and $390,000 at the end of the 12, 24, and 36 month period, respectively, of the three year term, for an aggregate retention incentive of $650,000. The $390,000 retention incentive paid to Mr. Vero under this agreement in 2006 is included in the "Summary Compensation Table" on page 51.

  Estimated Current Value of Potential Payments to Mr. Vero Upon Termination

        The company would be required to provide compensation to Mr. Vero in the event of termination of his employment under certain circumstances. The table below reflects the estimated amount of payments and other benefits Mr. Vero would receive upon his termination in each situation assuming that such event occurred on December 28, 2007 and based on our closing stock price as of that date of $20.54. Actual payments made at any future date would vary, depending in part upon what Mr. Vero has accrued under the variable compensation plans and benefit plans and upon the market price of our common stock. The table below does not include any payments or benefits to which Mr. Vero would be entitled upon a change in control of the company. Such amounts are set forth in the "Estimated Current Value of Change in Control Benefits" table on page 65. If Mr. Vero's employment is terminated under circumstances entitling him to severance benefits under the change in control agreement, the severance payments due under the severance pay policy for Executive Officers shall be offset by similar payments and benefits provided under the change in control agreement.

Benefits and Payments Upon Termination	Involuntary not for Cause termination, or termination for Good Reason	Death or Disability	For Cause or Voluntary termination other than for Good Reason

Accrued But Unpaid Bonus (1)	$134,758	$134,758	—
Severance Amount (2)	$518,000	—	—
Early Vesting of Restricted Stock (3)	$599,604	$599,604	—
Total	$1,252,362	$734,362	—

(1)
Annual incentive bonus for the fiscal year in which the date of termination occurs.

(2)
Twelve months of severance under the company's severance policy applicable to executive officers.

(3)
29,192 restricted stock units, which constitutes a pro rata amount of his unvested restricted stock units, would vest. The number shown represents the value determined by multiplying the number of restricted stock units by our closing stock price as of December 28, 2007.

 Stock Ownership

Directors and Executive Officers

        The directors, nominees for director, and executive officers furnished the following information to us regarding the shares of our common stock that they beneficially owned on December 31, 2007.

Ownership of OfficeMax Common Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Directors (1)
Dorrit J. Bern	—	*
Warren F. Bryant	387	*
Brian C. Cornell	4,501	*
Joseph M. DePinto	—	*
Sam K. Duncan	171,713	*
Rakesh Gangwal	19,287	*
Gary G. Michael	12,731	*
William J. Montgoris	—	*
Francesca Ruiz de Luzuriaga	16,497	*
David M. Szymanski	—	*
Other Named Executive Officers (2)
Don Civgin	69,795	*
Phillip P. DePaul	11,467	*
Sam M. Martin	—	*
Michael D. Rowsey	51,661	*
Ryan T. Vero	31,184	*
All directors, nominees for director, and executive officers as a group (1)(2)(3)	389,223	*

*
Less than 1% of class

(1)
Beneficial ownership for the directors includes all shares held of record or in street name, plus options granted but unexercised under the Director Stock Compensation Plan ("DSCP"), Director Stock Option Plan ("DSOP"), and OfficeMax Incentive and Performance Plan ("OMIPP"), described beginning on page 19 under "Director Compensation." The number of shares subject to options under the DSCP included in the beneficial ownership table is as follows: Ms. Ruiz de Luzuriaga, 3,997 shares; and Messrs. Bryant, 387 shares; Gangwal, 6,787 shares; and directors as a group, 11,171 shares. The number of shares subject to options under the DSOP included in the beneficial ownership table is as follows: Ms. Ruiz de Luzuriaga, 9,500 shares; Mr. Gangwal, 9,500 shares; and directors as a group, 19,000 shares. The number of shares subject to options under the OMIPP included in the beneficial ownership table is as follows: Ms. Ruiz de Luzuriaga, 3,000 shares; Mr. Gangwal, 3,000 shares; and directors as a group, 6,000 shares. The number of shares/units granted under the OMIPP in lieu of retainer fee and included in the beneficial ownership table is 4,501 shares owned by Mr. Cornell.

(2)
The beneficial ownership for these named executive officers includes all shares held of record or in street name; plus shares held in our Dividend Reinvestment and Employee Stock Purchase Plan; restricted stock and restricted stock units granted under the OMIPP;

  unexercised, vested option shares; deferred stock units held under the 2001 Key Executive Deferred Compensation Plan; and interests in shares of common stock held in the OfficeMax Common Stock Fund by the trustee of the OfficeMax Savings Plan, a defined contribution plan qualified under Section 401(a) of the Internal Revenue Code. The restricted stock units do not have voting rights. For further information regarding the restricted stock, restricted stock units and the option shares, see the "Award Tables" beginning on page 53. The following table indicates the nature of each named executive's stock ownership and also shows the number of unexercised, unvested option shares; the allocation of contributions to the Executive Savings Deferral Plan's company stock fund; and shares of convertible preferred stock, Series D, held in the Employee Stock Ownership Plan ("ESOP") fund of the Savings Plan, which are not included in the beneficial ownership table. Shares are considered beneficially owned, for purposes of this table only, if the person has a right to acquire beneficial ownership within 60 days of December 29, 2007, unless otherwise indicated in these footnotes.

	Common Shares Owned	Dividend Reinvestment and Employee Stock Purchase Plan	Restricted Stock Units **	Unexercised, Vested Option Shares	Executive Savings Deferral Plan	Deferred Stock Units	Savings Plan Shares	Unexercised, Unvested Option Shares	ESOP (Preferred Stock)

Sam K. Duncan	—	—	53,046	118,667	—	—	—	131,333	—
Sam Martin	—	—	—	—	—	—	—	35,000	—
Don Civgin	18,304	—	18,024	33,467	—	—	—	16,733	—
Phillip P. DePaul	5,998	—	5,045	—	474	—	424	—	—
Michael D. Rowsey	28,587	—	19,650	—	—	3,424	—	—	13
Ryan T. Vero	14,113	—	16,165	—	—	—	906	—	—
Executive officers as a group*	67,002	—	111,930	152,134	474	3,424	1,330	183,066	13

  *
  This group at December 30, 2006, included all of our named executive officers except Mr. Rowsey.

  **
  Does not include 29,120 restricted stock units owned by Mr. Duncan and 3,297 restricted stock units owned by Mr. Civgin, each of which were required to defer receipt of such restricted stock units. See the Option Exercises and Stock Vested Table on page 60.
(3)
Our executive officers (individually or as a group) do not own more than 1% of the company's Series D Preferred Stock (ESOP).

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and named executive officers, and any person who owns more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in OfficeMax stock with the SEC and the NYSE. Based on a review of Forms 3, 4 and 5 and any amendments thereto, we believe that in 2007 our directors and reporting officers met all applicable SEC filing requirements, except for Phillip DePaul, who inadvertently omitted filing Forms 4 with respect to the allocation of his contributions to the Executive Savings Deferral Plan's company stock fund. No shares of common stock are ever actually issued to participants pursuant to the Executive Savings Deferral Plan.

Ownership of More Than 5% of OfficeMax Stock

        As of December 31, 2007, the table below describes each person or entity that we know (based on filings on Schedule 13G or 13D with the SEC) to be the beneficial owner of more than 5% of any class of our voting securities.

	Voting Power		Investment Power		Total Amount of Beneficial Ownership
Name and Address of Beneficial Owner						Percent of Class
	Sole	Shared	Sole	Shared

Common Stock, $2.50 Par Value
Joint filing by: Barclays Global Investors, NA Barclays Global Fund Advisors Barclays Global Investors, LTD Barclays Global Investors Canada Limited Barclays Global Investors Japan Limited 45 Fremont Street San Francisco, CA 94105	4,375,330	—	5,008,232	—	5,008,232	6.64%
Joint filing by: Edward C. Johnson 3d FMR LLC 82 Devonshire Street Boston, MA 02109	2,603,596	—	11,232,257	—	11,232,257	14.897%
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	9,150,016	—	9,524,416	—	9,524,416	12.63%
Joint filing by: Maverick Capital Ltd. Maverick Capital Management, LLC Lee S. Ainslie III 300 Crescent Court 18th Floor Dallas, TX 75201	6,597,459	—	6,597,459	—	6,597,459	8.8%
Oppenheimer Funds, Inc. Two World Financial Center 225 Liberty Street New York, NY 10281	—	4,941,097	—	4,941,097	4,941,097	6.55%
Convertible Preferred Stock, Series D (1) State Street Bank and Trust Company, as Trustee for the OfficeMax Incorporated Employee Stock Ownership Plan (ESOP) State Street Financial Center One Lincoln Street Boston, MA 02110	—	1,107,505	—	1,107,505	1,107,505	100%

(1)
The shares of preferred stock held by the ESOP represent approximately 1.5% of the company's voting securities outstanding as of December 31, 2007.

 Equity Compensation Plan Information

        Our stockholders have approved all of the company's equity compensation plans, including the Director Stock Compensation Plan and the OfficeMax Incentive and Performance Plan. The following table summarizes the number of shares of our common stock that may be issued under our equity compensation plans as of December 29, 2007.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)

Equity compensation plans approved by security holders	3,320,576	(1)	$15.30	3,187,582	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	3,320,576		$15.30	3,187,582

(1)
Includes 11,171 shares issuable under our Director Stock Compensation Plan, 19,000 shares issuable under our Director Stock Option Plan, 1,214,924 shares issuable under our Key Executive Stock Option Plan, and 2,075,481 shares issuable under the OMIPP. The Director Stock Option Plan and Key Executive Stock Option Plan have been replaced by the OMIPP. None of the following are included in this chart: (a) interests in shares of common stock in the OfficeMax Common Stock Fund held by the trustee of the company's 401(k) Savings Plan, (b) Series D Preferred Stock in the Employee Stock Ownership Plan (ESOP) fund (c) the deferred stock unit components of the company's 2001 Key Executive Deferred Compensation Plan or (d) interests in the company stock fund of the Executive Savings Deferral Plan.

(2)
As of December 29, 2007, 53,491 shares were issuable under the Director Stock Compensation Plan and 3,134,091 shares were issuable under the OMIPP.

 Other Information

Legal Proceedings Involving Directors

        On April 25, 2005, a putative derivative action, Homstrom v. Harad, et al., was filed in the Circuit Court of Cook County, Illinois. The Homstrom complaint names as defendants the following current and former officers and directors of OfficeMax Incorporated: George J. Harad, Christopher C. Milliken, Theodore Crumley, Gary J. Peterson, Brian P. Anderson, Warren F. Bryant, Claire S. Farley, Rakesh Gangwal, Edward E. Hagenlocker, Gary G. Michael, A. William Reynolds, Francesca Ruiz De Luzuriaga, Jane E. Shaw, Carolyn M. Ticknor, Ward W. Woods, Brian C. Cornell, David M. Szymanski, Richard R. Goodmanson, Donald N. MacDonald, and Frank A. Schrontz. The complaint also names the following former directors of OfficeMax, Inc. as defendants: Michael Feuer, Lee Fisher, Edwin J. Holman, Jerry Sue Thornton, Burnett W. Donoho, Michael F. Killeen, Ivan J. Winfield, and Jacqueline Woods. OfficeMax Incorporated is named as a nominal defendant. The complaint purports to assert, among other things, various common law derivative claims against the individual defendants including breach of fiduciary duty and unjust enrichment. The complaint seeks an award in favor of OfficeMax and against the individual defendants of an unspecified amount of damages, disgorgement of benefits and compensation, equitable or injunctive relief, costs, including attorneys' fees, and such other relief as the court deems just and proper. Pursuant to provisions of company's bylaws, fees and other expenses incurred in connection with the foregoing derivative action are being advanced on behalf of those present and former officers and directors by the company.

Stockholder Proposals for the 2009 Annual Meeting

        If you wish to submit a proposal to be included in our 2009 proxy statement, we must receive it no later than November 10, 2008.

        All other proposals to be presented at the meeting must be delivered to our corporate secretary, in writing, no later than January 23, 2009. According to our Bylaws, your notice must include:

  •
  a brief description of the business you wish to bring before the meeting and the reasons for conducting the business at the meeting;

  •
  your name and address;

  •
  the class and number of shares of our stock that you beneficially own; and

  •
  any material interest you have in the business to be brought before the meeting.

        The chairperson of the meeting may disregard any business not properly brought before the meeting according to our Bylaws.

Stockholder Nominations for Directors

        If you wish to suggest a nominee for the Governance and Nominating Committee's consideration, write to OfficeMax Incorporated, Attention Corporate Secretary, 263 Shuman Boulevard, Naperville, Illinois 60563. You should describe in detail your proposed nominee's qualifications and other relevant biographical information and indicate whether the proposed nominee is willing to accept nomination.

        The Governance and Nominating Committee will consider director nominees proposed by stockholders for election at the annual stockholders meeting if our corporate secretary receives a written nomination not less than 30 days nor more than 60 days in advance of the meeting. According to our Bylaws, your notice of nomination must include:

  •
  your name and address;

  •
  each nominee's name, age, and address;

  •
  each nominee's principal occupation or employment;

  •
  the number of shares of our stock that the nominee beneficially owns;

  •
  the number of shares of our stock that you beneficially own;

  •
  any other information that must be disclosed about nominees in proxy solicitations under Regulation 14A of the Securities Exchange Act of 1934; and

  •
  each nominee's executed consent to serve as our director if elected.

        The chairperson of the meeting may disregard any nomination not made in accordance with the above procedures.

OfficeMax's Annual Report on Form 10-K

        We made our Annual Report on Form 10-K for the year ended December 29, 2007 available online with this proxy statement. Paper copies of our Annual Report on Form 10-K can be obtained at no charge from our Investor Relations Department, 263 Shuman Boulevard, Naperville, Illinois 60563, (630) 864-6800. You can find our SEC filings, including our 2007 Form 10-K, on our website at www.officemax.com, by clicking on "About Us," then "Investors," and then "SEC Filings," or through the SEC's website at www.sec.gov.

        We request that you promptly request a proxy card to sign, date, and return or vote your proxy over the telephone or through the Internet so that your vote will be included at the meeting.

Susan Wagner-Fleming Vice President and Corporate Secretary
March 10, 2008

 APPENDIX A

OfficeMax Incentive and Performance Plan, as proposed to be amended

2003 OFFICEMAX INCENTIVE AND PERFORMANCE PLAN
(Amended and restated effective as of April 23, 2008)

i

2003 OFFICEMAX INCENTIVE AND PERFORMANCE PLAN

        1.    Purpose and Establishment.

          1.1    Purpose.    The 2003 OfficeMax Incentive and Performance Plan (the "Plan") is intended to promote the interests of the Company and its shareholders by (a) attracting, motivating, rewarding, and retaining the broad-based management talent critical to achieving the Company's business goals; (b) linking a portion of each Participant's compensation to the performance of both the Company and the individual Participant; and (c) encouraging ownership of Company common stock by Participants. The Plan has been adopted and approved by the Board of Directors (defined below).

          1.2    Successor Plan.    This Plan shall be the successor plan to the 1984 Key Executive Stock Option Plan (the "1984 KESOP"). No further grants shall be made under the 1984 KESOP on or after January 1, 2003. All awards outstanding under the 1984 KESOP on December 31, 2002 ("Prior Awards"), are incorporated into this Plan and shall be treated as awards under this Plan; however, the Prior Awards shall continue to be governed solely by the terms and conditions of the written instrument evidencing the grant or issuance. Except as expressly provided, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of Prior Awards. Shares of Stock reserved for issuance under the 1984 KESOP in excess of the number of shares as to which awards have been made as of December 31, 2002, shall no longer be available for issuance on or after January 1, 2003.

          1.3    Original Effective Date and Term of Plan.    The Plan's original effective date was January 1, 2003, as approved by the shareholders of the Company. The Plan shall be amended and restated effective as of April 23, 2008, subject to approval by the shareholders of the Company. The Plan will expire on April 23, 2018. The Board of Directors or the Committee may terminate the Plan at any time prior to April 23, 2018. Awards outstanding at the expiration or termination of the Plan shall remain in effect according to their terms and the provisions of the Plan.

        2.    Definitions.    As used in the Plan, the following definitions apply to the terms indicated below:

          2.1     "Agreement" means either the written agreement between the Company and a Participant evidencing an Award and setting forth the terms and conditions applicable to the Award or a statement issued by the Company to a Participant describing the terms and conditions of an Award.

          2.2     "Affiliate" means any corporation or other entity (including, but not limited to, a partnership or limited liability company) that is affiliated with the Company through stock or equity ownership such that it controls or is controlled by, or is under common control with, the Company.

          2.3     "Annual Incentive Award" means an Award granted under Section 13.

          2.4     "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Annual Incentive Award, or Stock Bonus granted pursuant to the terms of the Plan.

          2.5     "Board of Directors" means the Board of Directors of the Company.

          2.6     A "Change in Control" means (i) the same definition for "Change in Control" as set forth in any employment agreement, Award Agreement or change in control agreement between the Participant and the Company, Subsidiary and/or Affiliate in effect when the event(s) occur, or, (ii) in the absence of such agreements, a "Change in Control" shall be deemed to have occurred if:

            (a)   Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided, however, if such Person acquires securities directly from the Company, such securities shall not be included unless such Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 25% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities, and provided further that any acquisition of securities by any Person in connection with a transaction described in Section 2.5(c)(i) shall not be deemed to be a Change in Control of the Company; or

            (b)   The following individuals cease for any reason to constitute at least a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3rds of the directors then still in office who either were directors on the date hereof or whose appointment, election, or nomination for election was previously so approved (the "Continuing Directors"); or

            (c)   The consummation of a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation other than (i) a merger or consolidation which would result in both (a) Continuing Directors continuing to constitute at least a majority of the number of directors of the combined entity immediately following consummation of such merger or consolidation, and (b) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; provided that securities acquired directly from the Company shall not be included unless the Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 25% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities; and provided further that any acquisition of securities by any Person in connection with a transaction described in Section 2.6(c)(i) shall not be deemed to be a Change in Control of the Company; or

            (d)   The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            A transaction described in Section 2.6(c) which is not a Change in Control of the Company solely due to the operation of Subsection 2.6(c)(i)(a) will nevertheless constitute a Change in Control of the Company if the Board determines, prior to the consummation of the transaction, that there is not a reasonable assurance that, for at least two years following the consummation of the transaction, at least a majority of the members of the board of directors of the surviving entity or any parent will continue to consist of Continuing Directors and individuals whose election or nomination for election by the shareholders of the surviving entity or any parent would be approved by a vote of at least two-thirds of the Continuing Directors and individuals whose election or nomination for election has previously been so approved.

            For purposes of Sections 2.6 and 2.21, "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            For purposes of Sections 2.6 and 2.21, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that "Person" shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) an individual, entity or group that is permitted to and does report its beneficial ownership of securities of the Company on Schedule 13G under the Exchange Act (or any successor schedule), provided that if the individual, entity or group later becomes required to or does report its ownership of Company securities on Schedule 13D under the Exchange Act (or any successor schedule), then the individual, person or group shall be deemed to be a Person as of the first date on which the individual, person or group becomes required to or does report its ownership on Schedule 13D.

          2.7     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          2.8     "Committee" means the Executive Compensation Committee of the Board of Directors or any successor to the Committee, which shall consist of three or more persons, each of whom, unless otherwise determined by the Board of Directors, is (i) an "outside director" within the meaning of Code Section 162(m), (ii) a "nonemployee director" within the meaning of Rule 16b-3 and (iii) satisfies the requirements of the New York Stock Exchange for independent directors.

          2.9     "Company" means OfficeMax Incorporated (formerly Boise Cascade Corporation), a Delaware corporation.

          2.10  "Director" means any individual who is a member of the Board of Directors of the Company and who is not an employee of the Company.

          2.11  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          2.12  "Fair Market Value" of a share of Stock means the closing price of the Stock as reported by the consolidated tape of the New York Stock Exchange on the date in question. Notwithstanding the foregoing, the Committee may, in its sole discretion, specify that Fair Market Value of a share of Stock shall be defined as the average of the high and low selling prices of the Stock on the New York Stock Exchange on the date in question. If there are no

  Stock transactions on a particular date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

          2.13  "Full Value Award" means a grant of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, an Annual Incentive Award or Stock Bonus that provides for a Participant to receive shares of Stock without payment of an amount at least equal to the Fair Market Value of the Stock at the time of grant.

          2.14  "Incentive Stock Option" means an Option that is an "incentive stock option" within the meaning of Code Section 422, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

          2.15  "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

          2.16  "Option" means the right to purchase a stated number of shares of Stock at a stated price for a stated period of time, granted pursuant to Section 7.

          2.17  "Participant" means an employee or Director of the Company or a Subsidiary to whom an Award is granted pursuant to the Plan, or upon the death of the Participant, his or her successors, heirs, executors, and administrators, as the case may be.

          2.18  "Performance Goals" means the objectives established by the Committee in its sole discretion with respect to any performance-based Awards that relate to one or more business criteria within the meaning of Code Section 162(m). Performance Goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of Stock; return on capital, net assets, equity, or shareholders' equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to shareholders. Performance Goals may (a) be used to measure the performance of the Company as a whole or any Subsidiary, business unit or segment of the Company, (b) include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management's discussion and analysis or other Securities and Exchange Commission filings, and/or (c) reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index, or other external measure, in each case as determined by the Committee in its sole discretion.

          2.19  "Performance Share" means an Award of a number of shares granted to a Participant pursuant to Section 12 which is initially valued according to Fair Market Value and is paid out based on the achievement of stated Performance Goals during a stated period of time.

          2.20  "Performance Unit" means an Award granted to a Participant pursuant to Section 11, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Goals, as applicable, have been achieved.

          2.21  A "Potential Change in Control" shall be deemed to have occurred if (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company; (b) the Company or any Person publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control of the Company; (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.5% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, provided that securities acquired directly from the Company shall not be included unless the Person acquires additional securities which, when added to the securities acquired directly from the Company, exceed 9.5% of the Company's then outstanding shares of common stock or the combined voting power of the Company's then outstanding securities; or (d) the Board adopts a resolution to the effect that a Potential Change in Control has occurred.

          2.22  "Restricted Stock" means an Award of Stock granted in accordance with the terms of Section 9 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of a substantial risk of forfeiture.

          2.23  "Restricted Stock Units" means an Award granted to a Participant pursuant to Section 10, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or Performance Goals, as applicable.

          2.24  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

          2.25  "Securities Act" means the Securities Act of 1933, as amended from time to time.

          2.26  "Stock" means the common stock of the Company, par value $2.50 per share.

          2.27  "Stock Appreciation Right" or "SAR" means the right to receive an amount calculated as provided in and granted pursuant to Section 8.

          2.28  "Stock Bonus" means a bonus payable in shares of Stock granted pursuant to Section 14.

          2.29  "Subsidiary" means (i) in the case of an Incentive Stock Option, any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code Section 424(f)), and (ii) in the case of all other Awards, in addition to a "subsidiary corporation" as defined above, a partnership, limited liability company, joint venture or other entity in which the Company has fifty percent (50%) or more of the voting power or equity interests.

        3.    Stock Subject to the Plan.

          3.1    Shares Available for Awards.    On and after the effective date of this amendment and restatement of the Plan, the maximum number of shares of Stock available for grant of Awards under the Plan shall be 12,800,000 shares (subject to adjustment as provided herein). Shares may be authorized but unissued Stock or authorized and issued Stock held in the Company's treasury. All shares of Stock reserved with respect to Awards granted under the Plan shall be available for any Awards, including Options and Stock Appreciation Rights. The maximum number of shares of Stock under the Plan that may be issued as Incentive Stock Options shall be 12,800,000. Shares subject to an Award (including a Prior Award, as that term is defined in Section 1.2 or Full Value Award, as that term is defined in Section 2.13) which is cancelled, expired, terminated, forfeited, surrendered, or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. If shares covered by a Full Value Award are again available for grants pursuant to this subsection 3.1, the number of Shares that again becomes eligible for grants shall also be multiplied by 2.25. Shares under substitute awards for grants made under a plan of an acquired business entity shall not reduce the maximum number of shares that may be issued under the Plan.

          3.2    Accounting for Awards; Fungible Shares.    For purposes of this Section 3, on and after the effective date of this amendment and restatement of the Plan, an Award other than a Full Value Award shall reduce the aggregate number of shares of Stock available for grants under the Plan by the total number of shares covered by the Award, without reduction for shares that are withheld for payment of the exercise price or withholding taxes. A Full Value Award shall reduce the aggregate number of shares available for grants under the Plan by the number of shares covered by the Full Value Award multiplied by 2.25.

          3.3    Performance-Based Award Limitation.    Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

            (a)   The number of shares of Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 1,500,000, as adjusted pursuant to Section 3.4.

            (b)   The number of shares of Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 1,500,000, as adjusted pursuant to Section 3.4.

            (c)   The number of shares of stock that may be granted in the form of Restricted Stock in a single fiscal year to a Participant may not exceed 1,500,000, as adjusted pursuant to Section 3.4.

            (d)   The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 1,500,000, as adjusted pursuant to Section 3.4.

            (e)   The number of shares of Stock that may be granted in the form of Performance Shares in a single fiscal year to a Participant may not exceed 1,500,000, as adjusted pursuant to Section 3.4.

            (f)    The maximum amount that may be paid to a Participant for Performance Units granted in a single fiscal year to the Participant may not exceed $4,000,000.

          3.4    Adjustment for Change in Capitalization.    In the event of any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, share repurchase, share exchange, reclassification, or other similar corporate transaction or event (a) the number and kind of shares of stock which may thereafter be issued in connection with Awards; (b) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards; (c) the exercise price, grant price, or purchase price relating to any Award; and (d) the maximum number of shares subject to Awards which may be awarded to any employee during any fiscal year of the Company shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants; provided that, with respect to Incentive Stock Options, adjustments shall be made in accordance with Code Section 424.

        4.    Administration of the Plan.

          4.1    Authority and Delegation.    The Committee shall have final discretion, responsibility, and authority to administer and interpret the Plan. This includes the discretion and authority to determine all questions of fact, eligibility, or benefits relating to the Plan. The Committee may also adopt any rules it deems necessary to administer the Plan. Any interpretation, determination, decision, or other action made or taken by the Committee shall be final and binding on Participants. The Committee's responsibilities for administration and interpretation of the Plan shall be exercised by Company employees who have been assigned those responsibilities by the Company's management. Unless limited by the Committee in writing, any Company employee exercising responsibilities relating to the Plan in accordance with this section shall be deemed to have been delegated the discretionary authority vested in the Committee with respect to those responsibilities, subject to the requirements of Rule 16b-3, Code Section 162(m) and the New York Stock Exchange. Executive officers designated by the Committee shall have the authority to grant Awards to non-executive officers and non-Directors. Subject to Section 19, the Committee shall have the authority to adopt modifications and amendments to this Plan or any Agreement necessary to comply with the law of the countries in which the Company, its Affiliates and/or Subsidiaries operate.

          4.2    Employees in Foreign Countries.    The Committee shall have the authority to adopt such modifications, procedures, appendices and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

          4.3    Terms and Conditions of Awards.    The Committee shall have final discretion, responsibility, and authority to:

            (a)   grant Awards;

            (b)   determine the Participants to whom and the times at which Awards shall be granted;

            (c)   determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate, and the applicable terms, conditions, and restrictions, including the length of time for which any restriction shall remain in effect;

            (d)   establish and administer Performance Goals relating to any Award;

            (e)   establish the rights of Participants with respect to an Award upon termination of employment or service as a Director;

            (f)    determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered;

            (g)   make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles;

            (h)   determine the terms and provisions of Agreements;

            (i)    provide for forfeiture of outstanding awards and recapture of realized gains and other realized value in such events as determined by the Committee, which include, but are not limited to, a breach of restrictive covenants or an intentional or negligent misstatement of financial records; and

            (j)    make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may solicit recommendations from the Company's management with respect to any or all of the items listed above.

            The Committee shall determine the terms and conditions of each Award at the time of grant. The Committee may establish different terms and conditions for different Participants, for different Awards, and for the same Participant for each Award the Participant may receive, whether or not granted at different times.

        5.    Eligibility.    The persons who shall be eligible to receive Awards pursuant to the Plan shall be employees of the Company and its Subsidiaries and Affiliates (including officers of the Company, whether or not they are directors of the Company), selected by the Committee from time to time, and Directors. The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

        6.    Awards under the Plan; Agreement.    Awards that may be granted under the Plan consist of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Annual Incentive Awards, and Stock Bonuses, all as described below.

          Each Award granted under the Plan, except unconditional Stock Bonuses, shall be evidenced by an Agreement which shall contain such provisions as the Committee may, in its sole discretion, deem necessary or desirable. On and after the effective date of this amendment and restatement of the Plan, if there is any inconsistency between the terms of the Plan and an Agreement, the terms of the Plan shall control unless the Agreement explicitly states that an exception to the Plan is being made. By accepting an Award, a Participant agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

        7.    Options.

          7.1    Terms and Agreement.    Subject to the terms of the Plan, Options may be granted to Participants at any time as determined by the Committee. The Committee shall determine, and the Agreement shall reflect, the following for each Option granted:

            (a)   the number of shares subject to each Option;

            (b)   duration of the Option (provided that no Option shall have an expiration date later than the day after the 7th anniversary of the date of grant);

            (c)   vesting requirements which specify a vesting period of no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity;

            (d)   whether the Option is an Incentive Stock Option or a Nonqualified Stock Option;

            (e)   the amount and duration of related Stock Appreciation Rights, if any, and any conditions upon their exercise;

            (f)    the exercise price for each Option, which, except with respect to substitute awards complying with Code Section 424 and regulations thereunder, shall not be less than the Fair Market Value on the date of the grant (with respect to Incentive Stock Options, 110% of the Fair Market Value on the date of grant for any Participant who owns, within the meaning of Code Section 424(d), stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary, or any Affiliate);

            (g)   the permissible method(s) of payment of the exercise price;

            (h)   the rights of the Participant upon termination of employment or service as a Director; and

            (i)    any other terms or conditions established by the Committee.

          7.2    Exercise of Options.

            (a)   Options shall be exercisable at such times and subject to such restrictions and conditions as the Committee, in its sole discretion, deems appropriate, which need not be the same for all Participants.

            (b)   An Option shall be exercised by delivering written notice as specified in the Agreement on the form of notice provided by the Company. Options may be exercised in whole or in part.

            For a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of payment comply with Section 16 and the rules and regulations thereunder. Any payment in shares of Stock, if permitted, shall be made by delivering the shares to the secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the secretary shall require.

            (c)   Certificates for shares of Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive the shares and delivered to the Participant or other person as soon as practicable following the effective date on which the Option is exercised.

          7.3    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Code Section 422, or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421. Incentive Stock Options shall not be granted to Directors. Incentive Stock Options shall not be granted under the Plan on or after January 1, 2013.

          7.4    Reduction in Price or Reissuance.    In no event shall the Committee cancel any outstanding Option for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out an Option, unless such cash-out occurs in conjunction with a Change in Control. Additionally, in no event shall the Committee, without first receiving shareholder approval, (a) cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Option.

          7.5    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

        8.    Stock Appreciation Rights.

          8.1    Terms and Agreement.    Subject to the terms of the Plan, Stock Appreciation Rights may be granted to Participants at any time as determined by the Committee. The grant price of the SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of Stock as determined on the date of the grant, except with respect to substitute awards complying with Code Section 424 and regulations thereunder. The Committee shall determine, and the Agreement shall reflect, the following for each SAR granted:

            (a)   the number of shares subject to each SAR;

            (b)   whether the SAR is a Related SAR or a Freestanding SAR;

            (c)   duration of the SAR (provided that no SAR shall have an expiration date later than the day after the 7th anniversary of the date of grant);

            (d)   vesting requirements which specify a vesting period of no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity;

            (e)   rights of the Participant upon termination of employment or service as a Director; and

            (f)    any other terms or conditions established by the Committee.

          8.2    Related and Freestanding SARs.    A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option (a "Related SAR"), or may be granted unrelated to an Option (a "Freestanding SAR").

          8.3    Surrender of Option.    A Related SAR shall require the holder, upon exercise, to surrender the Option with respect to the number of shares as to which the SAR is exercised, in order to receive payment. The Option will, to the extent surrendered, cease to be exercisable.

          8.4    Reduction in Number of Shares Subject to Related SARs.    For Related SARs, the number of shares subject to the SAR shall not exceed the number of shares subject to the Option. For example, if the SAR covers the same number of shares as the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the number of shares remaining under the Option. If the Related SAR covers fewer shares than the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the extent necessary so that the number of remaining shares subject to the SAR is not more than the remaining shares under the Option.

          8.5    Exercisability.    Subject to Section 8.7 and to any rules and restrictions imposed by the Committee, a Related SAR will be exercisable at the time or times, and only to the extent, that the Option is exercisable and will not be transferable except to the extent that the Option is transferable. A Freestanding SAR will be exercisable as determined by the Committee but in no event after 10 years from the date of grant.

          8.6    Payment.    Upon the exercise of a Stock Appreciation Right, the holder will be entitled to receive payment of an amount determined by multiplying:

            (a)   The excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant, by

            (b)   The number of shares with respect to which the SAR is being exercised.

            The Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any limitation must be determined as of the date of grant and noted on the Agreement evidencing the grant.

            Payment may be made in cash, Stock, or a combination of cash and Stock, in the Committee's sole discretion.

          8.7    Reduction in Price or Reissuance.    In no event shall the Committee cancel any outstanding Stock Appreciation Right for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out a Stock Appreciation Right, unless such cash-out occurs in conjunction with a Change in Control. Additionally, in no event shall the Committee, without first receiving shareholder approval, (a) cancel any outstanding Stock Appreciation Right for the purpose of reissuing the Stock Appreciation Right to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Appreciation Right.

          8.8    Additional Terms.    The Committee may impose additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders the benefits of Rule 16b-3, or any successor provision, or as it may otherwise deem advisable.

        9.    Restricted Stock.

          9.1    Terms and Agreement.    Subject to the terms of the Plan, shares of Restricted Stock may be granted to Participants at any time as determined by the Committee. The Committee shall determine, and the Agreement shall reflect, the following for the Restricted Stock granted:

            (a)   the number of shares of Restricted Stock granted;

            (b)   the purchase price, if any, to be paid by the Participant for each share of Restricted Stock;

            (c)   the restriction period established pursuant to Subsection 9.2 which, except with respect to substitute awards for grants made under a plan of an acquired business entity:

              (i)    for time-based Awards in excess of 5% of the number of shares available for Awards pursuant to Section 3.1, shall not be less than three (3) years, with restrictions lapsing on a pro rata basis; and

              (ii)    for Performance Goal-based Awards, shall be based upon a performance period of at least one (1) year;

            (d)   any requirements with respect to elections under Code Section 83(b);

            (e)   rights of the Participant upon termination of employment or service as a Director; and

            (f)    any other terms or conditions established by the Committee.

          9.2    Restriction Period.    At the time of the grant of Restricted Stock, the Committee shall establish a restriction period for the shares granted, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Committee deems appropriate. The Committee may divide the shares into classes and assign a different restriction period for each class. The Committee may impose additional conditions or restrictions upon the vesting of the Restricted Stock as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a share of Restricted Stock, the share shall vest and the restrictions of Section 9.3 shall lapse. To the extent required to ensure that a Performance Goal-based Award of Restricted Stock to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall vest only upon the Committee's determination that the Performance Goals applicable to the Award have been attained.

          9.3    Restrictions on Transfer Prior to Vesting.    Prior to the vesting of Restricted Stock, the Participant may not sell, assign, pledge, hypothecate, transfer, or otherwise encumber the Restricted Stock. Upon any attempt to transfer rights in a share of Restricted Stock, the share and all related rights shall immediately be forfeited by the Participant. Upon the vesting of a share of Restricted Stock, the transfer restrictions of this section shall lapse with respect to that share.

          9.4    Rights as a Shareholder.    Except for the restrictions set forth here and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to the right to vote and the right to receive dividends, provided that the Committee, in its sole discretion, may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on the shares have lapsed.

          9.5    Issuance of Certificates.

            (a)   Following the date of grant, the Company shall issue a stock certificate, registered in the name of or for the account of the Participant to whom the shares of Restricted Stock were granted, evidencing the shares. Each stock certificate shall bear the following legend:

      The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms, and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2003 OfficeMax Incentive and Performance Plan and an Agreement entered into between the registered owner of the shares and the Company.

    This legend shall not be removed until the shares vest pursuant to the terms stated.

            (b)   Each certificate, together with the stock powers relating to the shares of Restricted Stock evidenced by the certificate, shall be held by the Company unless the Committee determines otherwise.

            (c)   Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom the shares were granted, a certificate evidencing the share free of the legend stated in subsection (a) above.

          9.6    Section 83(b) Election.    The Committee may provide in the Agreement that the Award is conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

        10.    Restricted Stock Units.

          10.1    Terms and Agreement.    Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants at any time as determined by the Committee. The Committee shall determine, and the Agreement shall reflect, the following for the Restricted Stock Units granted:

            (a)   the number of Restricted Stock Units awarded:

            (b)   the purchase price, if any, to be paid by the Participant for each Restricted Stock Unit;

            (c)   the restriction period established pursuant to Subsection 10.2 which, except with respect to substitute awards for grants made under a plan of an acquired business entity:

              (i)    for time-based Awards in excess of 5% of the number of shares available for Awards pursuant to Section 3.1, shall not be less than three (3) years, with restrictions lapsing on a pro rata basis; and

              (ii)    for Performance Goal-based Awards, shall be based on a performance period of no less than one (1) year;

            (d)   whether dividend equivalents will be credited with respect to Restricted Stock Units, and, if so, any accrual, forfeiture or payout restrictions on the dividend equivalents;

            (e)   rights of the Participant upon termination of employment or service as a Director; and

            (f)    any other terms or conditions established by the Committee.

            To the extent a Restricted Stock Unit Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

          10.2    Restriction Period.    At the time of the grant of Restricted Stock Units, the Committee shall establish a restriction period, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Committee deems appropriate. The Committee may divide the awarded units into classes and assign a different restriction period for each class. The Committee may impose any additional conditions or restrictions upon the vesting of the Restricted Stock Units as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a Restricted Stock Unit, the Unit shall vest. To the extent required to ensure that a Performance Goal-based Award of Restricted Stock Units to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall become vested only upon the Committee's determination that the Performance Goals applicable to the Award, if any, have been attained.

          10.3    Payment.    Upon vesting of a Restricted Stock Unit, the Participant shall be entitled to receive payment of an amount equal to the Fair Market Value of one share of Stock. Payment may be made in cash, Stock, or a combination of cash and Stock, in the Committee's sole discretion.

        11.    Performance Units.

          11.1    Terms and Agreement.    Subject to the terms of the Plan, Performance Units may be granted to Participants at any time as determined by the Committee. The Committee shall determine, and the Agreement shall reflect, the following for the Performance Units granted:

            (a)   the number of Performance Units awarded;

            (b)   the initial value of a Performance Unit;

            (c)   the rights of the Participant upon termination of employment or service as a Director (which may be different based on the reason for termination);

            (d)   the performance period, which shall not be less than one (1) year, and Performance Goals applicable to the Award; and

            (e)   any other terms or conditions established by the Committee.

            To the extent an Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

          11.2    Payment.    After the applicable performance period has ended, the Committee will review the Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the Performance Goals have been attained within the performance period and any other applicable terms and conditions. Payment of earned Performance Units may be made in cash, Stock, or a combination of cash and Stock, in the Committee's sole discretion.

        12.    Performance Shares.

          12.1    Terms and Agreement.    Subject to the terms of the Plan, Performance Shares may be granted to Participants at any time as determined by the Committee. The Committee shall determine, and the Agreement shall reflect, the following for the Performance Shares granted:

            (a)   the number of Performance Shares awarded;

            (b)   the performance period, which shall not be less than one (1) year, and Performance Goals applicable to the Award;

            (c)   whether dividend equivalents will be credited with respect to Performance Shares, and if so, any accrual, forfeiture, or payout restrictions on the dividend equivalents;

            (d)   the rights of the Participant upon termination of employment or service as a Director (which may be different based on the reason for termination); and

            (e)   any other terms or conditions established by the Committee.

            To the extent an Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

          12.2    Initial Value.    The initial value of each Performance Share shall be the Fair Market Value on the date of grant.

          12.3    Payment.    After the applicable performance period has ended, the Committee will review the Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the Performance Goals have been attained within the performance period and any other applicable terms and conditions. Payment of earned Performance Shares may be made in cash, Stock, or a combination of cash and Stock, as determined by the Committee in its sole discretion.

        13.    Annual Incentive Awards.

          13.1    Award Period and Performance Goals.    The award period for Annual Incentive Awards is a fiscal year, which may be a calendar year. Within 90 days of the beginning of each award period, the Committee shall establish the specific Performance Goals to be achieved in order for Participants to earn an Annual Incentive Award. The Committee shall establish a mathematical formula pursuant to which an Award equal to a specified percentage of a Participant's salary shall be earned upon the attainment of specific levels of the applicable Performance Goals. This formula may take into account Performance Goals achieved in prior years. The Performance Goals and formula, once established, shall continue for subsequent years unless modified by the Committee. The Performance Goals applicable to an Award Period, and the formula pursuant to which Award amounts shall be determined, shall be selected and published within 90 days from the beginning of the award period. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award that does not satisfy Code Section 162(m) performance-based compensation requirements does not constitute performance-based compensation for other purposes, including Code Section 409A.

          To the extent an Annual Incentive Award constitutes "deferred compensation" within the meaning of Code Section 409A, the Committee shall establish Award terms and provisions that comply with Code Section 409A and regulations thereunder.

          13.2    Payment.    As soon as practical after the conclusion of each year, the Committee shall review and evaluate the Performance Goals applicable to that year in light of the Company's performance measured in accordance with the goals and shall determine whether the goals have been satisfied. If satisfied, the Committee shall so certify in a written statement and shall apply the criteria to determine the amount of the Award for each Participant, subject to the Committee's right to reduce or eliminate the amount of any Award under Section 33. Payment of earned Annual Incentive Awards may be made in cash, Stock, or a combination of cash and Stock, in the Committee's sole discretion. No Award may be paid to a Participant in excess of $5,000,000 for any single year.

        14.    Stock Bonuses.    Subject to the terms of the Plan, a Stock Bonus may be granted to Participants at any time as determined by the Committee in payment of earned incentive compensation. If the Committee grants a Stock Bonus, a certificate for the shares of Stock constituting the Stock Bonus shall be issued in the name of the Participant to whom the grant was made and delivered as soon as practicable after the date on which the Stock Bonus is payable.

        15.    Rights as a Shareholder.    Except as otherwise provided in Section 9.4 with respect to Restricted Stock, no person shall have any rights as a shareholder with respect to any shares of Stock covered by or relating to an Award until the date of issuance of a stock certificate with respect to the shares. Except as otherwise provided in Sections 3.4 and 12.1, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date the stock certificate is issued.

        16.    Employment Not Guaranteed.    This Plan is not intended to and does not create a contract of employment in any manner. Employment with the Company is at will, which means that either the employee or the Company may end the employment relationship at any time and for any reason. Nothing in this Plan changes, or should be construed as changing, that at-will relationship.

        17.    Securities Matters.

          17.1    Delivery of Stock Certificates.    To the extent that this Plan provides for issuance of certificates to reflect the transfer of Stock, the transfer of such Stock may be effected on a non-certificated basis, to the extent not prohibited by applicable laws. Notwithstanding anything in this Plan to the contrary, the Company shall not be obligated to issue or deliver any certificates evidencing shares of Stock unless and until (a) the Company is advised by its counsel that the issuance and delivery of certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which the Stock is traded; and (b) any governmental approvals the Company deems necessary or advisable have been obtained. The Committee may require, as a condition of the issuance and delivery of certificates, that the recipient make any agreements and representations and that the certificates bear any legends as the Committee, in its sole discretion, deems necessary or desirable.

          17.2    When Transfer is Effective.    The transfer of any shares of Stock shall be effective only when counsel to the Company has determined that the issuance and delivery of the shares is in compliance with all applicable laws, regulations, and the requirements of any securities exchange on which shares of Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Stock in order to allow the issuance of the shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal, state, or foreign securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw the exercise and obtain the refund of any amount paid in connection with the exercise.

        18.    Withholding Taxes.    When cash is to be paid pursuant to an Award, the Company may deduct an amount sufficient to satisfy any federal, state or other taxes required by law to be withheld. When shares of Stock are to be delivered pursuant to an Award, the Company may require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, and foreign taxes required by law to be withheld. With the Committee's approval, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Stock having a value equal to the minimum amount of required tax to be withheld. The shares shall be valued at Fair Market Value on the date the amount of tax to be withheld is determined. To the extent a fractional share is required to satisfy the minimum amount of required tax to be withheld, the Committee may provide either that (i) shares withheld shall be rounded up to the next whole share, or (ii) fractional amounts shall be settled in cash.

        19.    Amendment and Termination.    The Board of Directors may, at any time, amend or terminate the Plan. In addition, the Committee shall have the authority to adopt modifications and amendments to this Plan or any Agreement necessary to comply with the law of the countries in which the Company, its Affiliates and/or Subsidiaries operate. Notwithstanding the foregoing, no amendment shall be made without shareholder approval if approval is required under applicable law or if the amendment would (a) amend Sections 7.4 or 8.7 (other than in connection with a Change in Control), (b) increase the total number of shares of Stock available under the Plan, or (c) materially increase the cost of the Plan to the Company or the benefits to Participants. Any amendment or termination shall not adversely affect the vested or accrued rights or benefits of any Participant without the Participant's prior consent.

        20.    Transfers Upon Death; Nonassignability.    Upon the death of a Participant, outstanding Awards granted to the Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who has acquired the right to exercise by will or the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with (a) written notice and a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that would have applied to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

        Subject to applicable law, the Committee's approval, and any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the secretary of the Company, elect to transfer an Award to (i) a member or members of his or her immediate family (including, but not limited to, children, grandchildren, and spouse, or a trust for the benefit of immediate family members or a partnership in which immediate family members are the only partners) or (ii) a qualified tax-exempt charitable organization; provided, however, that no transfer by any Participant may be made in exchange for consideration.

        21.    Expenses and Receipts.    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

        22.    Deferral of Awards.    A Participant may elect to defer or the Committee may require the deferral of receipt of all or any portion of any Award to a future date as provided in and subject to the terms of the Company's 2001 Key Executive Deferred Compensation Plan or any successor plan, the Agreement, and rules and procedures established by the Committee regarding Award deferrals. All such deferrals shall be made in accordance with Code Section 409A and regulations issued thereunder.

        23.    Short-Term Deferral; Deferred Compensation.

          23.1    Short-Term Deferral.    Unless the Participant has made a valid election to defer receipt of all or any portion of a payment under the Plan in accordance with the terms of a

  Company nonqualified deferred compensation plan, payment of awards hereunder shall be made no later than the later of (i) the date that is 2 1/2 months from the end of the Participant's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the date that is 2 1/2 months from the end of the Company's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

          23.2    Deferred Compensation.    Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes "deferred compensation" within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of such separation from service.

          If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if this Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Code Section 409A. In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A. The Company shall have no liability for any tax imposed on a Participant under Code Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax. Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

        24.    Change in Control Provisions.

          24.1    Vesting and Exercisability.    Except as otherwise provided in any employment agreement, Award Agreement or change in control agreement between the Participant and the Company, Subsidiary and/or Affiliate in effect when a Change in Control occurs (i) upon a "qualifying termination" in connection with a Change in Control, or (ii) in the event an acquiring company does not assume Plan Awards:

            (a)   all outstanding Option and Stock Appreciation Rights shall become fully vested and exercisable;

            (b)   all Performance Goals shall be deemed achieved at target levels and all other terms and conditions met, with Award payout prorated for the portion of the performance period completed as of the "qualifying termination" or Change in Control, as applicable;

            (c)   all restrictions and conditions applicable to any Restricted Stock shall lapse;

            (d)   all restrictions and conditions applicable to any Restricted Stock Units shall lapse and the Restricted Stock Units shall be paid out as promptly as practicable;

            (e)   all Performance Shares shall be prorated for the portion of the performance period completed as of the date of the "qualifying termination" or Change in Control, as applicable, and delivered;

            (f)    all Performance Units shall be prorated for the portion of the performance period completed as of the date of the "qualifying termination" or Change in Control, as applicable and paid out as promptly as practicable; and

            (g)   all other Awards shall be delivered or paid.

            Notwithstanding any Plan provision to the contrary, in the event of a Change in Control, (i) all Annual Incentive Awards for calendar years ended prior to the Change in Control which have not yet been paid out shall be paid out immediately in cash upon a Change in Control, and (ii) for Annual Incentive Awards for the calendar year during which the Change in Control occurs, all Participants shall be deemed to have achieved a pro rata Award equal to either (a) the Participant's target Annual Incentive Award or (b) the actual Annual Incentive Award as determined by year-to-date performance through the last day of the month prior to the month in which the Change in Control occurs, in either case multiplied by a fraction, the numerator of which is the number of days which have elapsed from the beginning of the year to the date on which the Change of Control occurs, and the denominator of which is 365, and the Awards shall be paid in cash within 10 days after the Change in Control.

            For purposes of this Section 24.1, "qualifying termination" means (i) the same definition for "qualifying termination" as set forth in any employment agreement, Award Agreement or change in control agreement between the Participant and the Company, Subsidiary and/or Affiliate in effect when the Change in Control occurs, or, (ii) in the absence of such agreement, a "qualifying termination" shall be any involuntary termination by the Company, Subsidiary and/or Affiliate for any reason, other than disciplinary reasons, within 24 months of the date of the Change in Control.

          24.2    Termination Prior to Change in Control.    Any Participant, whose employment is involuntarily terminated for any reason other than disciplinary reasons within three months prior to the date of the Change in Control, shall be treated, solely for purposes of this Plan, as continuing in the Company's employment until the occurrence of the Change in Control, and to have been terminated immediately thereafter.

          24.3    No Amendment.    Notwithstanding Section 19, upon a Potential Change in Control, the provisions of this Plan may not be amended in any manner that would reduce or alter the rights of Participants to any benefit under this Plan without the consent of each affected Participant. Furthermore, notwithstanding Section 19, upon a Change in Control, the provisions of this Section 24 may not be amended in any respect for three years following a Change in Control but may be amended thereafter.

        25.    Claims Procedure.    Claims for benefits under the Plan shall be filed in writing, within 90 days after the event giving rise to a claim, with the Company's compensation manager, who shall have absolute discretion to interpret and apply the Plan, evaluate the facts and circumstances, and make a determination with respect to the claim in the name and on behalf of the Company. The claim shall include a statement of all facts the Participant believes relevant to the claim and copies of all documents, materials, or other evidence that the Participant believes relevant to the claim. Written notice of the disposition of a claim shall be furnished to the Participant within 90 days after the application is filed. This 90-day period may be extended an additional 90 days for special circumstances by the compensation manager, in his or her sole discretion, by providing written notice of the extension to the claimant prior to the expiration of the original 90-day period. If the claim is denied, the compensation manager shall notify the claimant in writing. This written notice shall:

          (a)   state the specific reasons for the denial;

          (b)   refer to Plan provisions on which the determination is based;

          (c)   describe any additional material or information necessary for the claimant to perfect the claim and explain why the information is necessary; and

          (d)   explain how the claimant may submit the claim for review and state applicable time limits.

        26.    Claims Review Procedure.    Any Participant, former Participant, or beneficiary of either, who has been denied a benefit claim, shall be entitled, upon written request, to access to or copies of all documents and records relevant to his or claim and to a review of his or her denied claim. A request for review, together with a written statement of the claimant's position and any other comments, documents, records, or information that the claimant believes relevant to his or her claim, shall be filed no later than 60 days after receipt of the written notification provided for in Section 25 and shall be filed with the Company's compensation manager. The manager shall promptly inform the Company's senior human resources officer. The senior human resources officer shall make his or her decision, in writing, within 60 days after receipt of the claimant's request for review. This 60-day period may be extended an additional 60 days if, in the senior human resources officer's sole discretion, special circumstances warrant the extension and if the senior human resources officer provides written notice of the extension to the claimant prior to the expiration of the original 60-day period. The written decision shall be final and binding on all parties and shall state the facts and specific reasons for the decision and refer to the Plan provisions upon which the decision is based.

        27.    Lawsuits; Venue; Applicable Law.    No lawsuit claiming entitlement to benefits under this Plan may be filed prior to exhausting the claims and claims review procedures described in Sections 25 and 26. Any lawsuit must be initiated no later than (a) one year after the event(s) giving rise to the claim occurred, or (b) 60 days after a final written decision was provided to the claimant under Section 26, whichever is sooner. Any legal action involving benefits claimed or legal obligations relating to or arising under this Plan may be filed only in Federal District Court in the city of Chicago, Illinois. Federal law shall be applied in the interpretation and application of this Plan and the resolution of any legal action. To the extent not preempted by federal law, the laws of the state of Delaware shall apply.

        28.    Participant Rights.    No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation to treat Participants uniformly.

        29.    Leave of Absence or Transfer.    Transfer between the Company and any Subsidiary or between Subsidiaries, or a leave of absence duly authorized by the Company, shall not be deemed a termination of employment.

        30.    Unsecured General Creditor.    Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest, or claims in any property or assets of the Company. The assets of the Company shall not be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all Company assets shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be an unfunded and unsecured promise of the Company.

        31.    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares or whether fractional shares or any rights to fractional shares shall be forfeited or otherwise eliminated.

        32.    Beneficiary.    A Participant who is an executive officer or Director may file with the Committee a written designation of a beneficiary on the form prescribed by the Committee and may, from time to time, amend or revoke the designation. If no designated beneficiary survives the

Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

        33.    Section 162(m).    The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Committee shall have sole discretion to reduce, eliminate or defer payment of the amount of any Award which might otherwise become payable upon attainment of a Performance Goal.

        34.    Form of Communication.    Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Committee or the Company shall be made in writing and in such form as the Company may prescribe. Any communication shall be effective upon receipt by the Company's compensation manager at OfficeMax, 263 Shuman Boulevard, Naperville, IL 60563, USA.

        35.    Severability.    If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

OfficeMax is a registered trademark of OMX, Inc.

IMPORTANT

        Your vote is important. Please take a moment to vote via telephone or the Internet or REQUEST, SIGN, DATE and promptly MAIL a proxy card. If your shares of stock are held in the name of a brokerage firm, bank, nominee or other institution, please provide voting instructions to that institution in accordance with their directions. If you have any questions or need assistance in voting your stock, please call:

D. F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Phone: 1-800-735-3591

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 04/23/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/03/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com	B A R C O D E

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

OFFICEMAX INCORPORATED
Vote In Person
C/O Wells Fargo Shareowner Services P.O. BOX 64945 St. Paul, Minnesota 55164-0945

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet or Telephone
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To vote now by Internet or telephone, go to WWW.PROXYVOTE.COM. Use the Internet or the telephone to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 22, 2008. Have your notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location
The Annual Meeting for holders as of 02/28/08
is to be held on 04/23/08 at 10:00 a.m. Central Daylight Time at: Holiday Inn Select
1801 N. Naper Blvd.
Naperville, IL 60563

Holiday Inn Select
1801 N. Naper Blvd.
Naperville, Illinois 60563
630-505-4900

From O’Hare Airport
- Follow 190 out of the airport to 294 south
- Follow 294 south to I-88 west
- Follow I-88 west to Naperville Road Exit
The Holiday Inn Select will be a right turn after you exit.

From Midway Airport
- Follow Cicero Avenue north to I-55 south
- Follow I-55 south to I-355 north
- Follow I-355 north to I-88 west
- Follow I-88 west to Naperville Road Exit

The Holiday Inn Select will be a right turn after you exit.

From Downtown Chicago
- Follow I-290 west out of downtown to The I-294 split
- Stay westward as I-290 will flow into I-88 west
- Follow I-88 west to Naperville Road Exit

The Holiday Inn Select will be a right turn after you exit.

Please visit the hotel website for more information:
www.naperselect.com

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.	P99999-010 12 15 # OF #

PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors unanimously recommends you vote “FOR” PROPOSALS 1, 2 and 3 below.
1.	Election of Directors
	Nominees:
	01)	Dorrit J. Bern	05)	Rakesh Gangwal
	02)	Warren F. Bryant	06)	Francesca Ruiz de Luzuriaga
	03)	Joseph M. DePinto	07)	William J. Montgoris
	04)	Sam K. Duncan	08)	David M. Szymanski		B
						A
						R
2.	Appointment of KPMG LLP as independent registered public accounting firm for 2008.					C
						O
						D
3.

Approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and reapprove the material terms of the performance goals under the plan.

						E

				CONTROL #	0000 0000 0000
				BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

						Acct #XXXXXXXXXXXXX
						SHARESXXXXXXXXXXX
						Cusip P99999-010 12 15 # OF #

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 04/23/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/03/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com	B A R C O D E

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

OFFICEMAX INCORPORATED
Vote In Person
OFFICEMAX SAVINGS PLAN C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MINNESOTA 55164-0945

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet or Telephone
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To vote now by Internet or telephone, go to WWW.PROXYVOTE.COM.

Use the Internet or the telephone to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 18, 2008. Have your notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location
The Annual Meeting for holders as of 02/28/08
is to be held on 04/23/08 at 10:00 a.m. Central Daylight Time at: Holiday Inn Select
1801 N. Naper Blvd.
Naperville, IL 60563

Holiday Inn Select
1801 N. Naper Blvd.
Naperville, Illinois 60563
630-505-4900

From O’Hare Airport
- Follow 190 out of the airport to 294 south
- Follow 294 south to I-88 west
- Follow I-88 west to Naperville Road Exit
The Holiday Inn Select will be a right turn after you exit.
From Midway Airport
- Follow Cicero Avenue north to I-55 south
- Follow I-55 south to I-355 north
- Follow I-355 north to I-88 west
- Follow I-88 west to Naperville Road Exit

The Holiday Inn Select will be a right turn after you exit.

From Downtown Chicago
- Follow I-290 west out of downtown to The I-294 split
- Stay westward as I-290 will flow into I-88 west
- Follow I-88 west to Naperville Road Exit

The Holiday Inn Select will be a right turn after you exit.

Please visit the hotel website for more information:
www.naperselect.com

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.	P99999-010 12 15 # OF #

PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors unanimously recommends you vote “FOR” PROPOSALS 1, 2 and 3 below.
1.	Election of Directors
	Nominees:
	01)	Dorrit J. Bern	05)	Rakesh Gangwal
	02)	Warren F. Bryant	06)	Francesca Ruiz de Luzuriaga
	03)	Joseph M. DePinto	07)	William J. Montgoris
	04)	Sam K. Duncan	08)	David M. Szymanski		B
						A
						R
2.	Appointment of KPMG LLP as independent registered public accounting firm for 2008.					C
						O
						D
3.

Approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and reapprove the material terms of the performance goals under the plan.

						E

				CONTROL #	0000 0000 0000
				BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

						Acct #XXXXXXXXXXXXX
						SHARESXXXXXXXXXXX
						Cusip P99999-010 12 15 # OF #

C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MINNESOTA 55164-0945

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 22, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by OfficeMax Incorporated in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to OfficeMax Incorporated, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	OFFMX3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OFFICEMAX INCORPORATED

The Board of Directors unanimously recommends you vote “FOR” PROPOSALS 1, 2 and 3 below.

					For	Withhold	For All	To withhold authority to vote for any
					All	All	Except	individual nominee(s), mark “For All
	Vote On Directors							Except” and write the number(s) of the
	1.	Election of Directors						nominee(s) on the line below.
		Nominees:			☐	☐	☐
		01)	Dorrit J. Bern	05)	Rakesh Gangwal
		02)	Warren F. Bryant	06)	Francesca Ruiz de Luzuriaga
		03)	Joseph M. DePinto	07)	William J. Montgoris
		04)	Sam K. Duncan	08)	David M. Szymanski

Vote On Proposals									For	Against	Abstain

2.	Appointment of KPMG LLP as independent registered public accounting firm for 2008.								☐	☐	☐

3.

Approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and reapprove the material terms of the performance goals under the plan.

									☐	☐	☐

									Yes	No

					Please indicate if you would like to keep your vote confidential under the current policy				☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Dear Shareholder:

OfficeMax Incorporated will hold its annual meeting of shareholders at the Holiday Inn Select in Naperville, Illinois, at 10:00 a.m., Central Daylight Time, on April 23, 2008. Please take a moment to vote your shares of stock for the upcoming annual meeting of shareholders.

Your vote is important.

Broadridge, an independent tabulator, will receive and tabulate the proxy cards.

If you also hold shares of stock through a bank, brokerage firm or other nominee, you will receive separate proxy card(s) or voting instruction card(s) to vote those shares.  To be sure that all of your shares of stock are voted at the meeting, follow the instructions on each separate proxy/voting instruction card that you receive.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY CARD	OFFICEMAX INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS
APRIL 23, 2008

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OFFICEMAX INCORPORATED

The shareholder signing this card appoints Matthew R. Broad, Susan M. Wagner-Fleming and John S. Jennings as proxies, each with the power to appoint a substitute.  They are directed to vote (as indicated on the reverse side of this card) all of the shareholder’s OfficeMax Incorporated stock held on February 28, 2008 at the company’s annual meeting to be held on April 23, 2008, and at any adjournment or postponement of that meeting.  They are also given discretionary authority to vote on any other matters that may properly be presented at the meeting.  All previous proxies are hereby revoked.

This proxy will be voted according to your instructions. If you sign and return the card but do not vote on these matters, then the nominees and proposals 2 and 3 will receive FOR votes.

OFFICEMAX SAVINGS PLAN C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MINNESOTA 55164-0945

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 18, 2008. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by OfficeMax Incorporated in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction cards, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 18, 2008. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to OfficeMax Incorporated, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	OFFMX1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

OFFICEMAX INCORPORATED

The Board of Directors unanimously recommends you vote “FOR” PROPOSALS 1, 2 and 3 below. Vote On Directors
					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	1.	Election of Directors

		Nominees:			☐	☐	☐
		01)	Dorrit J. Bern	05)	Rakesh Gangwal
		02)	Warren F. Bryant	06)	Francesca Ruiz de Luzuriaga
		03)	Joseph M. DePinto	07)	William J. Montgoris
		04)	Sam K. Duncan	08)	David M. Szymanski

Vote On Proposals									For	Against	Abstain

2.	Appointment of KPMG LLP as independent registered public accounting firm for 2008.								☐	☐	☐

3.

Approval of an amendment to the 2003 OfficeMax Incentive and Performance Plan to increase the number of shares of stock available for issuance under the plan and to make certain other changes to the plan and reapprove the material terms of the performance goals under the plan.

									☐	☐	☐

									Yes	No

					Please indicate if you would like to keep your vote confidential under the current policy				☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Dear Plan Participant:

OfficeMax Incorporated will hold its annual meeting of shareholders at the Holiday Inn Select in Naperville, Illinois, at 10:00 a.m., Central Daylight Time, on April 23, 2008. Please take a moment to vote your shares of stock for the upcoming annual meeting of shareholders.

Your vote is important. As a participant in the Employee Stock Ownership Plan or the OfficeMax Incorporated common stock fund of the OfficeMax Savings Plan (the “Plans”) you can vote by using this voting instruction card to instruct the Plans’ trustees (the “Trustees”) on how to vote the shares of stock allocated to you under the Plans. The Trustees will vote any shares of stock in the Plans for which instructions are not received or that are not allocated to an account in the same proportion as the shares of stock voted by the participants generally, subject to the Trustees’ fiduciary obligations under applicable law.

Broadridge, an independent tabulator, will receive and tabulate the voting instruction cards.

If you also hold shares of stock in registered form or through a bank, brokerage firm or other nominee, you will receive a separate proxy card to vote those shares. To be sure that all of your shares of stock are voted at the meeting, follow the instructions on each separate proxy/voting instruction card that you receive.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

VOTING INSTRUCTION CARD	OFFICEMAX INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS
APRIL 23, 2008

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OFFICEMAX INCORPORATED

The shares of stock allocated to your account will be voted according to your instructions. If you sign and return the card but do not vote on these matters, then the nominees and proposals 2 and 3 will receive FOR votes.

As a participant in the Employee Stock Ownership Plan or the OfficeMax Incorporated common stock fund of the OfficeMax Savings Plan (the “Plans”) you can vote by using this voting instruction card to instruct the Plans’ trustees (the “Trustees”) on how to vote the shares of stock allocated to you under the Plans. The Trustees will vote any shares of stock in the Plans for which instructions are not received or that are not allocated to an account in the same proportion as the shares of stock voted by the participants generally, subject to the Trustees’ fiduciary obligations under applicable law.